SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No. _______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-12

                           OBSIDIAN ENTERPRISES, INC.

                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:



        2)  Aggregate number of securities to which transaction applies:



        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



        4)  Proposed maximum aggregate value of transaction:



        5)  Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:


        2) Form, Schedule or Registration Statement No.:


        3) Filing Party:


        4) Date Filed:

                                      PRELIMINARY PROXY SOLICITATION MATERIALS -
                                         DEFINITIVE PROXY SOLICITATION MATERIALS
                                         INTENDED TO BE RELEASED TO STOCKHOLDERS
                                                    ON OR ABOUT OCTOBER __, 2003



                     [Obsidian Enterprises, Inc. Letterhead]






                                October __, 2003



Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Obsidian Enterprises, Inc. to be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, on Wednesday, November 19, 2003, at 10:00 a.m. (local time). To ensure that a quorum will be represented at the meeting, we encourage you to complete, sign, date and return the enclosed proxy card promptly in the enclosed postage prepaid envelope. This will not limit your right to attend the meeting and vote in person.

The enclosed Notice of Annual Meeting and the Proxy Statement cover the business to come before the meeting, which will include the election of directors and the amendment of the Company's Certificate of Incorporation to effect a reverse stock split. We urge you to read these materials carefully.

Your management team has decided not to print a separate annual report but, instead, to use our annual report on Form 10-K for the year ending October 31, 2002, as amended, that was filed with the SEC. Utilizing this format allowed Obsidian to take advantage of significant cost saving measures, while allowing us to provide you with important information you need in order to cast your vote at the Annual Meeting.

We look forward to meeting our stockholders and welcome the opportunity to discuss the business of your company with you.





                                            Timothy S. Durham
                                            Chairman and Chief Executive Officer

                     [Obsidian Enterprises, Inc. Letterhead]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of Obsidian Enterprises, Inc. (the "Company") will be held on Wednesday, November 19, 2003, 10:00 a.m. (local time), at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, for the purpose of considering and voting upon the following matters:

     1) The election of seven directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and have qualified.

     2) The amendment of the Certificate of Designation for the Company's Series C Preferred Stock to provide for proportionate adjustments to reflect any increases and decreases in the Company's Common Stock.

     3) The amendment of the Certificate of Designation for the Company's Series D Preferred Stock to provide for proportionate adjustments to reflect any increases and decreases in the Company's Common Stock.

     4) The amendment of the Company's Certificate of Incorporation to effect a 50-to-1 reverse stock split.

     5) The amendment of the Company's Certificate of Incorporation following effectiveness of the reverse stock split to decrease the number of authorized shares of capital stock from 45,000,000 to 15,000,000 shares, consisting of 10,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

     6) The ratification of the appointment of McGladrey & Pullen, LLP as the independent auditors of the Company for the fiscal year ending October 31, 2003.

     7) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 10, 2003, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement and Proxy.

Even if you plan to attend the meeting, please mail your Proxy promptly so that there may be proper representation at the meeting. You are urged to complete, sign, date and return the enclosed Proxy in the envelope provided. No postage is required if mailed in the United States.

                                       By Order of the Board of Directors

                                       Jeffrey W. Osler
                                       Secretary
October __, 2003

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Summary Term Sheet........................................................... 1
General Information About the Annual Meeting................................. 3
The Reorganization............................................................5
      The Company............................................................ 5
      Background of the Reorganization....................................... 6
      The Reorganization Agreement........................................... 7
      Regulatory Approvals................................................... 7
      Name Change and Change in State of Incorporation....................... 7
      Financial Information.................................................. 7
      Business of the Company Subsequent to Reorganization................... 8
      Sale of Champion Trailer, Inc.......................................... 8
      Proposals Related to the Reorganization................................ 8
Proposals to Be Considered At the Annual Meeting............................. 9
      Proposal 1:  Election of Directors..................................... 9
         Board of Directors.................................................. 9
         Meetings of the Board of Directors..................................11
         Executive Compensation..............................................11
         Compensation of Directors...........................................11
         The Audit Committee.................................................11
         Report of the Audit Committee.......................................12
         The Compensation Committee..........................................13
         Report of the Compensation Committee................................13
         Compensation Committee Interlocks and Insider Participation.........14
         Common Stock Ownership by Principal Stockholders and Management.....16
         Performance Graph...................................................17
         Change in Independent Accountant....................................19
      Introduction to Proposals 2, 3, 4 and 5................................19
      Proposal 2:  Amendment of Series C Preferred Stock Certificate of
         Designation.........................................................20
      Proposal 3:  Amendment of Series D Preferred Stock Certificate of
         Designation.........................................................21
      Proposal 4:  Reverse Stock Split.......................................22
      Proposal 5:  Amendment of Certificate of Incorporation to Decrease
         Authorized Shares of Capital Stock..................................27
      Proposal 6:  Ratification of Appointment of Independent Auditors.......29
Additional Information.......................................................29
      Independent Public Accountant..........................................29
      Section 16(a) Beneficial Ownership Reporting Compliance................29
      Expenses...............................................................30
      Stockholder Proposals for 2004 Annual Meeting..........................30
      Annual Report..........................................................30
      Other Matters..........................................................30

APPENDIX A:      Certificate of Amendment of Certificate of Designations,
                 Preferences, Rights and Limitations of Series C Preferred Stock

APPENDIX B:      Certificate of Amendment of Certificate of Designations,
                 Preferences, Rights and Limitations of Series D Preferred Stock

APPENDIX C:      Certificate of Amendment of Certificate of Incorporation

APPENDIX D:      Obsidian Enterprises, Inc.- Form 10-K, as amended, for the
                 Fiscal Year Ended October 31, 2002

APPENDIX E:      Obsidian Enterprises, Inc. - Information from the Form 10-Q for the Fiscal Quarter Ended July 31, 2003

                                 PROXY STATEMENT

                           OBSIDIAN ENTERPRISES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                November 19, 2003

This Proxy Statement is furnished to the stockholders of Obsidian Enterprises, Inc., a Delaware corporation (the "Company" or "we"), in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Wednesday, November 19, 2003, at 10:00 a.m. (local time), and at any adjournment thereof. The meeting will be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204 (Telephone: 317-237-4122). This Proxy Statement and accompanying form of proxy have been mailed to stockholders on or about _______, 2003.

A change in control and reorganization of the Company (the "Reorganization") occurred in 2001. The Company acquired four companies in the Reorganization in exchange for shares of the Company's Series C Preferred Stock. Since the shareholders will be voting at the Annual Meeting on certain amendments to the Company's Certificate of Corporation that would facilitate the conversion of the shares of Series C Preferred Stock issued in the Reorganization into shares of Common Stock, this Proxy Statement includes information about the Reorganization.

                               SUMMARY TERM SHEET

The following summary briefly describes the material terms of the Reorganization. We have included in the summary references to the sections of this Proxy Statement in which you can find a more complete description of the topics addressed in this summary.

The Reorganization

Prior to the Reorganization, the Company engaged through its wholly owned subsidiary, Danzer Industries, Inc., in the fabrication of metal parts and truck bodies for the service and utilities markets. The Company acquired four new subsidiaries in the Reorganization:

     o United Acquisition, Inc. (which the Company now operates as United Expressline, Inc.), an Indiana corporation, which manufactures cargo, racing and specialty trailers;

     o Pyramid Coach, Inc., a Tennessee corporation, which provides luxury coach leases for corporations and the entertainment industry;

     o Champion Trailer, Inc., an Indiana corporation, which manufactures customized racecar transporters, specialty exhibits trailers and mobile hospitality units; and

     o U.S. Rubber Reclaiming, Inc., an Indiana corporation, which owns and operates butyl-rubber reclaiming facilities.

For more information about the Company and these subsidiaries, see "The Reorganization" below beginning on page 5.

The terms and conditions of the Reorganization were set forth in an Acquisition Agreement and Plan of Reorganization, dated as of June 21, 2001. The parties to that Reorganization Agreement included:

     o the Company (which was at that time a New York corporation named "Danzer Corporation");

     o    Danzer Industries, Inc.;

     o    Pyramid Coach, Inc.;

     o    Champion Trailer, Inc.;

     o    United Acquisition, Inc.;

     o    U.S. Rubber Reclaiming, Inc.;

     o    Timothy S. Durham; and

     o    Obsidian Capital Partnership, L.P.

Mr. Durham was elected Chief Executive Officer and Chairman of the Board of the Company at the time of the Reorganization. He also is the Managing Member and Chief Executive Officer of Obsidian Capital Company LLC, which is the general partner of Obsidian Capital Partnership, L.P. Terry G. Whitesell was elected President and Chief Operating Officer and a director of the Company in the Reorganization. Mr. Whitesell also is a Managing Member of Obsidian Capital Company LLC.

For more information on the parties to the Reorganization, see the discussion below under the caption "The Reorganization" beginning on page 5. (On January 31, 2003, the Company sold Champion Trailer, Inc. to Champion Trailer Acquisition Company, LLC, which was formed by Messrs. Durham and Whitesell. See "The Reorganization - Sale of Champion Trailer, Inc." on page 8.)

Shares Issued in the Reorganization

The Company issued a total of 4,177,855 shares of Series C Preferred Stock in the Reorganization. Each share of Series C Preferred Stock is convertible into 20 shares of Common Stock and votes on an as-converted basis. At the completion of the Reorganization, Obsidian Capital Partnership, L.P. had the right to vote approximately 80% of the votes entitled to be cast on matters voted upon at meetings of the stockholders. The following table shows the number of shares of Series C Preferred Stock issued in the Reorganization for each of the companies that was acquired:

                                          Total Number of Shares of
                                                  Series C
       Name of Acquired Company            Preferred Stock Issued
      ---------------------------------------------------------------

       Pyramid                                       810,099
       U.S. Rubber                                 1,025,151
       Champion                                      135,712
       United                                      2,206,893
      ---------------------------------------------------------------

Proposals to Be Considered at Annual Meeting

The Company is seeking stockholder approval at the Annual Meeting of several amendments to the Company's Certificate of Incorporation. If the amendments in Proposals 2, 3 and 4 are approved by the stockholders, the persons who received shares of the Company's Series C Preferred Stock in the Reorganization and shares of the Company's Series D Preferred Stock in subsequent transactions would be able to convert those shares into shares of Common Stock. See the discussion in "Introduction to Proposals 2, 3, 4 and 5" below (beginning on page
19) for more information about the reasons for and effect of the proposals. The stockholders also will be voting at the Annual Meeting on the election of directors and the ratification of the appointment of independent auditors.

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING


Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on October 10, 2003 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. The holders of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock will vote together as a class on the election of directors (Proposal 1) and the ratification of the independent auditors (Item 6) and also will vote as separate classes on the reverse stock split (Proposal 4) and the decrease in authorized shares (Proposal 5). The holders of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock will vote together as a class on the amendment to the Certificate of Designation of the Series C Preferred Stock (Proposal 2) and on the amendment to the Certificate of Designation of the Series D Preferred Stock (Proposal 3). In addition, the holders of Series C Preferred Stock will vote as a separate class on Proposal 2 and the holders of Series D Preferred will vote as a separate class on Proposal
3. (The Series C Preferred Stock and Series D Preferred Stock are referred to collectively as the "Preferred Stock"). Each share of Common Stock is entitled to one vote on each matter. The shares of Preferred Stock are convertible into shares of Common Stock and are entitled to vote on an as-converted basis on each matter to be voted on at the Annual Meeting, with each share of Series C Preferred Stock being entitled to 20 votes and each share of Series D Preferred Stock being entitled to 175 votes.

How do I vote by proxy?

The enclosed proxy is designed to permit each stockholder of record of the Common Stock or the Preferred Stock on the Record Date to vote at the Annual Meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions of the stockholders given in the proxies. In the absence of such instructions, the shares represented by proxy will be voted:

     o    "FOR" the election of the seven nominees for director (Proposal 1);

     o "FOR" the amendments to the Certificates of Designation for the Company's Series C Preferred Stock and Series D Preferred Stock (Proposal 2 and 3);

     o "FOR" the approval of the reverse stock split and subsequent decrease in the number of authorized shares of capital stock (Proposals 4 and 5); and

     o "FOR" the ratification of the appointment of the independent auditors (Proposal 6).

The named proxies will vote the proxy in their discretion on other matters that may properly come before the meeting. A proxy may be revoked any time before the meeting by delivering to the Company's Secretary a written notice of revocation or a later-dated proxy. A stockholder of record also may revoke a proxy by voting in person at the meeting.

What will the stockholders vote on at the Annual Meeting?

Stockholders will be voting on the following proposals:

     o Election of seven directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and have qualified.

     o Amendment of the Certificate of Designation for the Company's Series C Preferred Stock to provide for proportionate adjustment to the Series C Preferred Stock to reflect any increases and decreases in the Company's Common Stock.

     o Amendment of the Certificate of Designation for the Company's Series D Preferred Stock to provide for proportionate adjustment to the Series D Preferred Stock to reflect any increases and decreases in the Company's Common Stock.

     o Amendment of the Company's Certificate of Incorporation to effect a 50-to-1 reverse stock split.

     o Amendment of the Company's Certificate of Incorporation immediately following the reverse stock split to decrease the number of authorized shares of capital stock.

     o Ratification of the appointment of McGladrey & Pullen, LLP as the independent auditors for the Company for the fiscal year ending October 31, 2003.

Management is not aware of any other matters to be presented at the meeting and has not received notice from any stockholders requesting that other matters be considered.

What constitutes a quorum?

A majority of the outstanding shares of the Company entitled to vote at the meeting, present or represented by proxy, constitutes a quorum for the Annual
Meeting. As of the Record Date, 36,007,925 shares of Common Stock, 4,368,399 shares of Series C Preferred Stock (having 20 votes per share) and 118,688 shares of Series D Preferred Stock (having 175 votes per share), were issued and outstanding. Thus, a total of 144,146,253 votes are entitled to be cast at the Annual Meeting and 72,073,127 votes will constitute a quorum.

How many votes are required for the election of directors and the other proposals?

The nominees for election as directors of the Company (Proposal 1) named in the Proxy Statement will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) is required for Proposals 2 and 3. In addition, the affirmative vote of the Series C Preferred Stock, voting as separate class, is required for Proposal 2, and the affirmative vote of the Series D Preferred Stock, voting as a separate class, is required for Proposal
3. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) voting as a combined class and as separate classes is required to approve the proposed amendments to the Company's Certificate of Incorporation for the reverse stock split (Proposal 4) and to decrease the number of authorized shares of capital stock (Proposal 5). The affirmative vote of a majority of the votes present, in person or represented by proxy and entitled to vote on the matter, is required to ratify the appointment of the independent auditors (Proposal 6).

Abstentions are counted for purposes of determining the presence or absence of a quorum but are not considered votes cast. Brokerage firms generally have authority to vote customers' shares held in street name for the election of directors and on other matters that are considered "routine." Shares held by brokers in street name and for which the brokers do not have discretion to vote are called "broker non-votes." Abstentions and instructions to withhold authority will result in a nominee for director (Proposal 1) receiving fewer votes but will not count as votes "against" the nominee. Abstentions and broker non-votes will affect the determination of the approval of the changes to the Certificates of Designation of the Series C Preferred Stock and Series D Preferred Stock (Proposals 2 and 3, respectively), the reverse stock split (Proposal 4) and the decrease in authorized shares of capital stock (Proposal
5). Abstentions will have the effect of a vote against the ratification of the independent auditors (Proposal 6) but broker non-votes will have no effect.

The Company's executive officers and directors who hold, or have the power to direct the voting of, shares of Common Stock and Preferred Stock eligible to vote at the meeting have indicated that they intend to vote for all of the proposals. As of the Record Date, those executive officers and directors held or had the power to direct 122,905,291 (90.6%) of the votes (which includes the right to vote (on a converted basis) 3,947,193 shares (90.4%) of the Series C Preferred Stock and 118,688 shares (100%) of the Series D Preferred Stock). Therefore, they hold sufficient shares to approve all of the proposals and it is anticipated that all of the proposals will be approved.

                               THE REORGANIZATION

The Company

Prior to the Reorganization, the Company engaged through its wholly owned subsidiary, Danzer Industries, Inc., in the fabrication of metal parts and truck bodies for the service and utilities markets. On June 21, 2001, the Company issued to Obsidian Capital Partnership, L.P. (the "Partnership"), Mr. Durham and certain affiliates a total of 1,970,962 shares of the Company's Series C Preferred Stock in exchange for all of the issued and outstanding shares of three companies:

     o Pyramid Coach, Inc. ("Pyramid"), a provider of luxury coach leases for corporations and the entertainment industry (810,099 shares);

     o    U.S.  Rubber  Reclaiming,   Inc.  ("U.S.   Rubber"),   a  butyl-rubber
          reclaiming operation (1,025,151 shares); and

     o    Champion  Trailer,  Inc.  ("Champion"),  a manufacturer  of customized
          racecar   transporters,   specialty   exhibit   trailers   and  mobile
          hospitality units (135,712 shares).

On July 31, 2001, the Company issued an additional 2,206,893 shares of Series C Preferred Stock to the Partnership to acquire all of the issued and outstanding shares of an additional company:

     o United Acquisition, Inc. (now operated as United Expressline, Inc.) ("United"), a manufacturer of cargo, racing and specialty trailers (2,206,893 shares).

Each share of Series C Preferred Stock is convertible into 20 shares of Common Stock and the holders of shares of Series C Preferred Stock vote on an as-converted basis together with the holders of shares of Common Stock (except when separate class votes are required by the Delaware General Corporation Law or the Company's Certificate of Incorporation).

Background of the Reorganization

The Reorganization of the Company occurred in June and July 2001. Prior to the Reorganization, the Company had engaged through its wholly owned subsidiary, Danzer Industries, Inc. ("Danzer Industries"), in the fabrication of metal parts and truck bodies for the service and utility markets.

On June 21, 2001, the Company acquired from the Partnership, Mr. Durham and certain other persons all of the shares of three companies: Pyramid; U.S. Rubber; and Champion. Also on that date, Mr. Durham was elected Chief Executive Officer and Chairman of the Board of the Company. On July 31, 2001, the Company acquired from the Partnership and Mr. Durham substantially all of the assets of United. These acquisitions and the related changes are referred to in this Proxy Statement as the "Reorganization."

The Partnership is a private equity fund that specializes in buying controlling positions in and developing middle market companies. Timothy S. Durham has been the Chief Executive Officer and a Managing Member of Obsidian Capital Company LLC, the general partner of the Partnership, since the formation of the Partnership in April 2000. The other managing members of Obsidian Capital Company LLC are Terry G. Whitesell and Jeffrey W. Osler.

Mr. Durham became interested in the possible acquisition by the Partnership of Danzer Industries, a small trailer company owned by Danzer Corporation. In February 2001, Mr. Durham approached Renaissance Capital Group, Inc. ("Renaissance Capital"), the beneficial owner of approximately 65% of the Danzer Corporation common ctock, to determine whether there was any interest in selling Danzer Industries.

Mr. Durham engaged in discussions about the possible acquisition with representatives of Renaissance Capital and the management of Danzer Corporation. As the discussions progressed, Danzer Corporation's representatives proposed that Danzer Corporation acquire U. S. Rubber and Champion, which were controlled by the Partnership; United, which the Partnership was in the process of acquiring; and Pyramid Coach, which was owned by Timothy Durham and Terry Whitesell.

Negotiations for the acquisitions continued during the following months. As part of the parties' due diligence investigations conducted in March and April 2001, Mr. Durham visited the Danzer Industries operations in Hagerstown, Maryland, and members of Danzer Corporation's management and representatives of Renaissance Capital visited the operations of the United, U.S. Rubber and Champion. The Board of Directors of Danzer Corporation approved the Reorganization and Reorganization Agreement and the Reorganization Agreement was signed by the parties as of June 21, 2001. The United acquisition was completed on July 31, 2001.

The Reorganization Agreement

The terms and conditions of the Reorganization were set forth in an Acquisition Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of June 21, 2001, by and among the Company (then named "Danzer Corporation"), Danzer Industries, Pyramid, Champion, United, U.S. Rubber, the Partnership and Timothy S. Durham.

Since the Company did not have a sufficient number of authorized and unissued shares of Common Stock, all of the acquisitions in the Reorganization were made in exchange for shares of the Company's Series C Preferred Stock. Pursuant to the Reorganization Agreement, in June 2001 Mr. Durham was named the Company's Chairman and Chief Executive Officer, Mr. Whitesell was named the Company's President and Chief Operating Officer and Jeffrey Osler, a managing member of Obsidian Capital Company LLC, was named Executive Vice President, Secretary and Treasurer of the Company. Messrs. Durham, Whitesell and Osler also were elected directors of the Company in June 2001.

Regulatory Approvals

No federal or state regulatory approvals were required for the Reorganization. The Company did not obtain any reports, opinions or appraisals in connection with the Reorganization.

Name Change and Change in State of Incorporation

Following the Reorganization and at the Annual Meeting of Stockholders held on October 5, 2001, the Company's stockholders approved the reincorporation of the Company in Delaware and the change of the Company's name. On October 2001, the Company's state of incorporation was changed from New York to Delaware and the Company's name was changed from Danzer Corporation to Obsidian Enterprises, Inc. The Company originally was incorporated in New York in 1987 under the name Affiliated National, Inc. and had subsequently changed its name to Global Environmental Corp. and then to Danzer Corporation.

Financial Information

The Reorganization is reflected in the Company's consolidated financial statements, which have been included in filings the Company has made with the SEC since the Reorganization. Audited financial statements for and as of the Company's fiscal year ended October 31, 2002, are included in Appendix D to this Proxy Statement. Unaudited financial statements for and as of the nine-month period ended July 31, 2003, are included in Appendix E to this Proxy Statement. In addition, financial statements for each of the businesses the Company acquired in the Reorganization were filed in amendments to Form 8-Ks the Company filed with the SEC on April 19, 2002. (The filings the Company makes with the SEC may be obtained without charge at the SEC's website at www.sec.gov.)

Business of the Company Subsequent to the Reorganization

The Company currently is a holding company headquartered in Indianapolis, Indiana that conducts business through five subsidiaries: U.S. Rubber, a butyl-rubber reclaiming operation; Pyramid, a provider of short- and long-term luxury coach leases for corporations and the entertainment industry; Obsidian Leasing Co., Inc. ("Obsidian Leasing"), the owner of certain of the coaches operated by Pyramid; United, a manufacturer of steel-framed cargo, racing and specialty trailers; and Danzer Industries, a manufacturer of service and utility truck bodies and accessories and cargo trailers. (Champion, a manufacturer of customized racecar transporters, specialty exhibit trailers and mobile hospitality units, formerly owned by the Company, was sold in January 2003. See "Sale of Champion Trailer, Inc." below.)

The Company operates in three industry segments comprised of butyl-rubber processing; trailer and related transportation equipment manufacturing; and leasing of transportation. For a detailed description of the Company's business, including segment information, see "Description of Business" in Appendix D.

Sale of Champion Trailer, Inc.

The Company determined in 2002 that it would not be possible for Champion to achieve profitable operations in the foreseeable future without a substantial cash infusion. On October 30, 2003, the Company's Board of Directors agreed to sell the assets of Champion to an entity controlled by Messrs. Durham and Whitesell in exchange for the assumption of all of Champion's liabilities other than subordinated debt. The sale was completed on January 30, 2003.

Proposals Relating to the Reorganization

The Company's stockholders will be voting on several proposals at the Annual Meeting that will facilitate the conversion into Common Stock of shares of Preferred Stock issued in and subsequent to the Reorganization:

     o Amendment of the Company's Certificates of Designation for the Series C Preferred Stock and Series D Preferred Stock to provide for proportionate adjustments to reflect any increases and decreases in the Company's Common Stock (such as would occur in a reverse stock split) (Proposals 2 and 3).

     o Amendment of the Company's Certificate of Incorporation to effect a 50-to-1 reverse stock split (Proposal 4).

     o Amendment of the Company's Certificate of Incorporation following effectiveness of the reverse stock split to decrease the number of authorized shares to capital stock from 45,000,000 to 15,000,000 consisting of 10,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.

The  stockholders  also will be voting on the following  proposals at the Annual
Meeting:

     o    Election of seven directors for one-year terms (Proposal 1).

     o Ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003 (Proposal 6).

                PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors consists of seven members. The members of the Board of Directors are elected to serve one-year terms. Each director serves until the next Annual Meeting of Stockholders or until the director's successor has been elected and has qualified. The following table presents biographical information on the seven nominees.



       The Board of Directors unanimously recommends that the stockholders vote FOR the election of the seven nominees.

                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------
      Name                Age      Business Experience and Service as a Director
--------------------------------------------------------------------------------
Timothy S. Durham          41      Mr. Durham has served as the Chief  Executive
                                   Officer  and  Chairman of the Board and as a
                                   director of the Company  since June 2001. He
                                   has  served as a  Managing  Member and Chief
                                   Executive   Officer  of   Obsidian   Capital
                                   Company LLC, which is the general partner of
                                   Obsidian  Capital  Partners  LP, since April
                                   2000.  Beginning in 1998, Mr. Durham founded
                                   and  maintained  a  controlling  interest in
                                   several  investment funds,  including Durham
                                   Capital   Corporation,    Durham   Hitchcock
                                   Whitesell   and  Company   LLC,  and  Durham
                                   Whitesell  &  Associates  LLC.  From 1991 to
                                   1998,   Mr.   Durham   served   in   various
                                   capacities  at Carpenter  Industries,  Inc.,
                                   including as Vice  Chairman,  President  and
                                   Chief  Executive  Officer.  Mr.  Durham also
                                   serves as a director  of  National  Lampoon,
                                   Inc.    Mr.    Durham    is   Mr.    Osler's
                                   brother-in-law.

--------------------------------------------------------------------------------
Daniel S. Laikin           41      Mr.  Laikin has served as a director  of the
                                   Company since  September 2001. Mr. Laikin is
                                   Chief  Operating  Officer  and a director of
                                   National   Lampoon,   Inc.  He  has  been  a
                                   Managing Member of Fourleaf  Management LLC,
                                   a management  company of an investment  fund
                                   that invests in technology related entities,
                                   since  1999.   Mr.   Laikin  served  as  the
                                   Chairman of the Board of Biltmore Homes from 1993 to 1998.

--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------
      Name                Age      Business Experience and Service as a Director
--------------------------------------------------------------------------------
D. Scott McKain            48      Mr.  McKain  has  been  a  director  of  the
                                   Company and Vice Chairman of the Board since
                                   September   2001.   He  has  served  as  the
                                   Chairman of McKain  Performance  Group since
                                   1981.  Mr.  McKain  also  has  been the Vice
                                   Chairman of Durham Capital Corporation since
                                   1999.  From 1983 to 1998,  Mr.  McKain was a
                                   broadcast    journalist    and    television
                                   commentator. Mr. McKain also has authored several books and is a keynote speaker who presents high content workshops across the nation.

--------------------------------------------------------------------------------
Jeffrey W. Osler           35      Mr. Osler has served as the  Executive  Vice
                                   President,  Secretary and Treasurer and as a
                                   director of the Company  since June 2001. He
                                   also  is  a  Managing   Member  of  Obsidian
                                   Capital Company LLC and has served as Senior
                                   Vice   President   at  Durham   Whitesell  &
                                   Associates    LLC   and    Durham    Capital
                                   Corporation since September 1998. Prior to that time, Mr. Osler served as the General
                                   Manager of Hilton Head  National  Golf Club.
                                   Mr.  Osler is Mr.  Durham's  brother-in-law.

--------------------------------------------------------------------------------
John A.  Schmit            35      John A.  Schmit  has been a  director  since
                                   July 2001.  Mr.  Schmit  joined  Renaissance
                                   Capital  Group,  Inc.  in  1997  and is Vice
                                   President--Investments.   Prior  to  joining
                                   Renaissance   Capital   Group,   Mr.  Schmit
                                   practiced  law with the law firm of  Gibson,
                                   Ochsner & Adkins  in  Amarillo,  Texas  from
                                   September  1992 to September  1994.  Between
                                   August  1994  and  May  1996,   Mr.   Schmit
                                   attended  Georgetown   University  where  he
                                   earned  his  L.L.M.  in  International   and
                                   Comparative Law.

--------------------------------------------------------------------------------
Goodhue W. Smith,  III     53      Mr. Smith has been a director of the Company
                                   since 1997.  Mr. Smith founded  Duncan-Smith
                                   Investments, Co., an investment banking firm in San Antonio, Texas, in 1978 and since that time has served as its Secretary and Treasurer. Mr. Smith also is a director of Citizens National Bank of Milam County.

--------------------------------------------------------------------------------
Terry  G.  Whitesell       64      Mr.  Whitesell  has served as the  President
                                   and  Chief   Operating   Officer  and  as  a
                                   director  of the  Company  since  June 2001.
                                   Prior  to that  time he  co-founded  several
                                   entities with Mr. Durham, including Obsidian
                                   Capital   Company,   LLC,  Durham  Hitchcock
                                   Whitesell   and   Company   LLC  and  Durham
                                   Whitesell & Associates  LLC.  Mr.  Whitesell
                                   also  is  a  Managing   Member  of  Obsidian
                                   Capital  Company LLC.  From April 1992 until
                                   September  1998,  Mr.  Whitesell  served  as
                                   Executive   Vice   President   of  Carpenter
                                   Industries, Inc.

--------------------------------------------------------------------------------

Each of the nominees has agreed to serve the term for which he has been nominated. It is intended that the proxies solicited by the Board of Directors will be voted for the nominees named above. If any nominee is unable to stand for election, the Board of Directors may designate a substitute nominee or adopt a resolution reducing the number of members on the Board. If a substitute nominee is designated, shares represented by proxy would be voted for the substituted nominee.

Nomination of Directors

The Company's Board of Directors does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board as a whole.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During fiscal 2002, the Company's Board of Directors held two meetings and took action by unanimous consent on six occasions. All the Company's directors attended 75% or more of the aggregate of the meetings of the Board of the Company and all committees upon which the Directors served. The Company has two standing committees, the Audit Committee and the Compensation Committee.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered during the Company's past three fiscal years ended October 31, 2002 by the Company's Chief Executive Officer. (No executive officers of the Company received a salary and bonus for fiscal 2002 in excess of $100,000 so as to require their inclusion in the table.)

-----------------------------------------------------------------------------------------------------------------
                                                                                   Long-Term
                                                                                  Compensation
                         Annual Compensation                                        Awards
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                 Securities
       Name and                                                                  Underlying            All Other
   Principal Position        Year            Salary               Bonus         Options/SARs        Compensation
------------------------------------------------------------------------------------------------------------------
Timothy S. Durham,           2002           $75,000                 $0                $0                   $0
Chief Executive              2001           $27,404                 $0                $0                   $0
Officer(1)                   2000               N/A                N/A               N/A                  N/A
------------------------------------------------------------------------------------------------------------------

(1) Mr. Durham was elected Chief Executive Officer and Chairman of the Board on June 21, 2001.

Option/SAR Grants in Last Fiscal Year

No grants were made during fiscal 2002 pursuant to the Company's 1999 Stock Option Plan or the 2001 Long Term Incentive Plan.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

No executive officer named in the Summary Compensation Table held unexercised options or SARs as of October 31, 2002 or exercised options during fiscal 2002.

Employment and Control Agreements

The Company did not have any employment agreements with any of the executive officers named in the Summary Compensation Table as of the end of fiscal 2002.

Compensation of Directors

Directors who are not employees of the Company are entitled to a board meeting attendance fee of $750 plus reimbursement of expenses.

                               THE AUDIT COMMITTEE

The Audit Committee members for fiscal 2002 were Mr. John A. Schmit, who served as Chair, and Messrs. Goodhue W. Smith, III and Daniel S. Laikin. The Audit

Committee met three times in fiscal 2002. In addition to the three full meetings of the audit committee, the Chairman of the audit committee discussed with McGladrey & Pullen, LLP their findings and procedures relative to the quarterly reviews performed by McGladrey & Pullen, LLP. These meetings and discussions were designed to facilitate and encourage communication between the Audit Committee and the Company's independent auditors, McGladrey & Pullen, LLP.

The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, makes recommendations to the Board regarding the selection of independent auditors, consults with management and the independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. The members of the Audit Committee are independent as defined by the National Association of Securities Dealers' ("NASD") listing standards. The Company's Board of Directors adopted a written charter for the Audit Committee in 2001. A copy of the Audit Committee Charter was attached as Appendix A to the proxy statement for the 2001 Annual Meeting of Stockholders.

                          REPORT OF THE AUDIT COMMITTEE

This report is being provided to inform stockholders of the Audit Committee's oversight with respect to the Company's financial reporting.

The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements for the year ended October 31, 2002. The Audit Committee also has discussed with the Company's independent auditors, McGladrey & Pullen, LLP, the matters required to be discussed by SAS 61 as amended by SAS 89 and SAS 90 (Codification of Statements on Auditing Standards, AU ss.380). The Audit Committee has received from McGladrey & Pullen, LLP, the written report, the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has reviewed, evaluated and discussed with McGladrey & Pullen, LLP its independence. The Audit Committee also has discussed with management and with McGladrey & Pullen, LLP, such other matters and received such assurances from them as the Audit Committee has deemed appropriate.

In reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2002, as amended, that has been filed with the Securities and Exchange Commission.

This Report is submitted by the members of the Audit Committee:

     John A. Schmit
     Goodhue W. Smith, III
     Daniel S. Laikin

                           THE COMPENSATION COMMITTEE

D. Scott McKain, who served as Chair, and John A. Schmit served as the members of the Compensation Committee for fiscal 2002. The Compensation Committee met once in fiscal 2002. The Committee reviews all salary and employee benefit issues relating to employees and directors of the Company and makes recommendations to the Board regarding the compensation of executive officers. The Compensation Committee also is responsible for the administration of the 1999 Stock Compensation Plan and 2001 Long Term Incentive Plan.

                      REPORT OF THE COMPENSATION COMMITTEE

                                October 31, 2002


Compensation Policies

In connection with the change of control and reorganization of the Company that occurred on June 21, 2001 (the "Reorganization"), Timothy S. Durham became Chief Executive Officer and Chairman of the Board of the Company, replacing the former Chief Executive Officer, who resigned on that date. The other executive officers of the Company also were replaced in the Reorganization. In addition, Mr. Durham and the other new executive officers acquired in the Reorganization beneficial ownership of more than a majority of the voting power of the Company's capital stock.

Given the Reorganization, his beneficial ownership interest and the Company's financial concerns, Mr. Durham recommended to the Compensation Committee that he and the other new executive officers receive only nominal salaries for the 2001 fiscal year and that no bonuses or other incentive compensation packages be approved for fiscal 2001. The Compensation Committee adopted Mr. Durham's recommendations. As a consequence, Mr. Durham's total compensation for the more than four months that he served during the 2001 fiscal year was only $27,404 and none of the other new executive officers received compensation in an amount requiring the compensation to be reported in the Summary Compensation Table.

Mr. Durham made similar recommendations concerning compensation for fiscal 2002 as he had made for fiscal 2001 and the Compensation Committee again adopted his recommendations. Consequently, Mr. Durham received a salary of $75,000 and no bonus for fiscal 2002 and none of the other executive officers received compensation in an amount that would require their inclusion in the Summary Compensation Table. The amount of compensation paid to Mr. Durham and the other executive officers was not based on the Company's performance.

This report is submitted by the members of the Compensation Committee:

         D. Scott McKain
         John A. Schmit

                      COMPENSATION COMMITTEE INTERLOCKS AND

                              INSIDER PARTICIPATION

A number of related party transactions occurred in connection with the Reorganization in 2001. As discussed above, the Reorganization transactions occurred in two parts:

     o On June 21, 2001, the Company acquired from the Partnership, Mr. Durham and certain other shareholders all of the shares of Pyramid, Champion and U.S. Rubber.

     o On July 31, 2001, the Company acquired from the Partnership and Mr. Durham substantially all of the assets of United.

Prior to these transactions, DW Leasing, LLC ("DW Leasing"), a company owned by Messrs. Durham and Whitesell, had entered into a number of transactions with Pyramid whereby coaches owned by DW Leasing were operated by Pyramid and the debt on these coaches were cross-guaranteed by DW Leasing and Pyramid. Although the Company does not own any interest in DW Leasing, the accounts of DW Leasing are included in the financial statements of the Company.

The agreements entered into at the time of the Reorganization contemplated that the coaches and related debt would be promptly transferred by DW Leasing to the Company's subsidiary, Obsidian Leasing Co., Inc. ("Obsidian Leasing"). Twenty seven coaches were transferred by DW Leasing to Obsidian Leasing in November 2001 in consideration of the assumption of the related debt. Pyramid continues to operate the remaining seven coaches for DW Leasing pursuant to a management agreement. Prior to the Reorganization described above, DW Leasing and Pyramid were privately owned and structured in a tax-efficient manner. Because of the nature of this structure, transfer of the remaining seven coaches owned by DW Leasing would have adverse tax consequences to the owners of DW Leasing which had not been contemplated in the Reorganization. Accordingly, the Company has agreed to continue to operate these coaches through DW Leasing. During 2002, the Company received gross revenue of $674,000 from the coaches operated by Pyramid for DW Leasing and paid fees of $538,000 to DW Leasing for the use of the coaches.

During 2002 and 2001, Obsidian Capital Partners, LP, the majority stockholder of the Company, advanced funds to the Company. These funds were advanced to fund losses of Champion and to fund the professional fees with respect to the filings with the SEC in connection with the Reorganization in 2001 and closing costs in connection with the Reorganization and the closing of the purchase of United. The maximum amount outstanding during 2002, related to funding of Champion losses and funding professional fees was $1,290,000 and $1,275,000 respectively. On April 25, 2002, $1,290,000 of the amounts advanced was converted to Series C Preferred Stock. On October 24, 2002, $1,275,000 of the amounts advanced was converted to Series D Preferred Stock.


Mr. Durham owns a 50% interest in Fair Holdings, Inc. ("Fair Holdings"). During 2002, Fair Holdings advanced funds to the Company to fund a debt reduction at Champion and to fund certain professional fees with respect to the filing with the SEC. The maximum amount outstanding in 2002 to Fair Holdings related to debt restructuring at Champion and funding certain professional fees was $596,000 and $270,000, respectively. On April 25, 2002, $596,000 of the amounts advanced was converted to Series C Preferred Stock. On October 24, 2002, $270,000 of the amounts advanced was converted to Series D Preferred Stock.

In addition to the advances, during the fiscal year ended October 31, 2002, Fair Holdings provided a $5,000,000 line of credit to the Company. The maximum amount outstanding in 2002 was $1,798,000. The line of credit is unsecured, bears interest at 10% per annum and matures in January 2005.

Fair Holdings also has leased certain computer equipment to the Company on a short-term basis commencing on August 1, 2002. The rental paid in 2002 was $1,000.

Fair Holdings lent Obsidian Leasing an aggregate of $1,588,000 in connection with the refinancing of coaches. The maximum amount outstanding during 2002 for this refinancing was $1,588,000. The loans are ten-year, interest-only loans, subordinate to the bank debt on the coaches and bear interest at 14% per annum.

The Company subleases its headquarters space from Fair Holdings under a sublease with a monthly rental of $3,675. Prior to the sublease with Fair Holdings, the Company sublet space from Obsidian Capital Company and paid $56,000 to Obsidian Capital Company for its space in 2002.

Fair Holdings leased certain computer equipment to Danzer under a twelve month lease effective August 1, 2002. The aggregate rental due under the twelve month lease is $8,000.

DW Trailer, LLC, a company owned by Messrs. Durham and Whitesell, has leased a forklift to Danzer under a 38 month lease at $1,000 per month.

United advanced Obsidian Capital Company $216,000, as a part of the closing of the purchase of the United transaction. The amount was paid back to United in 2002.

DC Investments, a company controlled by Mr. Durham, lent U.S. Rubber $700,000 pursuant to a subordinated note which bears interest at 15% per annum with the principal payable in March 2007. The loan was made to permit the Company to complete the elimination of the interest of SerVaas, Inc. in U.S. Rubber.

During 2002, DC Investments purchased the senior secured loans to Champion from the bank which held them. The maximum amount outstanding to DC Investments in 2002 was $602,000. The loans bear interest at 5.5%.

On October 30, 2002, the Company entered into a Memorandum of Agreement with Messrs. Durham and Whitesell pursuant to which Champion agreed to sell all of its assets to an entity to be designated by Messrs. Durham and Whitesell subject to the payment by Messrs. Durham and Whitesell of $1.00 and the assumption by the entity acquiring the assets of all of the liabilities of Champion except for the liability of Champion to Markpoint Equity Growth Fund IV, which was settled by the Company. This transaction closed on January 30, 2003.

Management believes that the transactions described above were on terms no less favorable to the Company and its subsidiaries than would have been the case for transactions with unrelated third parties.

         COMMON STOCK OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of Common Stock as of October 10, 2003, by (i) all persons known to the Company to be the beneficial owner of five percent or more of the Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and each of the Company's other most highly compensated executive officers whose total annual compensation for 2002 based on salary and bonus earned during 2002 exceeded $100,000 (the "named executive officers"); (iv) the current executive officers; and (v) all Company directors and executive officers as a group. This table does not include shares of Common Stock that may be purchased pursuant to options not exercisable within 60 days of the record date. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                     Common Stock            Series C Preferred Stock     Series D Preferred Stock
                                     ------------            ------------------------     ------------------------
                                Number of    Percentage of   Number of     Percentage      Number of     Percentage of
                                 Shares          Shares        Shares      of Shares        Shares          Shares
    Name and Address of       Beneficially    Beneficially  Beneficially  Beneficially   Beneficially    Beneficially
     Beneficial Owner            Owned          Owned          Owned         Owned          Owned           Owned
     ----------------            -----          -----          -----         -----          -----           -----
Executive    Officers    and
Directors:
Timothy S. Durham (1)             109,067,817     80.4%      3,942,193       90.2%           118,688       100.0%
D. Scott McKain                       810,100      2.2%             --          --                --           --
Jeffrey W. Osler (2)               91,201,903     72.2%      3,755,869       86.0%            87,185        73.5%
John A. Schmit (3)                  5,016,000     13.9%             --          --                --           --
Goodhue W. Smith, III (4)             298,334        *           5,000          *                 --           --
Terry G. Whitesell (5)             97,287,683     77.0%      3,755,869       86.0%            87,185        73.5%
Daniel S. Laikin                           --        --             --          --                --           --
Barry Baer(6)                          10,000        *              --          --                --           --
Rick D. Snow(7)                            --        --             --          --                --           --
Anthony P. Schlichte(8)                    --        --             --          --                --           --
All current officers and
directors as a group (9
persons)                          122,905,291     90.6%      3,947,193       90.4%           118,688       100.0%
Other 5% Owners:
Fair Holdings, Inc.(9)              9,239,505     20.4%        186,324        4.3%            31,503        26.5%
Huntington Capital
Investment Company (10)             7,724,126     17.7%        386,206        8.8%                --           --
Obsidian Capital Partners,
L.P. (11)                          87,874,705     70.9%      3,755,869       86.0%            87,185        33.5%
Richard W. Snyder(12)               1,946,667      5.4%             --          --                --           --


The number of shares of Common Stock above also includes the Preferred Stock converted to Common Stock equivalents.

---------
*less than one percent
(1) Includes 7,338,103 shares of Common Stock directly owned by Mr. Durham; 2,088,366 shares held by Diamond Investments, LLC, for which Mr. Durham serves as Managing Member and for which shares Mr. Durham may be deemed to share voting and dispositive power; 3,942,193 shares of Series C preferred stock and 118,688 shares of Series D preferred stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares; 186,324 shares of Series C preferred stock and 31,503 shares of Series D preferred stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as an executive officer and shareholder of Fair Holdings, which directly owns such shares; and 27,140 shares of Common Stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as a managing member of Durham Whitesell and Associates, LLC, which directly owns such shares. The address of Mr. Durham is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(2) Includes 827,200 shares of Common Stock directly owned by Mr. Osler; and 3,755,869 shares of Series C preferred stock and 87,185 shares of Series D preferred stock over which Mr. Osler shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Osler due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares. The address of Mr. Osler is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(3) Represents shares that may be acquired pursuant to convertible debentures issued by the Company on July 19, 2001, to Renaissance US Growth Investment Trust PLC ("RUSGIT") and BFSUS Special Opportunities Trust PLC ("BFS") and pursuant to warrants issued on January 24, 2003, in consideration of a waiver granted in connection with the convertible debentures. Mr. Schmit is Vice President of Renaissance Capital Group, Inc., the investment manager of RUSGIT and BFS. Mr. Schmit disclaims beneficial ownership as to the shares beneficially owned by RUSGIT and BFS. The address of Mr. Schmit is 8080 North Central Expressway, Suite 210, Dallas, Texas 75206.

(4) Includes 81,667 shares of Common Stock and 5,000 shares of Series C Preferred Stock directly owned by Mr. Smith. The address of Mr. Smith is 711 Navarro, San Antonio, Texas 78205.

(5) Includes 6,885,840 shares of Common Stock directly owned by Mr. Whitesell; 3,755,869 shares of Series C preferred stock and 87,185 shares of Series D preferred stock over which Mr. Whitesell shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Whitesell due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares; and 27,140 shares of Common Stock over which Mr. Whitesell shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Whitesell due to his position as a managing member of Durham Whitesell and Associates, LLC, which directly owns such shares. The address of Mr. Whitesell is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(6)  Mr. Baer completed his term of employment with the Company in April 2003.

(7) Mr. Snow was named Executive Vice President and Chief Financial Officer in April 2003. He continues to serve as Chief Financial Officer for Fair Finance, Inc., a company for which Mr. Durham, the Company's Chairman and Chief Executive Officer, also serves as Chief Executive Officer. Prior to joining Fair Finance, Inc., in 2002, Mr. Snow had served as Senior Manager of Brockman, Coats, Gedelian & Co., a regional accounting firm. Prior to joining Brockman, Coats, Gedelian & Co., he was an accountant with Grant Thornton LLP.

(8) Mr. Schlichte has served as Executive Vice President of Corporate Finance since April 2003. Previously he held vice president and senior lending officer positions at First Indiana Bank.

(9) Consists of 186,324 shares of Series C preferred stock and 31,503 shares of Series D preferred stock directly owned by Fair Holdings, Inc.

(10) Based on the information reported in a Schedule 13G filed with the SEC on August 6, 2001.

(11) Consists of 3,755,869 shares of Series C preferred stock and 87,185 shares of Series D preferred stock directly owned by Obsidian Capital Partners, L.P. Voting and dispositive power over the shares may be deemed to be held by Obsidian Capital Partners, LP, Obsidian Capital Company, LLC and the managing members of Obsidian Capital Company LLC, which include Messrs. Durham, Whitesell and Osler.

(12) Based on the information reported in a Schedule 13D filed with the SEC on September 9, 1996.

                                PERFORMANCE GRAPH

The SEC requires the Company to include in this Proxy Statement a line graph comparing the Company's cumulative five-year total stockholder returns on Common Stock with market and industry returns over the past five years. The following chart (prepared by Standard & Poor's) compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock from October 31, 1998 through October 31, 2002, with the cumulative total return of the Nasdaq U.S. Index and of a peer group of issuers with similar market capitalizations. Because there is an insufficient number of publicly traded companies with businesses comparable to the Company's business, the peer group has been selected on the basis of similar market capitalization rather than on an industry or a line-of-business basis. The comparison assumes $100 was invested immediately prior to such period in Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. Dates on the following chart represent the last day of the indicated fiscal year. The Company paid no dividends during the period.

[GRAPH OMITTED]

*The peer group consists of the following issuers: 21st Century Holding Co; Arrhythmia Research Technology; Avalon Holdings Corp; Bio Imaging Technologies, Inc.; C-3d Digital, Inc.; Coram Healthcare Corp.; Cubic Energy, Inc.; Elmers Restaurants, Inc.; Emergency Filtration Products, Inc.; Evolve Software, Inc.; IIS Intelligent Information Systems, Ltd.; Knowledgemax Inc.; Merchant Capital Group, Inc; Movie Star, Inc.; Systemone Technologies Inc.; TAT Technologies, Ltd.; Vialink Co.; VLPS Lighting Services International; WTC Industries, Inc.; and Zoom Technologies, Inc.

                                                                INDEXED RETURNS
                               Base                               Years Ending
                              Period
Company Name / Index          Oct97         Oct98        Oct99       Oct00       Oct01        Oct02
----------------------------------------------------------------------------------------------------
OBSIDIAN ENTERPRISES INC       100          68.00        48.00      168.00      200.00       208.00
NASDAQ U.S. INDEX              100         111.87       188.83      213.11      107.07        84.95
PEER GROUP                     100          51.23        39.07       38.29        5.91         6.08


                        CHANGE IN INDEPENDENT ACCOUNTANT

As previously reported in the 2002 Proxy Statement and in a Current Report Form 8-K filed on November 13, 2001, the Audit Committee of the Company's Board of Directors decided on November 7, 2001, to dismiss Linton, Shafer & Company, P.A. ("Linton Shafer") as the Company's independent auditors. The audit reports of Linton Shafer on the consolidated financial statements of the Company as of and for the years ended October 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2000 and 1999 and the period following October 31, 2000, there were no disagreements between the Company and Linton Shafer on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter from Linton Shafer confirming the statements set forth in this Item 9 was attached as Exhibit 16 to the Current Report on Form 8-K filed on November 13, 2001.

On November 7, 2001, the Board of Directors engaged McGladrey & Pullen, LLP ("McGladrey") as the Company's new independent auditors. During the fiscal years ended October 31, 2000 and 1999 and during the period following October 31, 2000, the Company did not consult McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice provided that McGladrey concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                     INTRODUCTION TO PROPOSALS 2, 3, 4 AND 5

We are asking our stockholders to vote on four separate proposals to amend the Company's current Certificate of Incorporation. Stockholders may vote for all, some or none of Proposals 2, 3, 4 and 5; stockholders should note, however, that the Board will not implement Proposal 5 unless the stockholders first approve Proposal 4.

As discussed above, at the time of the Reorganization in 2001, the Company did not have a sufficient number of authorized and unissued shares of Common Stock, the Company issued shares of the Company's Series C Preferred Stock as consideration for the companies acquired in the Reorganization. The Company also has issued shares of Series D Preferred Stock since the Reorganization.

Proposal 2 would amend the Certificates of the Designations, Preferences, Rights and Limitations of Series C Preferred Stock and Proposal 3 would amend the Certificate of the Designations, Preferences, Rights and Limitations of Series D Preferred Stock. The amendments made by Proposals 2 and 3 are the same: each amendment would add a new subsection to provide for the proportionate increase or decrease in the number of shares of Series C Preferred and Series D Preferred, respectively, to reflect an increase or decrease in the shares of outstanding Common Stock.

In the Reorganization Agreement, the Company agreed that, following the effective date of the Reorganization, it would seek stockholder approval of the authorization of sufficient shares to permit conversion of the Series C

Preferred Stock into Common Stock and to effect a reverse stock split. The Reorganization Agreement also obligated the persons who had acquired the shares of Series C Preferred Stock to convert those shares into shares of Common Stock within 30 days after that stockholder approval. The Company has been unable until now to seek stockholder approval of the reverse stock split and change in authorized Common Stock because of the need to comply with certain SEC financial statement requirements relating to the Reorganization. On August 28, 2003, the SEC granted the Company a waiver of those financial statement requirements.

To provide sufficient authorized shares of Common Stock for the conversion of the Preferred Stock, we propose to reduce the number of outstanding shares by the reverse stock split in Proposal 4. Following the reverse stock split, 720,158 shares of Common Stock would be outstanding. The reverse stock split would not affect the number of shares of Common Stock that are authorized, so we are proposing in Proposal 5 to reduce the Company's authorized shares of Common Stock from 40,000,000 to 10,000,000.

                                   PROPOSAL 2

                      AMENDMENT OF SERIES C PREFERRED STOCK
                           CERTIFICATE OF DESIGNATION

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Certificate of Desigation for the Series C Preferred Stock. The preferences, rights and limitations of the Series C Preferred Stock are set forth in the Certificate of Designation for the Series C Preferred Stock, which is part of the Company's Certificate of Incorporation filed with the Delaware Secretary of State. The Certificate of Incorporation authorizes the Company to issue 5,000,000 shares of preferred stock and 4,600,000 of those shares of preferred stock are designated Series C Preferred Stock. As of the record date, 4,368,399 shares of Series C Preferred Stock were issued and outstanding. Each share of Series C Preferred Stock is convertible, at the option of the holder, into twenty shares of Common Stock and votes with the shares of Common Stock on an as-converted basis.

The proposed amendment would amend Section 4, "Conversion, Adjustments and Registration Rights," of the Certificate of Desigation for the Series C Preferred to add a new subsection (h) to provide that, if the Company divides its number of shares of Common Stock in to a greater number of shares or combines its number of shares of Common Stock into a lesser number of shares, the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock into shares of Common Stock would be proportionately increased or decreased. The exact text of the new subsection (h) of Section 4 is as follows:

     "(h) In the event the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock, into a greater number of shares, the number of shares of Common Stock issuable hereunder upon conversion of shares of Series C Preferred shall be proportionately increased, and, conversely, in the event the outstanding shares of Common Stock shall be combined into a fewer number of shares (by reverse stock split or otherwise), the number of shares of Common Stock issuable hereunder upon conversion of shares of Series C Preferred shall be proportionately decreased."

This proposal must be approved by a majority of the holders of Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock

(on an as-converted basis) voting as a class and also by the holders of the Series C Preferred Stock voting as a separate class. The description of the Certificate of Designation and the proposed amendment set forth above is only a summary and is qualified in its entirety by reference to the full text of the Certificate of the Amendment to the Certificate of Designation, which is attached to this Proxy Statement as Appendix A. The amendment to the Certificate of Designation will become effective at the time specified in the Certificate of Amendment filed with the Delaware Secretary of State.

                 The Board of Directors recommends a vote "For"
          the proposed amendment to the Certificate of Designation for the Series C Preferred Stock.

                                   PROPOSAL 3

                      AMENDMENT OF SERIES D PREFERRED STOCK
                           CERTIFICATE OF DESIGNATION

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Certificate of Desigation for the Series D Preferred Stock. The preferences, rights and limitations of the Series D Preferred Stock are set forth in the Certificate of Designation for the Series C Preferred Stock, which is part of the Company's Certificate of Incorporation filed with the Delaware Secretary of State. The Certificate of Incorporation authorizes the Company to issue 5,000,000 shares of preferred stock and 200,000 of those shares of preferred stock are designated Series D Preferred Stock. As of the record date, 104,402 shares of Series D Preferred Stock were issued and outstanding. Each share of Series D Preferred Stock is convertible, at the option of the holder, into 175 shares of Common Stock and votes with the shares of Common Stock on an as-converted basis.

The proposed amendment would amend Section 4, "Conversion, Adjustments and Registration Rights," of the Certificate of Desigation for the Series D Preferred to add a new subsection (h) to provide that, if the Company divides its number of shares of Common Stock in to a greater number of shares or combines its number of shares of Common Stock into a lesser number of shares, the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock into shares of Common Stock would be proportionately increased or decreased. The exact text of the new subsection (h) of Section 4 is as follows:

     "(h) In the event the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock, into a greater number of shares, the number of shares of Common Stock issuable hereunder upon conversion of shares of Series D Preferred shall be proportionately increased, and, conversely, in the event the outstanding shares of Common Stock shall be combined into a fewer number of shares (by reverse stock split or otherwise), the number of shares of Common Stock issuable hereunder upon conversion of shares of Series D Preferred shall be proportionately decreased."

This proposal must be approved by a majority of the holders of Common Stock, Series C Preferred Stock (voting on an as-converted basis) and Series D Preferred Stock (voting on an as-converted basis) voting as a class and also by the holders of the Series D Preferred Stock voting as a separate class. The description of the Certificate of Designation and the proposed amendment set forth above is only a summary and is qualified in its entirety by reference to the full text of the Certificate of the Amendment to the Certificate of Designation, which is attached to this Proxy Statement as Appendix B. The amendment of the Certificate of Designation will become effective at the time specified in the Certificate of Amendment filed with the Delaware Secretary of State.

                 The Board of Directors recommends a vote "For"
          the proposed Amendment to the Certificate of Designation for the Series D Preferred Stock.

                                   PROPOSAL 4

                               REVERSE STOCK SPLIT

General

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to effect a reverse 50-to-1 split of the issued and outstanding shares of Common Stock. The reverse stock split would combine each 50 shares of outstanding Common Stock into one share of Common Stock, thus reducing the number of outstanding shares. As a result, the number of shares of our Common Stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so the percentage of the outstanding shares owned by each stockholder would remain unchanged. The reverse stock split will be effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State.

The text of the proposed amendment is provided in Appendix C to this Proxy Statement. The text of the proposed amendment is subject of modifications to include such changes as may be required by the office of the Secretary of State of Delaware or as our Board of Directors deems necessary and advisable to effect the reverse stock split.

Reasons for Board Recommendation

As discussed above in the Introduction to Proposals 2, 3, 4 and 5, the Company is now able to seek stockholder approval of the transactions that will enable the conversion of the Preferred Stock to Common Stock as it is obligated to do under the Reorganization Agreement. The approval of the reverse stock split will allow the holders of shares of Preferred Stock to convert those shares into shares of Common Stock.

If the reverse stock split is approved, it would have the following effects:

     o the number of issued and outstanding shares of Common Stock would be reduced by the 50-to-1 ratio;

     o proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock, which will result in approximately the same aggregate price being required to be paid in cash for such options or warrants upon exercise of such options and warrants immediately preceding the effectiveness of the reverse stock split;

     o the number of shares into which each share of Series C Preferred Stock and Series D Preferred Stock is convertible will be proportionately adjusted to reflect the 50-for-1 ratio; and

     o the number of shares reserved for issuance under the Company's existing stock option plans will be proportionately reduced to reflect the 50-to-1 ratio.

The reverse stock split will not affect the par value of our Common Stock. The reverse stock split also will not change the proportionate equity interests of our stockholders, or the voting and other rights of stockholders, except for possible immaterial changes due to fractional shares as described below. Our issued Common Stock will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Effect of the Reverse Stock Split On the Authorized But Unissued Shares of Common Stock

Upon effectiveness of the reverse stock split, the number of authorized shares of Common Stock that are not issued or outstanding would increase to reflect the 50-to-1 decrease in the issued and outstanding shares. As a result of the reverse stock split, the number of authorized shares of Common Stock remaining available for issuance would increase from 3,992,075 to 39,279,842. The additional authorized shares of Common Stock will be used for the conversion of the Series C Preferred Stock and Series D Preferred Stock. Although the increase in the number of remaining authorized but unissued shares resulting from the reverse stock split could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of our Company with another company), the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company and also is not part of a plan by management to recommend a series of similar amendments to our Board and stockholders. Other than the reverse stock split proposal and Proposal 5, which would decrease the number of shares of authorized capital stock subsequent to the reverse stock split, the Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as affecting the ability of third parties to take over or change control of the Company.

Potential Disadvantages to the Reverse Stock Split

Generally, a reduction of outstanding shares of Common Stock in a reverse stock split results in a proportionate increase in the market price of the Common Stock. We cannot assure you, however, that the reverse stock split in the Company's Common Stock will increase the market price of the Common Stock equal to the 50-to-1 ratio of the reverse stock split. We also cannot assure you that the market price of our Common Stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

Fractional Shares

Implementation of the reverse stock split would result in some stockholders owning fractional shares of Common Stock. For example, following a 50-to-1 reverse stock split, a holder of 90 shares would hold 1.8 shares. All shares of Common Stock held by a stockholder after the reverse stock split will be aggregated and a certificate for the number of whole shares after the aggregation will be issued to the stockholder. Stockholders that would otherwise be entitled to receive a fractional share of our Common Stock as a consequence of the reverse stock split will receive instead a cash amount, without interest, determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled by (ii) the average closing sale price of shares of Common Stock (on a post-split basis) for the 20 trading days immediately prior to the effective date of the reverse stock split or, if no sale takes place on those days, the average of the closing highest asked and lowest bid prices for those days (on a post-split basis), in each case as reported by the OTC Bulletin Board.

Each stockholder that owns 50 shares or more of our Common Stock prior to the reverse stock split would continue to own one or more shares after the reverse stock split and would continue to share in our assets and any future growth as a stockholder. The shares of any stockholder that owns fewer than 50 shares of record (a "Small Stockholder") would receive cash in place of the fractional share. As a result, the interest of such Small Stockholder in the Company would be terminated and such Small Stockholder would have no right to share in the Company's assets or any future growth.

Exchange of Stock Certificates

Promptly following the effective date of the reverse stock split, the Company will send letters of transmittal to all stockholders of record to be used to transmit Common Stock certificates to the Company's Transfer Agent. Upon proper completion and execution of a letter of transmittal and its return to the Transfer Agent, together with certificates, each stockholder who will have an interest of at least one whole share will receive a new stock certificate. After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date and held by a stockholder who is not a Small Stockholder, until surrendered and exchanged for a new certificate, will be deemed for all corporate purposes to evidence ownership of such number of shares as is set forth on the face of the certificate divided by 50. A stockholder will not be entitled to payment of any dividends declared on shares of Common Stock subsequent to the reverse stock split until all certificates for the shares have been reissued to reflect the reverse stock split.

After the reverse stock split and until surrendered, each outstanding certificate held by a Small Stockholder will be deemed for all purposes to represent only the right to receive the amount of cash to which the holder is entitled for the Small Stockholder's fractional share. If the Company is unable to locate a Small Stockholder, funds otherwise payable to such holders pursuant to the reverse stock split will be held until proper claim therefore is made, subject to applicable escheat laws.

Effect of Reverse Stock Split On Options and Warrants

The number of shares subject to outstanding options to purchase shares of our Common Stock also would automatically be reduced in the same 50-to-1 ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged.

The agreements governing the outstanding warrants to purchase shares of our Common Stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split.

No Appraisals Rights

Under the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws, you are not entitled to appraisal rights with respect to the reverse stock split.

Material Federal Income Tax Consequences

The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code as amended, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed reverse stock split. This discussion is for general information only. It does not discuss the tax consequences that may apply to special classes of taxpayers or that may be relevant to you because of special circumstances (including, without limitation, certain financial institutions, insurance companies, partnerships, "S" corporations, non-resident aliens, brokers or dealers). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. We urge stockholders to consult their own tax advisors to determine the particular consequences to them.

Sale or Exchange.

If your receipt of cash in lieu of a fractional share is treated as a sale or exchange (as defined below) of such shares for U.S. federal income tax purposes, you will recognize capital gain or loss equal to the difference between the cash payment you receive for the fractional share interest and the adjusted tax basis in the pre-reverse-stock-split shares purchased. The gain or loss would be long-term capital gain or loss if the holding period for the shares exceeded one year. Your receipt of cash will be treated as a sale or exchange for U.S. federal income tax purposes if it:

     o is "not essentially equivalent to a dividend" with respect to you under section 302(b)(1) of the Code;

     o is a "substantially disproportionate" redemption with respect to you under section 302(b)(2) of the Code; or

     o results in a "complete termination" of your stock interest in the Company under section 302(b)(3) of the Code.

In determining whether any of these tests has been met, you must take into account not only shares you actually own, but also shares you constructively own within the meaning of section 318 of the Code.

A distribution will be treated as "not essentially equivalent to a dividend" if it results in a "meaningful reduction" in your stock interest in the Company. Whether your receipt of cash will result in a meaningful reduction of your proportionate interest will depend on your particular facts and circumstances. If your are a stockholder whose relative stock interest (actual or constructive) in the Company is minimal and who exercises no control over corporate affairs and you suffer a reduction in your proportionate interest in the Company (including any ownership of shares constructively owned), you generally should be regarded as having suffered a meaningful reduction in your interest in the Company.

Satisfaction of the "complete termination" and "substantially disproportionate" exceptions is dependent upon compliance with the respective objective tests set forth in section 302(b)(3) section 302(b)(2) of the Code. A distribution to you will result in a "complete termination" if either (1) all of the shares actually and constructively owned by you are exchanged for cash pursuant to the reverse stock split or (2) all of the shares actually owned by you are exchanged for cash pursuant to the reverse stock split and you are eligible to waive, and effectively waive, the attribution of shares constructively owned by you in accordance with the procedures described in section 302(c)(2) of the Code.

A distribution to you will be "substantially disproportionate" if the percentage of our outstanding voting stock actually and constructively owned by you immediately following the payment of cash for a post-reverse-stock-split fractional share (treating shares resulting in fractional shares pursuant to the reverse stock split as not outstanding) is less than 80% of the percentage of our outstanding voting stock actually and constructively owned by you immediately before the reverse stock split (treating shares resulting in fractional shares pursuant to the reverse stock split as outstanding), and immediately following the exchange you actually and constructively own less than 50% of the total combined voting power of the Company.

Contemporaneous dispositions or acquisitions of stock by a shareholder or related individuals or entities may be deemed to be part of a single integrated transaction and may be taken into account in determining whether any of the three tests under section 302(b) of the Code has been satisfied.

Dividend.

If your exchange of shares for cash does not constitute a sale or exchange, the receipt of cash by you for your fractional share interest will be treated as a dividend, taxable as ordinary income, to the extent of our current or accumulated earnings and profits, as determined under federal income tax principles. To the extent that the amount of the distribution exceeds our current and accumulated earnings and profits, the excess first will be treated as a return of capital that will reduce your tax basis in the pre-reverse-stock-split shares representing a post-reverse-stock-split fractional interest. Any remaining amount after your tax basis has been reduced to zero will be taxable as capital gain (which will be long-term capital gain if you have held the shares for more than one year at the time of the exchange). Your tax basis (after the adjustment described in the previous sentence) generally will be transferred to any of your remaining stock in the Company. If you do not retain any actual stock ownership in the Company (having a stock interest only constructively), you may lose the benefit of your adjusted tax basis in your shares, as such adjusted tax basis will be transferred to the shares owned constructively. A dividend received by a corporate stockholder may be (1) eligible for a dividends-received deduction (subject to applicable exceptions and limitations) and (2) subject to the "extraordinary dividend" provisions of section 1059 of the Code.

The recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 has reduced the rate applicable to long term capital gains to 15% and reduced the maximum tax rate on dividends to 15%.

We will not recognize any gain or loss as a result of the reverse stock split.

                  Stockholder Approval and Board Recommendation


The amendment of the Company's Certificate of Incorporation to effect the reverse stock split requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) voting as a combined class and as separate classes. If approved, the reverse stock split will become effective at the time specified in the Certificate of Amendment filed with the Delaware Secretary of State.

   The Board of Directors unanimously recommends that stockholders vote "FOR"
           the proposed amendment to the Certificate of Incorporation to effect the reverse stock split (Proposal 4).

                                   PROPOSAL 5

              AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECREASE
                       AUTHORIZED SHARES OF CAPITAL STOCK

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to decrease the Company's authorized number of shares of capital stock from 45,000,000 to 15,000,000.

The Company's current Certificate of Incorporate authorizes 45,000,000 shares of capital stock, with 40,000,000 being shares of Common Stock and 5,000,000 being shares of preferred stock. The approval of the reverse stock split in Proposal 2 would not change the number of authorized shares. Therefore, the decrease in the number of outstanding shares of Common Stock pursuant to the reverse stock split in Proposal 2 would result in an increase in the number of authorized shares remaining unissued and available for grant. Even after the conversion of the Preferred Stock into Common Stock, approximately 37,117,076 shares of Common Stock would remain authorized but unissued.

The Board of Directors believes that it is in the best interests of the Company to decrease the authorized number of shares of Common Stock remaining after the effectiveness of the reverse stock and the conversion of the Preferred Stock. The Board is proposing in Proposal 5 to amend the Company's Certificate of Incorporate to decrease the authorized number of shares of the capital stock from 45,000,000 to 15,000,000, with a reduction of shares of authorized Common Stock from 40,000,000 to 10,000,000 but no change in the 5,000,000 shares of preferred stock currently authorized.

The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued shares of Common Stock being available for future issuance. This would decrease the number of shares of Common Stock available for issuance for various purposes, such as to raise capital, to make acquisitions or in response to takeover attempts by third parties (by, for example, reducing the number of shares available to the Company for issuance for the purpose of diluting the stock ownership of a third party contemplating a tender offer or other transaction for the combination of the Company with another company.) The Company believes, however, that after the proposed decrease the number of authorized but unissued shares of Common Stock remaining would be sufficient for such purposes.

Following the reverse stock split, approximately 720,158 shares of Common Stock would be outstanding. Approximately 2,162,766 shares of Common Stock would be issued in the subsequent conversion of Preferred Stock into Common Stock, resulting in a total of approximately 2,882,924 shares being issued and outstanding. Therefore, following the decrease in the number of authorized shares of Common Stock, more than 7,000,000 authorized but unissued shares of Common Stock would be available for issuance.

As discussed above in connection with the proposed reverse stock split, the Company is not aware of any effort to accumulate shares of Common Stock or obtain control of the Company. The Company also is not currently contemplating the recommendation of the adoption of any other amendments to the Certificate of Incorporation (other than Proposal 4) that could be construed as affecting the ability of third parties to takeover or change control of the Company.

The text of the proposed amendment is provided in Appendix A. The text of the proposed amendment is subject of modifications to include such changes as may be required by the office of the Secretary of State of Delaware or as our Board of Directors deems necessary and advisable to effect the reverse stock split. If Proposal 5 is approved, the Board will implement the decrease in authorized Common Stock only if Proposal 4 also has been approved. If approved by the stockholders, the decrease in authorized Common Stock would become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Company's Certificate of Incorporation.

                  Stockholder Approval and Board Recommendation

The amendment of the Company's Certificate of Incorporation to decrease the number of authorized shares of Common Stock requires requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) voting as a combined class and as separate classes If approved, the decrease in the number of authorized shares of capital stock will become effective at the time specified in the Certificate of Amendment filed with the Delaware Secretary of State.

         The Board of Directors unanimously recommends that stockholders vote "FOR" the proposed amendment to the Certificate of Incorporation to decrease the number of authorized shares of capital stock from 45,000,000 to 15,000,000 shares (Proposal 5).

                                   PROPOSAL 6

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has selected McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003. This selection is being presented to the stockholders for their approval at the Annual Meeting. If the stockholders do not approve this selection, the Board of Directors will reconsider its choice. Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

       The Board of Directors Recommends that stockholders vote "For" the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for fiscal year 2003 (Proposal 6).

                             ADDITIONAL INFORMATION

                         INDEPENDENT PUBLIC ACCOUNTANTS

McGladrey & Pullen, LLP ("McGladrey & Pullen") served as the Company's independent auditors for 2002. The services performed by McGladrey & Pullen in this capacity included conducting an examination in accordance with generally accepted auditing standards of, and expressing an opinion on, the Company's consolidated financial statements. The Board of Directors has selected McGladrey & Pullen as the independent public accountants for the year ending October 31, 2003.

Audit Fees

McGladrey & Pullen's fees for professional services rendered in connection with the audit and review of Forms 10-Q and all other SEC regulatory filings were $326,100 for the 2002 fiscal year and $389,216 for the 2001 fiscal year. All of such fees have been paid.

Audit-Related Fees

McGladrey & Pullen's fees for audit related services rendered in connection with the audit of a subsidiary's defined contribution plan were $6,955 and none for the 2002 and 2001 fiscal years, respectively. All of such fees have been paid.

Tax Fees

McGladrey & Pullen did not render any tax compliance advice or planning services for the 2002 and 2001 fiscal years.

All Other Fees

McGladrey & Pullen's fees for the 2002 and 2001 fiscal years related to management advisory services were $19,666 and none respectively. All of such fees have been paid.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers and directors of the Company and owners of more than 10 percent of the Company's Common Stock are required to file reports of their ownership and changes in their ownership of the Company's Common Stock with the SEC. Copies of these reports also must be furnished to the Company. Based solely upon a review of copies furnished to the Company through the date of this Proxy Statement or written representations that no reports were required, the Company believes that its executive officers, directors and 10% stockholders complied with the 2002 filing requirements except that Mr. Smith was late in reporting the exercise of a warrant.

                                    EXPENSES

In addition to solicitation by mail, proxies may be solicited personally or by telephone or facsimile or electronic mail, by certain directors, officers and employees of the Company, who will not be specially compensated for such solicitation. No solicitation of proxies will be made by paid solicitors. The Company will bear all expenses in connection with the solicitation of proxies.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Any stockholder who wishes to have a proposal considered for inclusion in the Company's Proxy Statement for the fiscal 2004 annual meeting of stockholders must submit the proposal in writing so that the Company receives it by ______, 2004. Proposals should be addressed to the Company's Secretary, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204. Stockholders who wish to bring proposals before the annual meeting without having the proposals considered for inclusion in the proxy statement must submit the proposals in writing to the Company's Secretary no later than _______, 2004.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2002, as amended, accompanies this Proxy Statement. The Annual Report includes the audited balance sheets of the Company and its subsidiaries on a consolidated basis for the fiscal years ended October 31, 2002 and 2001, and the audited statements of income and cash flow for the fiscal years ended October 31, 2002, 2001 and 2000, and the report thereon of the independent auditors.

                                  OTHER MATTERS

Management knows of no matters, other than those reported above, that are to be brought before the Annual Meeting. The enclosed proxy confers discretionary authority on the proxies to vote on any other business that may properly come before the meeting. It is the intention of the persons named in the proxy to vote in their discretion on any such matter.

We strongly urge you to complete, sign, date and return the enclosed Proxy at the earliest possible date even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.


Jeffrey W. Osler
Secretary

Indianapolis, Indiana
October _____, 2003

                                   APPENDIX A


                            CERTIFICATE OF AMENDMENT

                                       OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND
                    LIMITATIONS OF SERIES C PREFERRED STOCK

Obsidian Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST: That at a meeting of the Board of Directors of Obsidian Enterprises, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Designations, Preferences, Rights and Limitations of Series C Preferred Stock of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Designations, Preferences, Rights and Limitations of Series C Preferred Stock of this corporation be amended by adding a new subsection to Section 4 thereof such that the following shall be a new subsection, subsection (h), of said
     Section 4 and read as follows:

               "(h) In the event the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock, into a greater number of shares, the number of shares of Common Stock issuable hereunder upon conversion of shares of Series C Preferred shall be proportionately increased, and, conversely, in the event the outstanding shares of Common Stock shall be combined into a fewer number of shares (by reverse stock split or otherwise), the number of shares of Common Stock issuable hereunder upon conversion of shares of Series C Preferred shall be proportionately decreased."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That the amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Designations shall be effective on ___________, 2003.

IN WITNESS WHEREOF, said Obsidian Enterprises, Inc. has caused this certificate to be signed by ________, its ______________, this ____ day of _______, 2003.

                                   OBSIDIAN ENTERPRISES, INC.

                                   By: ________________________________

                                   Printed: ___________________________

                                   Title: _____________________________

                                   APPENDIX B


                            CERTIFICATE OF AMENDMENT

                                       OF

              CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND
                    LIMITATIONS OF SERIES D PREFERRED STOCK

Obsidian Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST: That at a meeting of the Board of Directors of Obsidian Enterprises, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Designations, Preferences, Rights and Limitations of Series D Preferred Stock of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Designations, Preferences, Rights and Limitations of Series D Preferred Stock of this corporation be amended by adding a new subsection to Section 4 thereof such that the following shall be a new subsection, subsection (h), of said
     Section 4 and read as follows:

               "(h) In the event the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock, into a greater number of shares, the number of shares of Common Stock issuable hereunder upon conversion of shares of Series D Preferred shall be proportionately increased, and, conversely, in the event the outstanding shares of Common Stock shall be combined into a fewer number of shares (by reverse stock split or otherwise), the number of shares of Common Stock issuable hereunder upon conversion of shares of Series D Preferred shall be proportionately decreased."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That the amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Designations shall be effective on ___________, 2003.

IN WITNESS WHEREOF, said Obsidian Enterprises, Inc. has caused this certificate to be signed by ________, its ______________, this ____ day of _______, 2003.

                                   OBSIDIAN ENTERPRISES, INC.

                                   By: _______________________________

                                   Printed: ___________________________

                                   Title: _____________________________

                                   APPENDIX C


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

Obsidian Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST: That at a meeting of the Board of Directors of Obsidian Enterprises, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

                    "Fourth.  The  aggregate  number of  shares of  capital
               stock that the Corporation will have authority to issue is 15,000,000, 10,000,000 of which will be shares of Common Stock, having a par value of $.0001 per share, and 5,000,000 of which will be shares of preferred stock, having a par value of $.001 per share.

                    Upon this  Certificate of Amendment to the  Certificate
               of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), every 50 shares of the Corporation's Common Stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of Common Stock, par value $.0001 per share, of the Corporation (the "New Common Stock").

                    No  fractional  shares  of New  Common  Stock  shall be
               issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, all shares of Common Stock so split that are held by a stockholder will be aggregated subsequent to the reverse stock split. A certificate for the number of whole shares after the aggregation shall be issued to the stockholder. In lieu of any interest in a fractional share of Common Stock after the aggregation to which a stockholder would otherwise be entitled as a result of the reverse stock split, the Corporation shall pay to the holder a cash amount, without interest, determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled by
               (ii) the average closing sale price of shares of Common Stock (on a post-split basis) for the 20 trading days immediately prior to the Effective Time or, if no sale takes place on those days, the average of the closing highest asked and lowest bid prices for those days (on a post-split basis), in each case as reported by the OTC Bulletin Board. All certificates for outstanding shares of Common Stock shall be returned to the Corporation for reissuance and, until certificates for the outstanding shares of Common
               Stock have been reissued, the stockholder shall not be entitled to payment of any dividends declared on the shares.

                    Preferred  stock may be issued in one or more series as
               may be determined from time to time by the Board of Directors. All shares of any one series of preferred stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That the amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective on ___________, 2003.

IN WITNESS WHEREOF, said Obsidian Enterprises, Inc. has caused this certificate to be signed by ________, its ______________, this ____ day of _______, 2003.

                                   OBSIDIAN ENTERPRISES, INC.

                                   By: _______________________________

                                   Printed: ___________________________

                                   Title: _____________________________

                                   APPENDIX D


                           OBSIDIAN ENTERPRISES, INC.

                             FORM 10-K, AS AMENDED,
                     FOR FISCAL YEAR ENDED OCTOBER 31, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 10-K/A
                                 AMENDMENT NO. 1
(Mark One)

  [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002 OR

  [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM __________ TO
          _______________

          0-17430
Commission File Number

                           OBSIDIAN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                     35-2154335
(State or other jurisdiction of incorporation (IRS Employer Identification No.) or organization)

111 Monument Circle, Suite 4800
Indianapolis, IN                                           46204
(Address of principal executive offices)                 (Zip Code)

                                 (317) 237-4122
              (Registrant's telephone number, including area code)

        Securities registered pursuant to Section 12(b) of the Act: None
                                                                 ----
           Securities registered pursuant to Section 12(g) of the Act:

                        Common Stock ($0.0001 par value)
                                (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES X NO ____ - ------

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of the Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes ___ No X ---

As of January 22, 2003, the aggregate market value of the Company's common stock held by non-affiliates of the registrant, based on the average bid and ask price on such date, was approximately $3,317,000.

As of January 22, 2003, the registrant had 36,007,855 shares of common stock, 4,368,399 shares of Series C Preferred Stock and 88,330 shares of Series D Preferred Stock outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE

INFORMATION REQUIRED IN PART II AND PART III HAS NOT BEEN INCORPORATED BY REFERENCE.

                                EXPLANATORY NOTE

This Amendment No. 1 amends the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 2002, by amending and restating Items 6, 7, 8, 10, 12 and 14 to incorporate certain changes.

PART I


ITEM 1. BUSINESS.


                       HISTORY AND DEVELOPMENT OF BUSINESS

A change in control and reorganization of the Registrant occurred on June 21, 2001. On that date, Timothy S. Durham was elected Chief Executive Officer and Chairman of the Board of the Registrant and the Registrant acquired from Obsidian Capital Partners, L.P. (the "Partnership"), Mr. Durham and certain other shareholders all of the shares of the following companies: Pyramid Coach, Inc., a Tennessee corporation ("Pyramid"); Champion Trailer, Inc., an Indiana corporation ("Champion"); and U.S. Rubber Reclaiming, Inc., an Indiana corporation ("U.S. Rubber"). On July 31, 2001, the Registrant acquired from the Partnership and Mr. Durham substantially all of the assets of United Acquisition, Inc., an Indiana corporation, which the Registrant now operates as United Expressline, Inc. ("United"). All of the acquisitions were made in exchange for shares of the Registrant's Series C Preferred Stock ("Series C Preferred Stock") and were pursuant to an Acquisition Agreement and Plan of Reorganization by and among the Registrant, Danzer Industries, Inc. ("Danzer Industries"), Pyramid, Champion, United Acquisition, U.S. Rubber, the Partnership, Timothy S. Durham and other related parties, dated as of June 21, 2001. Prior to the reorganization, the Registrant had engaged through its wholly owned subsidiary, Danzer Industries, in the fabrication of metal parts and truck bodies for the service and utility markets.

In October 2001, the Registrant's state of incorporation was changed from New York to Delaware and the Registrant's name was changed from Danzer Corporation to Obsidian Enterprises, Inc. The Registrant was originally incorporated in New York in 1987 under the name Affiliated National, Inc. and subsequently changed its name to Global Environmental Corp. and then to Danzer Corporation.

As used in this report, the term "Company" refers to Obsidian Enterprises, Inc. together with its consolidated subsidiaries.


                           DESCRIPTION OF THE BUSINESS


OVERVIEW

The Company is a holding company headquartered in Indianapolis, Indiana with a strategic goal of maximizing profitability of its acquired entities, acquiring manufacturing companies of similar size and continuing to grow the Company. The Company currently conducts business through five subsidiaries: U.S. Rubber, a butyl-rubber reclaiming operation; Pyramid a provider of short and long-term luxury coach leases for corporations and the entertainment industry; Obsidian Leasing Co., Inc. ("Obsidian Leasing"), the owner of certain of the coaches operated by Pyramid; United, a manufacturer of steel-framed cargo, racing and specialty trailers; and Danzer Industries, a manufacturer of service and utility truck bodies and accessories and cargo trailers. Champion, a manufacturer of customized racecar transporters, specialty exhibit trailers and mobile hospitality units formerly owned by the Company has been sold subsequent to the close of the fiscal year.

The Company operates in three industry segments comprised of butyl-rubber processing; trailer and related transportation equipment manufacturing; and leasing of transportation. All sales are in the Western Hemisphere, primarily in the United States. For quantitative segment information see Note 14 to the Consolidated Financial Statements.


BUTYL RUBBER PROCESSING

The Company's butyl rubber processing facilities are located in two adjacent plants in Vicksburg, Mississippi. The Company is the sole manufacturer of reclaimed butyl rubber in the domestic tire, tape and tube business in the Western Hemisphere. The Company collects various used and scrap butyl rubber products, primarily inner tubes from tires, which are then reprocessed into reclaimed butyl rubber sheets. Customers mix the product with virgin butyl rubber and use the product predominately as the inner liner of tubeless tires, and also as inner tubes for tires and for tapes and mastics for pipelines.

Reclaimed butyl rubber used in combination with virgin butyl rubber has properties that facilitate some manufacturing processes. However, the primary reason manufacturers use reclaimed butyl rubber is the cost savings offered compared to virgin butyl rubber.

The Company distributes its reclaimed butyl rubber products through an internal sales force.

The Company is the sole supplier of reclaimed butyl rubber to most of the tire industry in the United States and has tire manufacturer customers in Canada and Brazil.

There are three other enterprises engaged in reclaiming butyl rubber worldwide:

o    The Gujarat Company in India;

o    Han Cook in Korea; and

o    Vrederstein N.V. in the Netherlands.

Due to the cost of transporting reclaimed butyl rubber, these enterprises are not major competitors with the Company in the Western Hemisphere. The primary competitive factor is price.

Two enterprises manufacture virgin butyl rubber for sale in the United States:

o    Exxon Corporation; and

o    Bayer AG.

Both these enterprises are much larger than the Company, well capitalized and have larger sales staffs. The prices charged by these enterprises places an upper limit on the prices that may be set for reclaimed butyl rubber.

The Company obtains its supply of scrap inner tubes from approximately 1000 scrap merchants worldwide. The Company's ability to produce reclaimed butyl rubber is potentially restrained by the limited supply of scrap butyl rubber products. Since the introduction of tubeless tires for automobiles in the 1970s, the number of scrap inner tubes from sources in the United States has declined substantially. In the United States, inner tubes are now primarily limited to the agricultural and large truck tire market. In 2001, the Company began to experiment with reclaiming scrap butyl rubber pads from the manufacturers of other butyl rubber products. This scrap is created as a result of the manufacturing process for molded butyl rubber products and is available at approximately 60% of the cost of scrap inner tubes. The Company's work to date suggests that pad scrap may be a partial substitute for inner tubes as raw material for the Company's reclaimed butyl rubber product.

Although the Company has had a long-term relationship with its primary customers, it does not have long-term contracts with them. Two of its reclaimed butyl rubber customers account for a substantial portion of the sales of this segment. Michelin and Kelley Springfield accounted for the sales of 43% and 24% of the sales of this segment in 2002. The loss of either of these customers would materially and adversely affect the Company. The Company's reclaimed butyl rubber products are generally ordered by customers monthly and shipped promptly after the order. Accounts are generally paid on 30 to 60 day terms.


TRAILER AND RELATED TRANSPORTATION EQUIPMENT MANUFACTURING

The Company manufactures service truck bodies at its facility in Hagerstown, Maryland where the Company produces truck bodies for sale under the Morrison trademark as well as bodies built to order for other original equipment truck manufacturers. The finished bodies are shipped to the customer for installation on truck body chassis. The Company markets truck bodies through an internal sales force. It sells its private label products directly to its private label customers and markets its proprietary "Morrison" products through a network of approximately 300 dealers who, in turn, sell to municipalities, utility companies, cable companies, phone companies and contractors.

Most truck body customers are in the East and Southeast United States. Slightly less than one half of the Company's truck body revenue is accounted for by sales to one installer. Although the Company's relationship with this manufacturer has been long term it does not have a supply contract and is not the sole supplier of truck bodies to that enterprise. In 2002, the manufacturer filed for reorganization under Chapter 11 of the United States bankruptcy code and continues to operate. The loss of the Company's relationship with the truck manufacturer could have a material adverse effect on the Company.

There are a significant number of companies engaged in the manufacture of service truck bodies in the United States. While many of these companies are relatively small and do not possess the Company's technical capacity, a number of its competitors are much larger and possess equal or greater technical and financial resources. Four such competitors are: Knapheide Manufacturing Co., Omaha Standard, Inc., Reading Body Works, Inc., and Stahl, a Scott Fetzer Co., which is a wholly owned subsidiary of Berkshire Hathaway, Inc. The Company competes with others for truck body sales through price and service, with price being the most important factor, and offers truck bodies made to the individually specified requirements of its customers.

In order to fully utilize the manufacturing capacity available at its facility in Hagerstown and meet demand for cargo trailers, the Company initiated cargo trailer production in this facility during 2002.

The Company manufactures specialty racing, cargo and ATV trailers at a facility owned by the Company in Bristol, Indiana and at another facility owned by the Company in White Pigeon, Michigan. In addition, as a means of increasing capacity to meet demands, the Company also began leasing a facility in Elkhart, Indiana. The business is somewhat seasonal with fewer orders during the months from November through January. The trailers are marketed under the names "United Expressline," "United Trailers," "Southwest Expressline," and "Southwest Trailers." While the Company markets some trailers under these brands at prices up to $75,000.00, the average price for these trailers is approximately $3,900.00.

The Company sells "United Trailers," "United Expressline," "Southwest Trailers," and "Southwest Expressline" product lines through two dealer networks comprised of an aggregate of approximately 300 dealers in the United States and Canada, most of whom are located in the Midwest United States. The Company's sales activities are conducted through an internal sales force. While the Company has formal agreements with a few of the dealers, most of the dealership arrangements are informal and are nonexclusive.

The trailers are built to order to dealer specifications. The terms of sale for the "United Trailers," "United Expressline," "Southwest Trailers," and "Southwest Expressline" products are FOB the plant with payment generally due upon the dealer taking delivery of the trailer. A few dealers have 30- or 60-day terms.

There are a significant number of companies engaged in the manufacture of specialty racing, cargo and ATV carriers in the United States. While many of these companies are relatively small and do not possess the Company's technical capability, a number of its competitors are much larger and possess equal or greater technical and financial resources. Four such competitors are: Haulmark Industries, Pace American, U.S. Cargo and Wells Cargo. The Company competes with others for specialty racing, cargo and ATV trailer sales through price, quality and availability, with price an important factor.

The  Company   purchases   its  raw   materials  for  the  trailer  and  related
transportation equipment segment from numerous suppliers and has not had any difficulty in obtaining components or raw materials.

The Company generally warrants its product to be free from defects in material and workmanship and performance under normal use and service for a period of twelve months after shipment. The obligation of the Company is generally limited to the repair or replacement of the defective product.

At October 31, 2002, the backlog of the trailer and related transportation segment was approximately $2,634 composed of approximately $300 for truck bodies and $2,334 for specialty racing, cargo and ATV trailers. The October 31, 2002 backlog is expected to be filled within the 2003 fiscal year.


COACH LEASING

The Company leases high-end luxury entertainment coaches from its facility located in Joelton, Tennessee. The leases are for both short-term (weekly or monthly) and long-term periods. The leases are generally on a net basis, with the customer responsible for fuel and drivers and other personnel.

At October 31, 2002, the Company had 32 coaches in its fleet under management. In addition, the Company subleases coaches from other coach owners on a short-term basis, from time to time.

Prior to the Reorganization all of the coaches under management by Pyramid were owned by DW Leasing, LLC ("DW Leasing"), a company controlled by Mr. Durham. During 2002 and as contemplated by the Reorganization, twenty-seven of these coaches were transferred to the Company's subsidiary, Obsidian Leasing, and the remainder continued to be owned by DW Leasing and managed by the Company.

The Company leases the coaches through an internal sales force. The coaches are leased primarily to the country, rock-n-roll, pop and traveling Broadway show entertainment industries. The coaches are also leased to various corporations. During the year ended October 31, 2002, the Company leased coaches to a number of touring groups in connection with their tours including Ozzie Osbourne, Brad Paisley and the Broadway Show "Stomp." The Company's corporate customers include the Golf Channel.

There are several other companies that lease luxury coaches. Some of the larger competitors include Entertainer Coaches of America, Florida Coach, Senators Coach and Hemphill Brothers. The Company believes that amenities are an important factor in leasing coaches to its target market and equips its coaches with a full complement of amenities. The Company competes with other luxury coach providers based on a combination of quality, amenities, availability and price.

GOVERNMENT REGULATION

The Company is subject to regulation by federal, state, and local agencies that have jurisdiction over areas such as environmental and fire hazard control issues and regulate the work place to insure safe working conditions for the Company's employees. The trailers and truck bodies manufactured by the Company must meet standards set by state and federal transportation authorities and the coaches leased by the Company must comply with those standards and regulations. These regulatory bodies could take actions that would have a material adverse affect upon the Company's ability to do business. The business of the Company does not subject it to any special regulatory authority.


EMPLOYEES

As of October 31, 2002, the Company had 417 employees. The Company has a labor contract through January 2004 with United Brotherhood of Carpenters and Joiners of America for the approximately 40 production workers at its truck body manufacturing facility in Hagerstown, Maryland. None of the employees at the other facilities of the Company is represented by a labor union. The Company believes its employee relations are satisfactory.


PATENTS AND PROPRIETARY TECHNOLOGY

The Company does not rely on any patents, registered trademarks, or special licenses to give it a competitive advantage. The "Morrison," "Danzer," "Pyramid," "United Trailer," "United Expressline," "Southwest Trailer," and "Southwest Expressline" brand names have brand recognition in the relevant market.


RESEARCH AND DEVELOPMENT

The Company did not incur, during any of its last three fiscal years, and does not contemplate incurring, any material research and development expenses.


                           FORWARD-LOOKING STATEMENTS

In addition to historical information, this Annual Report on Form 10-K contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations." Readers should carefully review the risks described in this and other documents that the Company files from time to time with the Securities and Exchange Commission, including the quarterly reports on Form 10-Q to be filed by the Company in 2002. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only to the date of this Annual Report on Form 10-K. The Company undertakes no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this document.

ITEM 2. PROPERTIES

The following describes the Company's properties:

Identification                  Location                     Ownership/Description            Segment
------------------------------- ---------------------------- -------------------------------- ------------------------
Headquarters                    111 Monument Circle, Suite   3,700 square feet leased         N/A
                                4800, Indianapolis, IN       commercial office space
                                46204
Butyl Rubber Processing         Vicksburg, Mississippi       Two adjacent plants              Butyl Rubber
Plants                                                       aggregating 87,000 square        Processing
                                                             feet, each owned by the
                                                             Company and encumbered by a
                                                             mortgage to PNC Bank
Truck Body Plant                Hagerstown, Maryland         75,000 square foot plant owned   Trailer and related
                                                             by the Company and encumbered    transportation
                                                             by a mortgage to Bank of         equipment
                                                             America Commercial Finance       manufacturing
United Expressline Plant        Bristol, Indiana             Several buildings aggregating    Trailer and related
                                                             49,000 square feet owned by      transportation
                                                             the Company and encumbered by    equipment
                                                             a mortgage to First Indiana      manufacturing
                                                             Bank NA
United Expressline Plant        Elkhart, Indiana             35,000 square foot plant         Trailer and related
                                                             leased by the Company            transportation
                                                                                              equipment
                                                                                              manufacturing
Southwest                                                    Expressline Plant
                                                             White Pigeon,
                                                             Michigan 47,000
                                                             square foot plant
                                                             owned Trailer and
                                                             related by the
                                                             Company and
                                                             encumbered
                                                             transportation by a
                                                             mortgage to First
                                                             Indiana equipment
                                                             manufacturing Bank
                                                             NA
Pyramid Coach Office            Joelton, Tennessee           12,000 square feet of office     Coach Leasing
                                                             space and other facilities
                                                             leased by the Company
Champion Facility               Lewisville, Texas            30,000 square foot plant         Discontinued operations
                                                             leased by the Company

The Company believes that its property, plant and equipment are well maintained and adequate for its requirements. The Company also believes that all of its assets are adequately covered by insurance.

ITEM 3. LEGAL PROCEEDINGS

All dollar amounts in Item 3 are in thousands (except for share and per share information).

On April 29, 2002, Markpoint Equity Fund J.V. ("Markpoint"), a Texas joint venture of which The Markpoint Company serves as Managing Partner, filed an action in the Texas District Court, Dallas County, seeking payment of $1,250 owed by Champion, a subsidiary subsequently divested, under the subordinated credit facility described in Note 9 to the Consolidated Financial Statements. On January 27, 2003, the Company reached an agreement to settle this liability for a cash payment of $675 and issuance to Markpoint of 32,143 shares of the Company's Series D preferred stock. In addition, the agreement provides Markpoint the option to require the Company to repurchase these shares at a price of $21 per share. The repurchase option is available to Markpoint as follows: 16,072 shares during the period May 1, 2003 to June 1, 2003 and 16,071 shares during the period November 1, 2003 to December 1, 2003. The repurchase options expire if not exercised during the specified periods. The Company's repurchase obligation is guaranteed by Mr. Durham.


ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)  The  Company's  Annual  Meeting of  Stockholders  was held on September 27,
     2002.

(b) The following individuals were elected to the Company's Board of Directors to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified:

                                                       Against or                               Broker
Nominee                              For               Withhold              Abstain            Non-Votes
                                     ---              -----------            -------            ---------
Timothy S. Durham                    105,816,120        0                    3,247              0
Terry G. Whitesell                   105,816,220        0                    3,147              0
Jeffrey W. Osler                     105,815,790        0                    3,577              0
Goodhue W. Smith, III                105,816,220        0                    3,147              0
John A. Schmit                       105,816,120        0                    3,147              0
D. Scott McKain                      105,816,220        0                    3,147              0
Daniel S. Laikin                     105,816,220        0                    3,147              0

(c) In addition to the election of Directors described in (b) above, the following matters were voted upon:


                                                                                                Broker
                                     For                Against              Abstain            Non-Votes
Ratify the appointment of            105,773,522        680                  45,165             0

McGladrey & Pullen, LLP as the independent auditors for fiscal year ending October 31, 2002.

PART II


ITEM 5.  MARKET  FOR THE  REGISTRANT'S  COMMON  EQUITY AND  RELATED  STOCKHOLDER
         MATTERS

The Company's common stock is currently traded on the Over-the-Counter Electronic Bulletin Board and on October 17, 2001, the symbol was changed from "DNZR" to "OBSD." The following table sets forth the high and low bid quotations for the common stock for the fiscal quarters indicated.

                                           FISCAL 2002               FISCAL 2001
                                        High          Low         High          Low
          1st Quarter                    $0.25         $0.12       $0.30       $0.09
          2nd Quarter                    $0.36         $0.12       $0.20       $0.0063
          3rd Quarter                    $0.27         $0.11       $0.30       $0.14
          4th Quarter                    $0.27         $0.10       $0.41       $0.08


The above quotations reflect inter-dealer prices, and may not include retail mark-up, mark down or commissions and may not necessarily represent actual transactions. At October 31, 2002, there were approximately 900 holders of record of the Company's common stock. Most of the shares of common stock are held in street name for an unknown number of beneficial owners. To date the Company has not paid a cash dividend on its common stock. The payment and amount of any future cash dividends would be restricted by the Company's lenders and will necessarily depend upon conditions such as the Company's earnings, financial condition, working capital requirements and other factors.


ITEM 6. SELECTED FINANCIAL DATA.

The following table sets forth certain selected consolidated financial information concerning the Company. This information is not covered by the independent auditor's report. For further information, see the accompanying Consolidated Financial Statements of Obsidian Enterprises, Inc. and subsidiaries for the year ended October 31, 2002, ten-month period ended October 31, 2001 and the year ended December 31, 2000 and the information set forth in Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," and in Item 8, "Financial Statements and Supplementary Data" below.

The information for the year ended December 31, 2000 is for that of U.S. Rubber Reclaiming only, the accounting acquirer in the reverse merger further described in Items 7 and 8.

OPERATING DATA, AS RESTATED:

                  (Amounts in thousands, except per share data)

                                              Year Ended     Ten Months Ended
                                              October 31,      October 31,            Year Ended December 31,
                                                                               ---------------------------------------
                                                 2002              2001            2000          1999        1998
                                            --------------------------------------------------------------------------

Net sales                                      $     57,274           $ 24,689      $ 12,583     $ 11,439    $ 12,575
Income from operations                                  449                981           184          413         107
Discontinued operations, net of tax                 (1,040)            (3,376)            --           --          --
Cumulative effect of change in accounting
principle                                           (2,015)                 --            --           --          --
Net income (loss)                                   (6,330)            (4,395)            48          216          74
Basic and diluted earnings (loss) per
share:
  From continuing operations                          (.09)              (.04)            --           --          --
  Discontinued operations                             (.03)              (.13)            --           --          --
  Cumulative effect of change in
  accounting principle                                (.06)                 --            --           --          --
  Net income (loss) per share                         (.18)              (.17)            --           --          --

BALANCE SHEET DATA:

                                                    October 31,     October 31,               December 31,
                                                                                  -------------------------------------
                                                        2002            2001         2000         1999        1998
                                                  ---------------------------------------------------------------------

Working capital (deficit)                           $      1,591     $     (2,528) $     864   $   1,896    $   2,864
Total assets                                              45,923           48,850      9,633      11,633       11,914
Long-term debt, including current portion and
mandatory redeemable preferred stock                      36,464           35,382      3,846       5,914        6,365
Stockholders' equity (deficit)                              (689)           1,331      4,939       4,890        4,674


No dividends have been declared or paid in any period presented.


ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

All dollar amounts in this Item 7 are in thousands (except for share and per share information).

                                  INTRODUCTION

Obsidian Enterprises, Inc. ("Company"), on June 21, 2001, closed a series of transactions pursuant to the Acquisition and Plan of Reorganization ("Reorganization") by and among the Company, Danzer Industries, Inc., a wholly owned subsidiary, and Obsidian Capital Partners, LP ("Partners"), Timothy S. Durham, and other individual owners of Partners controlled entities. At that time, the Company acquired: all of the outstanding capital stock of Pyramid Coach, Inc., in exchange for 810,099 shares of Company Series C Preferred Stock ("Series C Preferred"); all of the outstanding capital stock of Champion
Trailer, Inc., for 135,712 shares of Company Preferred, and all of the outstanding capital stock of U.S. Rubber Reclaiming, Inc., for 1,025,151 shares of Series C Preferred. On July 31, 2001, the Company acquired all of the outstanding capital stock of United Expressline, Inc. from Partners for 2,593,099 shares of Series C Preferred.

After these transactions, the Company had the following subsidiaries:

o U.S. Rubber Reclaiming, Inc. ("U.S. Rubber"), engaged in reclaiming scrap butyl reclaim for resale to manufacturers of rubber products, located in Vicksburg, Mississippi.

o Danzer Industries, Inc. ("Danzer Industries") then principally engaged in the design, manufacture and sale of truck bodies, located in Hagerstown, Maryland. During 2002 Danzer Industries has expanded its activities to include the manufacture of cargo trailers.

o Pyramid Coach, Inc. ("Pyramid") engaged in the leasing of coaches, designed and fitted for use for travel by country, rock bands and other business enterprises, primarily on weekly to monthly leases, located in Nashville, Tennessee.

o Champion Trailer, Inc. ("Champion"), which manufactured and sold transport trailers to be used primarily in the auto racing industry, located in Lewistown, Texas. In 2002, the Company agreed to sell Champion to an entity owned by Messrs. Durham and Whitesell (Officers of the Company) and closed the sale in January 2003. Therefore, Champion is accounted for as a discontinued operation.

o United Expressline, Inc. ("United") manufactures and sells general use cargo trailers and specialty trailers used for special purposes and in the racing industry, located in Bristol, Indiana; Elkhart, Indiana; and White Pigeon, Michigan.

During fiscal year 2002, management focused on the process of operational integration of the subsidiaries. This included the identification and implementation of individual subsidiary manufacturing and administrative efficiencies as well as marketing and cross-selling opportunities. In addition, management concentrated on ensuring adequate capital was available to operate and that liquidity issues did not detract from the operating entities.

While each of the subsidiaries markets its products or services independently, management has taken advantage of cross-selling opportunities for each of the subsidiaries, as well as manufacturing and other operational efficiencies that can be achieved between the subsidiaries. For example, Danzer Industries, which prior to fiscal year 2002, had not manufactured cargo trailers produced cargo trailers at the rate of two per day at October 31, 2002, with a goal of producing eight per day by the end of fiscal year 2003.

                             RESULTS OF OPERATIONS

The following table details the Company's results of operations as a percentage of sales:

                                                     Year Ended October 31,  Ten Months Ended  Year Ended December
                                                                                October 31,            31,
                                                              2002                 2001                2000
                                                     ---------------------------------------------------------------

Net sales                                                       100.0%                 100.0%             100.0%
Cost of sales                                                    83.5                   78.8               90.5
Selling, general and administrative expenses                     15.0                   17.2                8.0
Loss on asset impairment                                          1.3                   --                 --
Loss from discontinued operations                                 1.8                   13.7               --
Interest expense                                                  6.2                    9.4                3.5
Interest income                                                  --                     --                 (2.8)
-----------------------------------------------------------------------------------------------------------------------------------

The Company operates in three industry segments, comprised of trailer and related transportation equipment manufacturing, butyl rubber reclaiming, and coach leasing. Trailer and related transportation equipment manufacturing includes the operations of United and Danzer Industries. Butyl rubber reclaiming includes the operations of U.S. Rubber and coach leasing includes the operations of Pyramid, DW Leasing, and Obsidian Leasing. The results of discontinued operations relate to Champion Trailer, which the Company agreed to sell in 2002 to an entity owned by Messrs. Durham and Whitesell and closed the sale in January 2003.

The following is a discussion of the major elements impacting the Company's operating results by segment for the year ended October 31, 2002 and the ten-month period ended October 31, 2001. The comments that follow should be read in conjunction with the Company's consolidated financial statements and related notes contained in this Form 10-K.

The results of operations of the Company for 2001 are not comparable to 2002 because the results of operations in 2001 include only ten months of operations, which affects the comparability of the two periods.

In addition, the results of operations for the trailer manufacturing segment in 2001 do not include the operations of United and Danzer Industries for the entire ten-month period. Under accounting principles generally accepted in the United States of America, U.S. Rubber is treated as the acquirer in the June 21, 2001 Reorganization, and U.S. Rubber is treated as having acquired Champion and Pyramid at the beginning of 2001. Thus, the results of operations for the ten-month period ended October 31, 2001 include the operations of the following subsidiaries from the date shown below through October 31, 2001:

                  Subsidiary                         Date
                  Danzer Industries                  June 21, 2001
                  Pyramid                            January 1, 2001
                  U.S. Rubber                        January 1, 2000
                  United                             July 31, 2001

Since Champion is accounted for as a discontinued operation, its results of operations and cash flow have been removed from the Company's continuing operations for all periods presented.

The following table shows net sales by product segment:


                                                           Ten Months Ended      Year Ended
                                   Year Ended October 31,     October 31,       December 31,
                                            2002                 2001               2000
                                  ---------------------------------------------------------------

Trailer manufacturing                $        40,775         $        10,650    $            --
Butyl rubber reclaiming                       10,125                   9,874             12,583
Coach leasing                                  6,374                   4,165                 --
                                  ---------------------------------------------------------------

Total                                $        57,274         $        24,689    $        12,583
                                  ===============================================================


TRAILER AND RELATED TRANSPORTATION EQUIPMENT MANUFACTURING

The following table shows sales, cost of sales and gross profit for this segment for the periods indicated (in thousands):


                         Year Ended October    Ten Months Ended
                                31,               October 31,
                                2002                 2001
                        --------------------- --------------------

Net sales                   $     40,775          $     10,650
Cost of sales                     35,077                 8,955
                        --------------------- --------------------

Gross profit                $      5,698          $      1,695
                        ===================== ====================

Gross profit %                        14.0%                 15.9%
                        ===================== ====================


YEAR ENDED OCTOBER 31, 2002 COMPARED TO THE TEN MONTHS ENDED OCTOBER 31, 2001

For the reasons noted above, operating results between these periods are not comparable. During the year ended October 31, 2002, this segment has seen increasing sales in cargo trailers due to additional demand driven by marketing efforts and availability of the product. These increases have been partially offset by a continued reduction in the demand for truck bodies.

The primary reason for truck body sales at levels below historic amounts is the continued depressed condition of the telecommunications industry that historically purchased a significant volume of this product line. Management anticipates that the overall general economic conditions and the economic state of the telecommunications industry will continue to adversely impact sales of truck bodies through the first quarter of fiscal year 2003. In addition, future sales may be adversely impacted by a Chapter 11 bankruptcy filing in 2002 by a truck body customer, who accounted for approximately $1.7 million of sales in this segment for the year ended October 31, 2002. Management has integrated the production of cargo trailers into its truck body production facility as a means to increase production capacity of the cargo trailer product and absorb excess capacity at the truck body facility. As of October 31, 2002, the truck body facility was producing two trailers per day with plans to produce up to eight trailers per day by October 2003.

Gross profit for the year ended October 31, 2002 was impacted by the reduced volume of truck bodies sold and only partially offset by reductions in personnel at these facilities and increased volume in the cargo trailer product line.


BUTYL RUBBER RECLAIMING

The following table shows sales, cost of sales and gross profit for this segment for the periods indicated (in thousands):


                         Year Ended October    Ten Months Ended    Year Ended December
                                31,               October 31,              31,
                                2002                 2001                  2000
                        --------------------- -------------------- ---------------------

Net Sales                   $    10,125           $     9,874          $    12,583
Cost of Sales                     9,407                 8,884               11,390
                        --------------------- -------------------- ---------------------

Gross Profit                $       718           $       990          $     1,193
                        ===================== ==================== =====================

Gross Profit %                        7.1%                 10.0%                 9.5%
                        ===================== ==================== =====================


YEAR ENDED OCTOBER 31, 2002 COMPARED TO THE TEN MONTHS ENDED OCTOBER 31, 2001

For the reason noted above, operating results between fiscal year 2002 and fiscal year 2001 are not comparable.

Net sales in this segment for the year ended October 31, 2002 as compared to the ten-month period ended October 31, 2001 increased 2.5%. However, sales in this segment were lower than anticipated for the year ended October 31, 2002 compared to the year ended December 31, 2000 due to damage at a production facility in May 2002 as a result of a fire at an adjacent property. The damage caused the facility to be closed for approximately two months and resulted in the Company being unable to fill all outstanding customer orders. This facility resumed production during July 2002. During 2002, the Company recorded an insurance recovery for business interruption of $325 as a reduction of general and administrative costs. In addition to the effects of the fire, sales for 2002 were below historical levels due to the factors enumerated below.

Significant portions of sales in this segment are to tire manufacturing companies. The tire manufacturers have continued to see lower volumes of tire production during 2002. Accordingly, sales to these customers are below historical levels, and current demand does not indicate a return to sales levels from the year ended December 31, 2000 in the immediate future.

The lack of consistent sources of raw materials has also been a constraint on generating additional sales volume. The primary material used in reclaiming is scrap inner tubes. Since the introduction of the tubeless tire for automobiles in the 1970s, sources of material have declined substantially. Management has been testing other materials including butyl pad scrap as a replacement material for the past several years with some success. In addition, alternative sources of material, including overseas sources, are being pursued to provide a consistent supply of material in the future. Until such time that consistent sources of raw materials are available, sales growth in this segment will be limited.

Gross profit percentage decreased from 10% for the ten months ended October 31, 2001 to 7.1% for the year ended October 31, 2002 as a result of constraints on achieving operating efficiency including lack of consistent raw material supply and the fire discussed above.


TEN MONTHS ENDED OCTOBER 31, 2001 COMPARED TO THE YEAR ENDED DECEMBER 31, 2000

Operating results between fiscal year 2001 are not comparable as fiscal 2000 was for a twelve-month period.

Net sales in this segment for the ten months ended October 31, 2001 as compared to the year ended December 31, 2001 decreased 21.5% in the amount of $2,709. The reduction in sales is due primarily to considering only a ten-month period for fiscal year 2001 and to reduced sales to tire manufacturers and pipeline mastic manufacturers. The Company had scheduled a complete renovation of its 12" extruder (a key element of its manufacturing process) that began in June 2001. During this time period, widespread tire recalls increased demand for the Company's reclaimed butyl products. The 12" extruder was not fully operational until late October 2001 after the increased demand had subsided. Tire customers built up large inventories in anticipation of demand under the recalls, however, the number of tires submitted by consumers to be replaced was lower than anticipated and, as a result, tire manufacturers accumulated a large inventory of tires. Tire manufacturers reduced production in response to the inventory problem and this caused a substantial decrease in reclaimed butyl demand starting in September 2001.

The decline in the price of crude oil in September and October 2001 caused a decline in new oil exploration. As a result, the demand for pipeline mastic wraps produced with reclaim butyl rubber supplied by the Company also fell dramatically beginning in October 2001.

Gross profit percentage for the ten months ended October 31, 2001 was 10% compared to 9.5% for the year ended December 31, 2000 as a result of the improved operating efficiency. Gross profit for the year ended December 31, 2000 was slightly below historical levels as the result of an inventory obsolescence charge recorded in December 2000.


COACH LEASING

The following table shows sales, cost of sales and gross profit for this segment for the periods indicated (in thousands):


                             Year Ended        Ten Months Ended
                            October 31,           October 31,
                                2002                 2001
                        --------------------- --------------------

Net Sales                  $      6,374          $      4,165
Cost of Sales                     3,357                 1,618
                        --------------------- --------------------

Gross Profit               $      3,017          $      2,547
                        ===================== ====================

Gross Profit %                       47.3%                 61.1%
                        ===================== ====================

For the reason noted above, operating results between these periods are not comparable.

YEAR ENDED OCTOBER 31, 2002 COMPARED TO THE TEN MONTHS ENDED OCTOBER 31, 2001

Sales for the year ended October 31, 2002 increased 53% in the amount of $2,209 over the ten-month period ended October 31, 2001. The increase in sales is attributable to an additional two months in the period, an increase in the size of the coach fleet, additional revenue from the increased use of employee coach drivers versus independent contractors paid directly by the customer and due to increased utilization of the fleet in 2002. Management believes the increased utilization is a result of its marketing efforts to rock and roll, pop, touring Broadway shows and corporate customers. These customers are in addition to the traditional country and western performers who have historically been this segment's primary customer base. This business is seasonal in nature and historically is stronger in the spring, summer and fall months.

Gross profit for this segment was 47.3% for the year ended October 31, 2002 compared to 61.l% for the comparable ten-month period ended October 31, 2001. The reduction is primarily attributable to two factors. First, during the summer, additional coaches were leased from unrelated third parties to meet current demand. The additional lease cost has been recorded as a component of cost of sales and represents an increase of approximately 5% as a percentage of sales. This segment had no lease cost for outside coaches in the comparable period of 2001. Second, additional drivers have been added as employees during 2002 adding approximately 7% as a percentage of sales to the costs of direct wages and benefits for the quarter. In the comparable period ended October 31, 2001, a larger percentage of coach drivers were independent contractors paid directly by the customer. In addition, the two additional months of activity for the year ended October 31, 2002 include the months of November and December which are historically slower months, resulting in lower gross profits for this segment.


SELLING, GENERAL AND ADMINISTRATIVE (SG&A) EXPENSES

For the reasons noted above, results between periods presented are not comparable.

The Company's selling, general and administrative expenses are higher for the year ended October 31, 2002 versus the ten-month period ended October 31, 2001 due to the trailer manufacturing operations added in 2002, as previously discussed.

In addition, selling, general and administrative expenses are higher for the year ended October 31, 2002 than would be expected on an ongoing basis. This is due primarily to increased administrative costs that were necessary to continue the process of creating better subsidiary reporting, the use of outside professionals for services in assisting in post acquisition activities, the cost to obtain prior year audits to meet regulatory filing requirements, and the cost of providing accounting and related services to management, that will normally be performed by Company personnel on a going forward basis. The additional costs were partially offset by a business interruption claim related to the fire at the butyl rubber reclaiming facility in the amount of $325. In addition, on February 1, 2002, the Company changed its estimates with regard to depreciation of coaches owned by DW Leasing and Obsidian Leasing by establishing a salvage value of approximately 38%. The depreciable lives of the coaches of 15 years was not changed. This change in estimate resulted in a reduction of selling, general and administrative expenses in the year end October 31, 2002 of approximately $200.


INTEREST EXPENSE

For the reasons noted above, results between periods presented are not comparable.

While the interest expense increased over the prior period primarily as a result of the transactions that occurred in June and July 2001, interest expense for the year ended October 31, 2002 as a percentage of average debt borrowings of $37,158 was 9.6%. Interest expense for the ten months ended October 31, 2001 as a percentage of average debt borrowings of $24,964 was 9.3% (11.2% on an annual basis). The decrease is primarily due to the reduction of the prime rate as well as the refinancing debt and equity transactions discussed below in "Liquidity and Capital Resources," "Refinancing Activities," and "Partners Equity Transactions."


ASSET IMPAIRMENT

The Company adopted the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of fiscal 2002. The Company completed its transitional impairment test in conjunction with the adoption of Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets during the quarter ended July 31, 2002. The impairment test indicated that a portion of the goodwill of Danzer Industries was impaired. Accordingly, $2,015 has been recorded as a cumulative effect of change in accounting principle.

During the fourth quarter of 2002, the Company evaluated the recoverability of Danzer Industries' long-lived assets, including remaining goodwill, due to
Danzer Industries' significant operating loss in 2002 and the Chapter 11 bankruptcy filing of a significant customer. Danzer Industries determined the estimated future undiscounted cash flows were below the carrying value of certain long-lived assets. As a result, remaining goodwill was written off and a charge of $720 as loss on asset impairment was recorded as an operating expense.


DISCONTINUED OPERATIONS

On October 30, 2002, the Company's Board of Directors agreed to sell substantially all assets of Champion to an entity controlled by Messrs. Durham and Whitesell in exchange for assumption of all liabilities of Champion, excluding its subordinated debt. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for Impairment of Long-Lived Assets, the operating results of Champion have been classified as discontinued operations. The losses from discontinued operations for the year ended October 31, 2002 and ten months ended October 31, 2001 of $1,040 and $3,376, respectively, represent the losses of Champion during these periods, net of tax benefit of $438 and $0, respectively. The loss in 2001 includes a charge for asset impairment of $2,305. Champion was not included in the financial statements for the year ended December 31, 2000. Sales of Champion in the year ended October 31, 2002 were $2,884 as compared to $3,365 for the ten months ended October 31, 2001. The decrease of $481 or 14.3% is attributable to lower order volume during 2002.

To facilitate the sale of substantially all assets of Champion, on January 27, 2003, the Company agreed to a settlement with Markpoint of its outstanding subordinated debt with Champion. In return for cancellation of the indebtedness and release of a pending legal action against the Company and Champion, the Company made a cash payment to Markpoint of $675 and issued to Markpoint 32,143 shares of the Company's Series D preferred stock. In addition, the agreement provides Markpoint the option to require the Company to repurchase these shares at a price of $21 per share. The repurchase option is available to Markpoint as follows: 16,072 shares during the period May 1, 2003 to June 1, 2003 and 16,071 shares during the period November 1, 2003 to December 1, 2003. The repurchase options expire if not exercised during the specified periods. The Company's repurchase obligation is guaranteed by Mr. Durham.


INCOME TAX PROVISION

There was income tax benefit of $33 for the year ended October 31, 2002 due to the utilization of previously reserved net operating loss (NOL) carryforwards offset by taxable gains on debt forgiveness. The income tax benefit is created primarily through NOL carryforwards recognized to the extent they are available to offset the Company's net deferred tax liability.

                        LIQUIDITY AND CAPITAL RESOURCES


LIQUIDITY AND WORKING CAPITAL

Each of the subsidiaries of the Company have separate revolving credit agreements and term loan borrowings through which the subsidiary finances its operations together with cash generated from operations. The principal balances of some of these loans reflect the fact that Partners, from whom four of the five subsidiaries were purchased, entered into highly leveraged acquisitions of Champion (subsequently divested), U.S. Rubber, Pyramid, and United.

This high level of debt created liquidity issues for the Company and the stringent financial covenants that are common for this type of debt increase the probability that the Company's subsidiaries may from time to time be in technical default under these loans. These risks are mitigated, in part, for the Company's United and U.S. Rubber subsidiaries by the right described below under "Guarantees of Partners." They are also mitigated by the divestiture of Champion, and the completed refinancing efforts with respect to U.S. Rubber and the coach leasing segment.

The Company's working capital position (current assets over current liabilities) was positive at October 31, 2002 by $1,591. At the end of fiscal year 2001, the working capital position was $(2,528). The increase in working capital is primarily attributable to the factors below.

The Company continues to address liquidity and working capital issues in a number of ways. Management believes that the following steps started in early 2002 and currently underway will improve the Company's working capital, strengthen its equity and place the Company in a position to successfully enhance its liquidity. These steps include:

o The transactions described below under "Partners Equity Transactions" which converted approximately $2,834 of long-term liabilities to equity. Of this amount, $1,290 was converted to Series C Preferred Stock during the second fiscal quarter of 2002. Additionally, $1,545 was converted to Series D Preferred Stock in October 2002.

o The divestiture of Champion described below under "Champion Transactions" which improved the Company's overall equity and working capital position.

o The transactions described below under "Refinancing Activities" which reduced the Company's interest costs and decreased the proportion of debt which has been classified as a current liability. The Company completed the refinancing of the United line of credit and reduced the principal payments on a term note. In addition, refinancing was completed at U.S. Rubber and on several coaches in the coach leasing group.

As a result of the actions described above, Management believes that the Company has financing agreements in place to provide adequate liquidity and working capital for fiscal 2003. However, there can be no assurance that such working capital and liquidity will in fact be adequate. Therefore, the Company may be required to draw upon other liquidity sources. The Company has therefore secured an increased financial commitment from Fair Holdings, Inc. ("Fair Holdings"), an entity controlled by the Company's Chairman, to provide, as needed, additional borrowings under a $5 million line of credit agreement, which expires on January 9, 2005. Currently, availability under the agreement is approximately $3.2 million.


FINANCIAL COVENANTS

The Company and certain of its subsidiaries did not meet certain requirements and covenants in their debt agreements relating to maintenance of minimum ratios and levels of earnings to funded debt and fixed charge coverage rate. The lenders have waived or modified the covenants not in compliance as of October 31, 2002.

The Company has taken a number of actions which eliminated its defaults under agreements with certain of its lenders:

o At October 31, 2002, U.S. Rubber had violated negative covenants with its primary lender and received a waiver of the violation and an amendment of the Credit Agreement.

o Pyramid was a guarantor of DW Leasing's debt to Regions Bank, Nashville, Tennessee. DW Leasing and Pyramid had been in violation of the Funded Debt to EBITDA ratio in the Regions Bank Credit Facility since the inception of the loan. At the time of the Acquisition, Regions Bank granted a waiver of this violation. The covenant had not been rewritten, and Regions Bank waived the violation as of October 31, 2001. The Company refinanced the Regions Bank debt with a related party on December 19, 2002.

o At October 31, 2002, the Company was in violation of negative covenants with Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC, the holders of debentures that completed the financing of United. The Company received a waiver of the violations as of October 31, 2002 and obtained modifications of terms with the debenture holders to provide for less stringent covenants. In exchange for the waiver and modifications, the Company issued warrants to the debenture holders to purchase up to 16,000 shares of the Company's common stock at an exercise price of $.20 per share.

o Danzer Industries was notified by letter dated May 28, 2002 that it was in technical default of its revolving note and term note due to nonreceipt of certain documentation and noncompliance with the debt service ratio. A forbearance agreement was completed in October 2002. As part of the forbearance agreement, the Company received a waiver through March 31, 2003, when the entire debt is due. As of October 31, 2002, $867 of long-term debt related to these obligations has been reclassified as a current liability due to the forbearance agreement. Management is currently exploring options with regard to refinancing the outstanding debt of Danzer Industries, including extension of the current agreement with Bank of America. Should refinancing or an extension of the current agreement not be obtained by the expiration date of the forbearance agreement, the debt will be repaid through current sources of availability including borrowings under the Company's line of credit with Fair Holdings.

o Champion has remained in default of its subordinated debt agreement in the amount of $1,250, and the subordinated lender sued to obtain payment. On January 27, 2003, the Company settled this liability in exchange for a cash payment of $675 and issuance of 32,143 shares of the Company's Series D Preferred Stock. The settlement also provides for a repurchase obligation of these shares on the part of the Company at a price of $21 per share within a specified period ending December 1, 2003. Accordingly, $1,013 has been classified as a current liability. Champion was sold to a company owned by Messrs. Durham and Whitesell on January 30, 2003.

o At October 31, 2002, United had violated financial covenants with First Indiana Bank and Huntington Capital Investment Company. United has received waivers of these violations through November 1, 2003 from First Indiana and a modification of covenants with Huntington Capital Investment Corporation.

o Various subsidiary companies were in violation of requirements to provide year-end financial statements to various lenders within 90 days of the close of the 2002 year end. Management has received extensions of time from the lenders.


                               FUNDS AVAILABILITY


CASH AVAILABILITY

On a consolidated basis, at October 31, 2002, the Company had approximately $920 of cash and cash equivalents. Danzer Industries, U.S. Rubber, United, and Obsidian Enterprises each have revolving credit lines available for working capital at each individual entity. Borrowings under the credit facilities are available to the lesser of the maximum amount or the borrowing base as defined in the credit agreement. At October 31, 2002, additional current availability under these credit lines and maximum availability if supported by their individual borrowing base are:

           Company                 Current Availability            Maximum Availability
Danzer Industries                     $       0                       $        0(1)
U.S. Rubber                                 701                            2,472
United                                      607                              662
Obsidian Enterprises                      3,202(2)                         3,202(2)

(1) Additional borrowings only at the bank's discretion under the forbearance agreement
(2) Includes additional availability of $2,000 from an increase in the line subsequent to year end

The Company generated net cash flow of $322 from continuing operations during the year ended October 31, 2002. Cash provided by operations during the year is primarily due to increases in accounts payable and customer deposits, offset by increases in inventories.


REFINANCING ACTIVITIES

Management refinanced certain of the currently outstanding debt of the Company:

o U.S. Rubber refinanced its debt with a new lender on October 24, 2002 on more favorable terms than the terms with the prior lender.

o On August 28, 2002, the Company obtained a renewal and increased maximum borrowing limit of the revolving line of credit of United with First Indiana Bank and an additional one year of amortization of its previous 2-year term debt.

o The Company refinanced certain coaches transferred from DW Leasing to Obsidian Leasing with DC Investments, LLC ("DC Investments"), an entity owned 50% by the Company's Chairman, and its various existing lenders. Two senior lenders representing approximately 80% of Obsidian Leasing Company's debt have refinanced their respective loans which included a substantial reduction in the interest rates and a longer amortization of the debt. The debt was refinanced by the existing lenders for 80% of the current amount outstanding. The remaining 20% was financed through a note payable to Fair Holdings. In addition to the above refinancing, on December 17, 2002, Obsidian Leasing sold four coaches to DC Investments Leasing, LLC ("DC Investments Leasing"), a newly created entity owned 50% by the Company's Chairman, in exchange for DC Investments Leasing's satisfaction of the debt outstanding on such coaches. DC Investments Leasing paid this debt through a refinancing at terms that included a reduction in interest rates. In addition, DC Investments Leasing also acquired five additional coaches that were previously to be purchased by the Company thereby eliminating the Company's existing purchase commitment for such coaches. DC Investments Leasing also entered into a management agreement with Pyramid under which all nine coaches described above will be leased by Pyramid.


                          PARTNERS EQUITY TRANSACTIONS

Partners, the major shareholder of the Company, was required under the Plan of Reorganization to fund through the purchase of additional preferred stock certain ongoing administrative expenses of the Company to complete the Plan of Reorganization, complete all required current and prior year audits to meet the regulatory filing requirements, and ensure all annual and quarterly SEC filings are completed to enable the registration of the preferred stock issued to Partners. Such amounts expended through October 31, 2002 approximated $1,275. Pursuant to the agreement with Partners, the Company converted these amounts to equity in exchange for issuance to Partners of convertible preferred stock in October 2002. Additional expenses of $270 in excess of amounts Partners was obligated to pay were funded by Fair Holdings, Inc. and subsequently converted to Series D Preferred Stock. The total liability of $1,545 converted to equity was incurred as follows: $364 capitalized in the reverse merger transaction; $376 as expenses incurred in 2001; and $805 as expenses incurred in 2002.

In 2002, Partners converted $1,290 of notes payable and accrued interest from Partners to the Company to 402,906 shares of Series C Preferred Stock of the Company.


                             GUARANTEES OF PARTNERS

The Company has an agreement with Partners that gives the Company the right to mandate a capital contribution from the Partners if the lenders to U.S. Rubber or United were to declare a default. In either of those events, the Company has the right to enforce a capital contribution agreement with Partners up to $1,620 on U.S. Rubber and $1,000 on United to fund the respective subsidiary's shortfall. These payments, if any, would be applied directly to reduce the respective subsidiary's debt obligations to the lender.


                              CHAMPION TRANSACTIONS

In 2002, the Board of Directors authorized the Chairman of the Board of the Company to explore various options to divest Champion Trailer or, at a minimum, restructure this operation of the business. As a result, DC Investments negotiated the purchase of the loans of Bank One to Champion.

In 2002, Champion was also indebted to Markpoint under a subordinated credit facility in the amount of $1,250 and was in violation of certain covenants related to the loan. Subsequent to DC Investments purchasing the Bank One debt in a nonrecourse assignment, Markpoint filed a lawsuit in Texas state court seeking payment in full for their subordinated debt from Champion or the Company under a guarantee agreement.

On January 27, 2003, Markpoint settled their lawsuit in exchange for a cash payment of $675 and the issuance to Markpoint of 32,143 shares of the Company's Series D preferred stock. In addition, the agreement provides Markpoint the option to require the Company to repurchase these shares at a price of $21 per share. The repurchase option is available to Markpoint as follows: 16,072 shares during the period May 1, 2003 to June 1, 2003 and 16,071 shares during the period November 1, 2003 to December 1, 2003. The repurchase options expire if not exercised during the specified periods. The Company's repurchase obligation is guaranteed by Mr. Durham. Subsequent to the settlement, the Company's Board of Directors authorized the sale of Champion, which was completed January 30, 2003.


                               CASH FLOWS (EBITDA)

A summary of our contractual cash obligations for the fiscal years ending 2003 through 2006 and 2007 and thereafter at October 31, 2002 is as follows:

                                                                                                           2007 and
Contractual Obligations                    Total         2003         2004         2005         2006      Thereafter
--------------------------------------- ------------ ------------- ------------ ------------ ------------ ------------

Long-term debt, with covenant
 violations and classified as current    $    1,863   $    1,863    $       --   $       --   $       --   $       --
Long-term debt, and all debt service
 interest payments                           45,831        7,099         6,882       15,395        8,467        7,988
Operating leases                              1,397          450           353          274          189          131
Mandatory redeemable preferred stock          1,400           --            --           --        1,400           --
                                        ------------ ------------- ------------ ------------ ------------ ------------

Total contractual cash obligations       $   50,491   $    9,412    $    7,235   $   15,669   $   10,056   $    8,119
                                        ============ ============= ============ ============ ============ ============

Cash flow and liquidity are discussed further below, and the footnotes to our financial statements discuss cash flow, liquidity and the current classification of debt due to loan covenant violations.

We also have a commercial commitment as described below:

 Other Commercial Commitment      Total Amount Committed     Outstanding at October 31,       Date of Expiration
                                                                        2002
------------------------------- ---------------------------- ---------------------------- ----------------------------


Line of credit, bank                  $           1,000            $             875      March 31, 2003
Line of credit, bank                              3,750                        3,088      February 1, 2004
Line of credit, bank                              4,000                        1,528      October 1, 2005
Line of credit, related party                     5,000*                       1,798      January 1, 2005

* Credit line with Fair Holdings increased from $3,000 to $5,000 subsequent to year end.

The  Company's net cash  provided by  continuing  operations  for the year ended
October 31, 2002 was $322. This is comprised of a loss from continuing operations of $4,852, offset by noncash depreciation and amortization and loss on asset impairment of $3,288 and goodwill impairment loss of $2,015, increases in inventories of $1,752 and deferred taxes of $40 and decreases in accounts receivable of $264 and other assets of $336, and increases in accounts payable of $545, and customer deposits of $473, and decreases in accrued expenses of $339. In addition, the Company had noncash losses on debt refinancing, sale of equipment and accretion of interest of $181, $41, and $162, respectively.

Net cash flow provided from financing activities for the year ended October 31, 2002 was $618. This is comprised of borrowings of long-term debt and net borrowings of short-term debt of $3,583 and borrowings from related parties of $628, offset by principal repayments of long-term debt of $3,258. The Company also paid debt issuance costs of $248 and distributions to members of DW Leasing of $107, offset by the exercise of warrant of $20.

Cash flow was used in investing activities for the year ended October 31, 2002 of $587. This is comprised of purchases of property and equipment of $909 and proceeds from the sale of property and equipment of $322.

The total increase (decrease) in cash is summarized as follows:

                                                                Year Ended      Ten Months Ended      Year Ended
                                                               October 31,         October 31,       December 31,
                                                                   2002               2001               2000
                                                            ------------------- ------------------ ------------------

Net cash provided by continuing operations                    $           322     $         1,763    $           762
Net cash provided by (used in) investing activities                      (588)            (17,772)             1,156
Net cash provided by (used in) financing activities                       618              16,321             (2,186)
Net cash flow provided by discontinued operations                          39                  --                 --
                                                            ------------------- ------------------ ------------------

Increase (decrease) in cash and cash equivalents              $           391     $           312    $          (268)
                                                            =================== ================== ==================

EBITDA is a measure of the Company's ability to generate cash flow and should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America.

EBITDA by business segment and reconciliation to net income or loss under accounting principles generally accepted in the United States of America by segment for the applicable periods is as follows:

                                                                 Year Ended October 31, 2002
                                          --------------------------------------------------------------------------
                                                                                                         Income
                                                                       Income                            (Loss)
                                                                         Tax                              from
                                                         Interest      Expense       Depreciation      Continuing
                                             EBITDA       Expense     (Benefit)     & Amortization     Operations
                                          ------------- ------------ ------------ ------------------- --------------

Trailer and related transportation
 equipment manufacturing                    $     735     $   1,400   $   404           $   1,425*     $  (2,494)
Coach leasing                                   1,830        1,468        (59)                779           (358)
Butyl rubber reclaiming                           967          684       (152)              1,084           (649)
Corporate                                          --           --       (226)                 --            226
                                          ------------- ------------ ------------ ------------------- --------------
Total Company                               $   3,532     $  3,552    $   (33)          $   3,288      $  (3,275)
                                          ============= ============ ============ =================== ==============

*    includes impairment charge of $720


                                                              Ten Months Ended October 31, 2001
                                          --------------------------------------------------------------------------
                                                                                                         Income
                                                                       Income                            (Loss)
                                                                         Tax                              from
                                                         Interest      Expense       Depreciation      Continuing
                                             EBITDA       Expense     (Benefit)     & Amortization     Operations
                                          ------------- ------------ ------------ ------------------- --------------

Trailer and related transportation
 equipment manufacturing                    $     638     $    369    $    98           $     365      $    (194)
Coach leasing                                   1,481        1,266         --                 785           (570)
Butyl rubber reclaiming                           857          677       (135)                905           (590)
Corporate                                          --           --       (335)                 --            335
                                          ------------- ------------ ------------ ------------------- --------------
Total Company                               $   2,976     $  2,312    $  (372)          $   2,055      $  (1,019)
                                          ============= ============ ============ =================== ==============


                                                                Year Ended December 31, 2000
                                          --------------------------------------------------------------------------
                                                                                                         Income
                                                                       Income                             from
                                                         Interest        Tax         Depreciation      Continuing
                                             EBITDA       Expense      Expense      & Amortization     Operations
                                          ------------- ------------ ------------ ------------------- --------------

Butyl rubber reclaiming                     $   1,094     $     442   $    50           $     554      $      48
                                          ============= ============ ============ =================== ==============

The Company allocates selling, general and administrative expenses to the respective subsidiaries primarily based on a percentage of sales. Amounts allocated by segment are as follows:


                                           Year Ended      Ten Months Ended
                                          October 31,         October 31,
                                              2002               2001
                                      ----------------------------------------

Trailer manufacturing                    $           934     $           245
Coach leasing                                        146                  96
Butyl rubber reclaiming                              232                 275
                                      ----------------------------------------

Total                                    $         1,312     $           616
                                      ========================================

EBITDA by segment, exclusive of the allocation of the above selling, general and administrative expenses, is as follows:


                                           Year Ended      Ten Months Ended
                                          October 31,         October 31,
                                              2002               2001
                                      ----------------------------------------

Trailer manufacturing                    $         1,669     $           883
Coach leasing                                      1,976               1,577
Butyl rubber reclaiming                            1,199               1,132
                                      ----------------------------------------

Total                                    $         4,844     $         3,592
                                      ========================================


                          CRITICAL ACCOUNTING POLICIES


Our significant accounting policies are summarized in the footnotes to our financial statements. Some of the most critical policies are also discussed below.

As a matter of policy, we review our major assets for impairment. Our major operating assets are accounts receivable, inventory, intangible assets and property and equipment. We have not historically experienced significant bad debts expense, although the filing of Chapter 11 bankruptcy during 2002 of a customer resulted in a bad debt charge of $379. However, we believe our reserve for doubtful accounts of $495 should be adequate for any exposure to loss in our October 31, 2002 accounts receivable. We have also established reserves for slow-moving and obsolete inventories and believe the reserve of $466 is adequate. We depreciate our property and equipment and amortize intangible assets (except for goodwill) over their estimated useful lives. We have identified items that are impaired, and during the quarter ended July 31, 2002, the Company completed its transitional impairment test in conjunction with the adoption of SFAS 142. The impairment test indicated that certain goodwill related to the trailer manufacturing segment was impaired. Accordingly $2,015 has been recorded as a cumulative effect of change in accounting principle.

During the fourth quarter, an additional review for asset impairment was conducted because of changes in circumstances that indicated potential impairment. Continuing operating losses at Danzer Industries and the filing of Chapter 11 bankruptcy by Danzer Industries' largest customer in the fourth quarter resulted in an additional impairment review. As a result, an additional $720 of goodwill was determined to be impaired at the trailer manufacturing segment.

The realization of the remaining goodwill of $6,434 is primarily dependent on the future operations of the operating entity where the goodwill is allocated (primarily United). Historical operating results, current product demand and estimated future results indicate the results of operations at United should be adequate to continue to realize this amount. However, future results may not meet expectations due to economic or other factors, and failure to meet expectations may result in the goodwill not being fully realizable.

The initial cost of coaches acquired is depreciated over a straight-line basis over 15 years to a salvage value of 38% of original cost. Subsequent enhancements and refurbishments of coaches are depreciated over five years using the straight-line method. The current depreciation policy is a change in estimate that was effective February of 2002. Prior to this date, coaches were depreciated over fifteen years on a straight line basis with no salvage value. Had the prior depreciation policy been in effect for the entire year of 2002, depreciation expense would have increased by approximately $200. The age of coaches in our fleet range from less than one year to ten years, with an average age of approximately four years. Actual value of coaches after 15 years is dependent on several factors including the level of maintenance and the market conditions at the time of disposal. We have not disposed of a material number of coaches, and our estimate of depreciation is based on information other than actual disposal experience. Accordingly, we continue to evaluate our estimates with respect to the actual depreciation of such vehicles based on market conditions and our experience in disposals when they occur. Should future factors indicate the current depreciation policy is not adequate, we will adjust the depreciation rates, and such adjustments may have an adverse impact on our results of operations.

In conjunction with financing of the acquisition of United, the Company issued 386,206 shares of Series C preferred stock to Huntington Capital Investment Corporation ("Huntington"). The note purchase agreement includes a provision that gives Huntington the option to require the Company to repurchase these shares at 90% of market value upon the earlier of: a) fifth anniversary of issuance of such shares, b) default under the subordinated debt agreement, c) other factors related to a sale of substantially all assets of the Company as defined in the agreement. Increases in the value of the Company's stock will result in a corresponding increase to this repurchase requirement. Accordingly, a substantial increase in stock price at the repurchase date may have an adverse impact on the Company's liquidity. At October 31, 2002, the Company had violated certain financial covenants defined in the subordinated debt agreement with Huntington. The Company received a waiver of these violations as of October 31, 2002 and a modification to the covenants.


                                  CONTINGENCIES

The Company is party to ordinary litigation incidental to its business. No current pending litigation is expected to have a material adverse effect on results of operations, financial condition or cash flows.


ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is exposed to market risk related to interest rate changes on its debt. The disclosures in Item 7 above are incorporated herein by reference.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA


INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Obsidian Enterprises, Inc.
Indianapolis, Indiana

We have audited the accompanying consolidated balance sheets of Obsidian Enterprises, Inc. and Subsidiaries as of October 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the year ended October 31, 2002, and the ten months ended October 31, 2001, and the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Obsidian Enterprises, Inc. and Subsidiaries as of October 31, 2002 and 2001, and the results of their operations and their cash flows for the year ended October 31, 2002, the ten months ended October 31, 2001, and the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets in 2002.

Our audit of the consolidated financial statements of Obsidian Enterprises, Inc. and Subsidiaries included Schedule II, contained herein, for the year ended October 31, 2002, the ten months ended October 31, 2001, and the year ended December 21, 2000. In our opinion, such schedule presents fairly the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the financial statements, the previously issued 2002 and 2001 financial statements have been restated for errors in the application of accounting principles.


/s/ McGladrey & Pullen, LLP
Elkhart, Indiana
February 10, 2003, except for Note 3,
   as to which the date is August 15, 2003

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                                                 October 31,       October 31,
                                                                                     2002             2001
                                                                               ----------------------------------


Assets

Current assets:
  Cash and cash equivalents                                                      $          920   $          529
  Marketable securities                                                                     137              223
  Accounts receivable, net of allowance for doubtful accounts
   of $495 for 2002 and $80 for 2001 (Note 9)                                             3,307            3,571
  Accounts receivable, related parties (Note 16)                                            206              217
  Inventories, net (Notes 7 and 9)                                                        7,315            5,563
  Prepaid expenses and other assets                                                         384              514
  Deferred income tax assets (Note 15)                                                      665              673
                                                                               ----------------------------------

Total current assets                                                                     12,934           11,290

Property, plant and equipment, net (Notes 8 and 9)                                       23,048           23,384

Other assets:
  Intangible assets (Notes 4 and 6):
   Goodwill not subject to amortization                                                   6,434            5,829
   Goodwill, less accumulated amortization of $76                                            --            3,381
   Noncompete agreements, less accumulated amortization
     of $222 for 2002 and $44 for 2001                                                      664              842
   Trade name and customer relations, less accumulated
     amortization of $208 for 2002 and $125 for 2001                                        719              802
   Deferred debt costs, less accumulated amortization
     of $97 in 2002 and $44 in 2001                                                         470              369
   Other                                                                                    116              579
   Assets of subsidiary held for sale (Note 5)                                            1,538            2,374
                                                                               ----------------------------------

                                                                                 $       45,923   $       48,850
                                                                               ==================================


               The accompanying notes are an integral part of the
                  condensed consolidated financial statements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                                                 October 31,       October 31,
                                                                                     2002             2001
                                                                               ----------------------------------
Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
  Current portion of long-term debt (Note 9)                                     $        5,667   $        7,871
  Accounts payable, trade                                                                 3,450            3,126
  Accounts payable, related parties (Note 16)                                               668              925
  Accrued compensation                                                                      810              560
  Accrued expenses                                                                          514            1,040
  Customer deposits                                                                         234              296
                                                                               ----------------------------------

Total current liabilities                                                                11,343           13,818

Long-term debt, net of current portion (Note 9)                                          23,879           26,076

Long-term debt, related parties (Note 9 and 16)                                           5,518               --

Deferred income tax liabilities (Note 15)                                                 1,624            1,672

Accounts payable, related parties (Note 16)                                                  --            2,170

Liabilities of subsidiary held for sale (Note 5)                                          2,848            2,348

Commitments and contingencies (Note 17)

Mandatory redeemable preferred stock (Note 12):
  Class of Series C Preferred Stock: 386,206 shares outstanding                           1,400            1,435

Stockholders' equity (deficit) (Note 13):
    Common stock, par value $.0001 per share; 40,000,000 shares authorized;
    36,007,855 shares outstanding                                                             3                3
    Preferred stock, 5,000,000 shares authorized; Class of Series C Preferred
    Stock, par value $.001, 4,600,000
    authorized, 4,368,399 shares issued and outstanding in 2002 and
    3,739,169  shares issued and outstanding in 2001; 200,000 shares of
    undesignated Preferred Stock authorized                                                   5                4
    Preferred stock, 200,000 shares authorized; Class of Series D convertible preferred stock, par value $.001, 88,330 shares issued and
    outstanding in 2002; 0 shares issued and outstanding in 2001                             --               --
    Additional paid-in capital                                                           10,184            5,682
    Accumulated other comprehensive income (loss)                                           (49)              37
    Retained earnings (accumulated deficit)                                             (10,832)          (4,395)
                                                                               ----------------------------------

Total stockholders' equity (deficit)                                                       (689)           1,331
                                                                               ----------------------------------

                                                                                 $       45,923   $       48,850
                                                                               ==================================


               The accompanying notes are an integral part of the
                  condensed consolidated financial statements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (in thousands except per share and share data)

                                                               Year Ended      Ten Months Ended      Year Ended
                                                               October 31,       October 31,
                                                                  2002               2001        December 31, 2000
                                                            --------------------------------------------------------
                                                              (as restated,
                                                               see Note 3)
Net sales                                                     $       57,274    $       24,689     $       12,583

Cost of sales                                                         47,841            19,457             11,390
                                                            --------------------------------------------------------

GROSS PROFIT                                                           9,433             5,232              1,193

Selling, general and administrative expenses                          (8,589)           (4,251)            (1,009)
Loss on asset impairment (Note 4)                                       (720)               --                 --
Insurance settlement                                                     325                --                 --
                                                            --------------------------------------------------------

Income from operations                                                   449               981                184

Other income (expense):
  Interest expense (Note 9)                                           (3,552)           (2,312)              (442)
  Interest income                                                         12                --                356
  Other expense                                                         (217)              (60)                --
                                                            --------------------------------------------------------

Income (loss) before income taxes, discontinued
 operations, and cumulative effect of change in accounting
 principle                                                            (3,308)           (1,391)                98

Income tax (expense) benefit (Note 15)                                    33               372                (50)
                                                            --------------------------------------------------------

Income (loss) from continuing operations before
 discontinued operations and cumulative effect of change
 in accounting principle                                              (3,275)           (1,019)                48

Loss from discontinued operations, net of tax (Note 5)                (1,040)           (3,376)                --
                                                            --------------------------------------------------------

Income (loss) before cumulative effect of change in
 accounting principle                                                 (4,315)           (4,395)                48

Cumulative effect of change in accounting principle, net
 of tax (Note 4)                                                      (2,015)               --                  -
                                                            --------------------------------------------------------

Net income (loss)                                             $       (6,330)   $       (4,395)    $           48
                                                            ========================================================

Basic and diluted earnings (loss) per share attributable to common shareholders
 (Note 2):
  From continuing operations                                  $         (.09)   $         (.04)    $           --
  Discontinued operations, net of tax                                   (.03)             (.13)                --
  Cumulative effect of accounting change, net of tax                    (.06)               --                 --
                                                            --------------------------------------------------------

Net income (loss) per share                                   $         (.18)   $         (.17)    $           --
                                                            ========================================================

Weighted average common and common equivalent shares
outstanding, basic and diluted:                                   36,007,855        25,830,856                 --
                                                            ========================================================


               The accompanying notes are an integral part of the
                  condensed consolidated financial statements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                             (dollars in thousands)

                                                                     Series C        Series D
                                                                     Convertible     Convertible       Accumulated
                                                                     Preferred       Preferred   Addi-   Other    Retained
                                       Comprehensive Common Stock    Stock           Stock       tional  Compre-  Earnings
                                          Income    -------------------------------------------- Paid-in hensive (Accumulated
                                          (Loss)    Shares   Amount  Shares Amount Shares Amount Capital Income   Deficit)    Total
                                          -----------------------------------------------------------------------------------------

      Balance at December 31, 1999         $   --   17,588,348  $ 1         -- $--     -- $--  $   --   $  --    $ 4,890    $ 4,891
      Issuance of stock under
        incentive plan and Parent
        note conversion                        --    1,747,946   --         --  --     --  --      --      --         --         --
      2000 net income                          --           --   --         --  --     --  --      --      --         48         48
                                           ----------------------------------------------------------------------------------------

      Balance at December 31, 2000             --   17,760,015    1         --  --     --  --      --      --      4,938      4,939
      Conversion of debt to common stock       --    1,750,000   --         --  --     --  --     355      --         --        355
        To record the effect of the
         reverse merger June 21, 2001
        (Note 6)                               --           --    1  1,970,962   2     --  --   3,760    (103)    (4,938)    (1,278)
      Conversion of Series C Preferred
         Stock to common stock                 --   16,497,840    1   (824,892) (1)    --  --      --      --         --         --
      Issuance of 2,593,099 shares of
         Series C Preferred Stock
         associated with the acquisition
         of United and capital contribution
         (Note 6)                              --           --   --  2,593,099   3     --  --   1,497      --         --      1,500
      Unrealized gain on available-for-sale
         marketable securities                140           --   --         --  --     --  --      --     140         --        140
      Fair value adjustment on redeemable
         preferred stock                       --           --   --         --  --     --  --      70      --         --         70
      2001 net loss                        (4,395)          --   --         --  --     --  --      --      --     (4,395)    (4,395)
                                           ----------------------------------------------------------------------------------------

      Total comprehensive loss            $(4,255)
                                          ==========

      Balance at October 31, 2001                   36,007,855 $  3  3,739,169   4     --  --   5,682      37     (4,395)     1,331

      Issuance of 30,000 shares of
        Series C Preferred Stock associated
        with U.S. Rubber, net of tax      $    --           --   --     30,000  --     --  --   1,017      --         --      1,016
      Issuance of 589,230 shares of
        Series C Preferred Stock associated
        with Fair Holdings and Obsidian
        Capital Partners, LP                   --           --   --    589,230   1     --  --   1,885      --         --      1,886
      Issuance of 88,330 shares of Series
        D Preferred Stock associated with
        Fair Holdings and Obsidian
        Capital Partners, LP                   --           --   --         --  -- 88,330  --   1,545      --         --      1,545
      Exercise of stock warrants in exchange
        for 10,000 shares of Series C
        Preferred Stock                        --           --   --     10,000  --     --  --      20      --         --         20
      Distributions to members of DW
        Leasing                                --           --   --         --  --     --  --      --      --       (107)      (107)
      Unrealized loss on available-for-
        sale marketable securities            (86)          --   --         --  --     --  --      --     (86)        --        (86)
      Fair value adjustment on redeemable
        preferred stock                        --           --   --         --  --     --  --      35      --         --         35
      2002 net loss                        (6,330)          --   --         --  --     --  --      --      --     (6,330)    (6,330)
                                          -----------------------------------------------------------------------------------------

      Total comprehensive loss         $   (6,416)
                                       =============

      Balance at October 31, 2002                   36,007,855  $ 3  4,368,399 $ 5 88,330 $-- $10,184   $(49)   $(10,832)   $  (689)
                                                    ===============================================================================



               The accompanying notes are an integral part of the
                  condensed consolidated financial statements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                       Year Ended    Ten Months     Year Ended
                                                                                        Ended
                                                                      October 31,    October 31,   December 31,
                                                                          2002          2001           2000
                                                                     ---------------------------------------------

Cash flow from operating activities from continuing operations:
  Income (loss) from continuing operations                             $    (4,852)   $    (1,019)  $        48
  Adjustments to reconcile income (loss) from continuing
   operations to net cash provided by operating
   activities:
    Cumulative effect of change in accounting principle                      2,015             --            --
    Loss on asset impairment                                                   720             --            --
    Depreciation and amortization                                            2,568          2,055           554
    Loss on debt refinancing                                                   181             --            --
    Loss (gain) on sale of equipment                                            41             (4)           --
    Loss on sale of marketable securities                                       --             81            --
    Accretion of interest                                                      162             35            --
    Deferred income taxes                                                      (40)          (408)          216
    Changes in operating assets and liabilities net of
     effect of acquisitions:
      Accounts receivable, net                                                 264            767          (414)
      Inventories, net                                                      (1,752)          (630)          641
      Other assets                                                             336             71          (284)
      Accounts payable, trade                                                  545            810            --
      Accrued expenses                                                        (339)           321             1
      Customer deposits                                                        473           (316)           --
                                                                     ---------------------------------------------

Net cash provided by operating activities from continuing operations           322          1,763           762
                                                                     ---------------------------------------------

Cash flows from investing activities from continuing operations:
  Capital expenditures                                                        (910)        (1,185)       (1,052)
  Proceeds from sale of equipment                                              322          1,321            --
  Acquisition-related closing costs                                             --           (146)           --
  Purchase of marketable equity securities                                      --           (213)           --
  Cash received in reverse merger and other acquisitions                        --             26            --
  Cash payments in connection with the purchase of
    U.S. Rubber, net of cash acquired                                           --         (5,730)           --
  Cash payments in connection with the purchase of assets
    of United, net of cash acquired                                             --        (12,040)           --
  Proceeds from sale of marketable equity securities                            --            195            --
  Repayment of affiliated company payable                                       --             --         2,208
                                                                     ---------------------------------------------

Net cash provided by (used in) investing activities from continuing
 operations                                                                   (588)       (17,772)        1,156
                                                                     ---------------------------------------------




               The accompanying notes are an integral part of the
                  condensed consolidated financial statements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)



                                                                                     Ten Months
                                                                       Year Ended       Ended       Year Ended
                                                                      October 31,    October 31,   December 31,
                                                                          2002          2001           2000
                                                                     ---------------------------------------------

Cash flows from financing activities from continuing operations:
  Advances from (repayments to) related parties                                628           (238)           --
  Net borrowings on lines of credit                                          1,265          5,226            --
  Borrowings on long-term debt                                               2,318         11,220            --
  Principal repayments on long-term debt, including related parties         (3,258)        (2,255)       (2,186)
  Debt issuance costs                                                         (248)          (105)           --
  Distributions to members of DW Leasing                                      (107)            --            --
  Exercise of warrant                                                           20             --            --
  Proceeds from capital contributions and
    sale of common stock                                                        --          2,473            --
                                                                     ---------------------------------------------

Net cash provided by (used in) financing activities from continuing
 operations                                                                    618         16,321        (2,186)

Net cash flow provided by discontinued operations                               39             --            --
                                                                     ---------------------------------------------

Increase (decrease) in cash and cash equivalents                               391            312          (268)

Cash and cash equivalents, beginning of year                                   529            217           485
                                                                     ---------------------------------------------

Cash and cash equivalents, end of year                                 $       920    $       529   $       217
                                                                     =============================================

Interest paid                                                          $     3,415    $     2,241   $       485
                                                                     =============================================

Interest received                                                      $        --    $        --   $       356
                                                                     =============================================

Taxes paid                                                             $        22    $        44   $         8
                                                                     =============================================

Noncash:
  Refinancing of debt, including related-party amounts                 $    12,122    $        --   $        --
  Conversion of contributed amounts to equity                          $     5,104    $       355   $        --
  Equipment purchased with debt                                        $     1,220    $     1,059   $        95
  Fair value changes of mandatory redeemable preferred stock           $        35    $        70   $        --
  Purchase price adjustment and conversion of
   accounts payable to debt                                            $       225    $        --   $        --
  Seller note on acquisition of United                                 $        --    $     1,500   $        --
  Seller note on acquisition of U.S. Rubber                            $        --    $     2,573   $        --



               The accompanying notes are an integral part of the
                  condensed consolidated financial statements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)


1.   DESCRIPTION OF BUSINESS AND CHANGE OF NAME

Obsidian Enterprises, Inc. (the "Company"), formerly named Danzer Corporation ("Danzer") and previously Global Environmental Corp., was incorporated on October 6, 1987. Effective August 1, 1988, the Company acquired all of the issued and outstanding common shares of Global Environmental Holdings, Inc. ("Global Holdings"). On October 7, 1999, the Company changed its name from Global Environmental Corp. to Danzer Corporation.

Danzer was reorganized through an Acquisition and Plan of Reorganization with U.S. Rubber Reclaiming, Inc. and Related Entities ("U.S. Rubber Companies"), which was consummated on June 21, 2001. In addition, Danzer changed its name to Obsidian Enterprises, Inc. However, the operating company, Danzer Industries, Inc., retained its name. The operating company will continue to be referred to as Danzer Industries, Inc. The Acquisition and Plan of Reorganization of Danzer with U.S. Rubber Companies (see Note 6, the "Acquisition and Plan of Reorganization") was accounted for as a reverse acquisition as the shareholders of the U.S. Rubber Companies owned a majority of the outstanding stock of Danzer subsequent to the Acquisition and Plan of Reorganization. For accounting purposes, U.S. Rubber Reclaiming, Inc. is deemed to have acquired Danzer. Accordingly, the fiscal 2000 financial information presented herein represents only the financial results of U.S. Rubber Reclaiming, Inc.

Pursuant to the Plan of Acquisition and Reorganization described further in Note 6, United Expressline, Inc. was acquired July 31, 2001.

The resulting entities, considered accounting subsidiaries of U.S. Rubber Reclaiming, Inc. (the accounting acquirer) and legal subsidiaries of Obsidian Enterprises, Inc. (formerly Danzer) after the Acquisition and Plan of Reorganization, are as follows:

U.S. Rubber Reclaiming, Inc. ("U.S. Rubber", the accounting acquirer), which is engaged in reclaiming scrap butyl rubber into butyl reclaim for resale to manufacturers of rubber products.

Obsidian Enterprises, Inc. (formerly Danzer, the legal acquirer), a holding company.

Danzer Industries, Inc. ("Danzer Industries"), which is principally engaged in the design, manufacture and sale of truck bodies and cargo trailers.

Pyramid Coach, Inc. ("Pyramid"), which is engaged in the leasing of coaches, designed and fitted out for use for travel by country, rock bands and other business enterprises, primarily on weekly to monthly leases. The financial statements of Pyramid are presented on a combined basis. The combined financial statements of Pyramid also include the assets, liabilities, equity and results of operations of DW Leasing, LLC ("DW Leasing") and Obsidian Leasing Co., Inc. ("Obsidian Leasing"). DW Leasing is controlled by individuals which are also controlling shareholders of Obsidian Enterprises, Inc. and, accordingly, Pyramid. All coaches owned by DW Leasing are operated by Pyramid. Obsidian Leasing is also a wholly owned subsidiary of the Company. As part of the Plan of Reorganization, certain assets and liabilities of DW Leasing were to be transferred to Obsidian Leasing; however, the transfers could not be completed without lender approvals. On November 1, 2001, the Company completed the tax-free exchange contemplated by the Acquisition Agreement whereby all but seven coaches and the liabilities thereon were transferred to Obsidian Leasing. All intercompany transactions are eliminated in combination of this entity.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



1.   DESCRIPTION OF BUSINESS AND CHANGE OF NAME, CONTINUED

Champion Trailer, Inc. ("Champion"), which manufactures and sells transport trailers to be used primarily in the auto racing industry. Effective October 2002, the Company's Board of Directors agreed to a plan to dispose of Champion as further described in Note 5. The sale of Champion was completed January 30, 2003. Accordingly, the operations of Champion are classified as discontinued operations in the accompanying financial statements.

United Expressline, Inc. ("United") manufactures and sells general use cargo trailers and specialty trailers used in the racing industry and for other special purposes.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


PRINCIPLES OF CONSOLIDATION:

The accompanying 2002 consolidated financial statements present the accounts of Obsidian Enterprises, Inc. and its wholly owned subsidiaries described in Note 1 for the fiscal year ended October 31, 2002. The entities are collectively referred to herein as the "Company." All significant intercompany transactions and balances have been eliminated in consolidation. The accompanying 2001 financial statements include the operations of U.S. Rubber, Champion, Pyramid and its related entity (DW Leasing) for the ten-month period ended October 31, 2001. January 1, 2001 was the beginning of the calendar year of the accounting acquirer U.S. Rubber. U.S. Rubber changed its fiscal year end to adopt Danzer's (legal acquirer and previous registrant) year end. The 2001 financial statements also include the operating results of Obsidian Enterprises, Inc. (formerly Danzer Corporation) and Danzer Industries, its wholly owned subsidiary, from June 21, 2001 (date of acquisition) through October 31, 2001. In addition, they include the results of United from July 31, 2001 (date of acquisition) through October 31, 2001. See Note 6 for further discussion.


BASIS OF PRESENTATION:

During 2002, the Company has undertaken various actions to improve its operations and liquidity. Such actions as described below include the sale of Champion, conversion of debt to equity and refinancing of certain of its debt agreements as described in Note 9. Management believes that the Company has financing agreements in place to provide adequate liquidity and working capital throughout fiscal 2003. However, there can be no assurance that such working capital and liquidity will in fact be adequate. Therefore, the Company may be required to draw upon other liquidity sources. The Company has therefore secured an increased financial commitment from Fair Holdings, Inc. ("Fair Holdings"), an entity controlled by the Company's Chairman, to provide, as needed, additional borrowings under a $5 million line of credit agreement, which expires January 9, 2005. Currently, availability under the agreement is approximately $3.2 million.

The Company incurred a net loss in 2002 of $6,330, which included an asset impairment charge of $720, cumulative effect of change in accounting principle of $2,015 and a loss from discontinued operations of $1,040. Several of the Company's subsidiaries were acquired in highly leveraged transactions and this factor combined with the loss has contributed to its failure to meet certain financial covenants required by the lenders. As a result of these covenant violations, $1,863 of long-term debt has been reclassified as a current liability as of October 31, 2002.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

In view of these matters realization of assets and satisfaction of liabilities in the ordinary course of business is dependent on the Company's ability to generate sufficient cash flow to satisfy its obligations on a timely basis, maintain  compliance  with its  financing  agreements  and  continue  to receive financing support from Fair Holdings, Inc. ("Fair Holdings") an entity controlled by the Company's Chairman, to provide liquidity if needed.

Management, as a part of its plan towards resolving these issues and generating positive cash flow and earnings, has taken the actions as described below during and subsequent to the year ended October 31, 2002. Although management believes these actions will improve operations and liquidity, there can be no assurance that such actions will sufficiently improve operations or liquidity.

o On March 7, 2002, the Company completed a series of transactions with the subordinated lender at U.S. Rubber resulting in an increase in equity and a decrease in liabilities of $1,017. The subordinated lender received 30,000 shares of Series C Preferred Stock in this transaction.

o On March 20, 2002, DC Investments LLC ("DC Investments"), an entity controlled by the Company's Chairman, acquired all outstanding debt due to the senior lender of Champion in the amount of $602 in a nonrecourse assignment. Under the terms of the Company's agreement with DC Investments, this amount has been reclassified as a long-term liability.

o On April 30, 2002, the Company converted $1,290 of debt and accrued interest due to Obsidian Capital Partners, LP ("Partners"), majority owner of the Company, to equity in exchange for 402,906 shares of Series C Preferred Stock.

o On April 30, 2002, the Company converted $596 of debt and accrued interest due to Fair Holdings to equity in exchange for 186,324 shares of Series C Preferred Stock.

o On August 28, 2002, the Company completed refinancing of the Line of Credit facility and a term loan at United. The amount of maximum borrowings on the line of credit facility was increased and the maturity date extended to February 1, 2004. In addition, the maturity date of the term note was extended to July 1, 2004 and monthly principal payments were reduced by approximately 50%.

o On October 24, 2002, the Company refinanced the outstanding bank debt at U.S. Rubber with a new lender at terms more favorable than the previous lender.

o During 2002, the Board of Directors authorized the Chairman of the Board to explore various options regarding the operations at Champion. Options included divestiture, restructuring of operations or closing the facility. It was determined in the best interests of the Company to sell Champion. On January 30, 2003, the Company completed the sale of substantially all assets of Champion to an entity owned by Messrs. Durham and Whitesell, Chairman and President of the Company, respectively.

o    During  the  months  of  September   through  December  2002,  the  Company
     refinanced certain coaches of Obsidian Leasing with existing lenders and DC Investments at terms more favorable than the previous terms.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

o On October 24, 2002, the Company converted $1,275 of debt to Partners in exchange for 72,899 shares of Series D Convertible Preferred Stock.

o On October 24, 2002, the Company converted $270 of debt to Fair Holdings in exchange for 15,431 shares of Series D Convertible Preferred Stock.

o On January 2, 2003, the Company obtained an increase in its available line of credit with Fair Holdings to $5,000 from $3,000.

o During January 2003, United and U.S. Rubber obtained modifications to provide less stringent requirements on certain financial covenants with their respective lenders.

The above factors combined with additional actions by management at the operating subsidiaries have contributed to a reduction in the Company's working capital deficit from $2,528 at October 31, 2001 to a positive $1,591 at October 31, 2002.


REVENUE RECOGNITION:

Sales are recorded when title passes to the customer (FOB shipping point) or when services are performed in accordance with agreements with customers. The Company accumulates costs of trailers in work-in-process inventory until completion. The Company recognizes repair revenue when services are provided to the customer. Shipping and handling charges billed to the customers are included in net sales. Shipping and handling costs incurred by the Company are included in cost of sales.

For operating leases, income is recognized on a straight-line basis over the lease term. Recognition of income is suspended when management determines that collection of future income is not probable (generally after 90 days past due). Recognition is resumed if the receivable becomes contractually current and the collection of amounts is again considered probable. Operating lease equipment is carried at cost less accumulated depreciation and is depreciated to estimated residual value using the straight-line method over the lease term or projected economic life of the asset.


FAIR VALUE OF FINANCIAL INVESTMENTS:

The carrying amounts of cash and cash equivalents, receivables, accounts payable, and accrued liabilities approximate fair value because of the short maturity of these instruments. The carrying amounts of long-term receivables approximates fair value as the effective rates for these instruments are comparable to market rates at year end. The carrying amount of investments approximates fair market value. The carrying amount of debt approximates fair value, as a result of the current interest rates paid on the Company's borrowings being at market. The carrying value of mandatory redeemable preferred stock approximates market value determined based on the thirty-day average closing price of the Company's common stock.


MARKETABLE SECURITIES:

The Company classifies its marketable securities as available for sale. The securities consist of equity securities, which are stated at fair value, with net unrealized gains or losses on the securities recorded as accumulated other comprehensive income (loss) in stockholders' equity (deficit). Realized gains and losses are included in earnings and are derived using the specific identification method for determining the cost of the securities.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED


PROPERTY, PLANT AND EQUIPMENT:

Building, equipment, furniture and fixtures are recorded at historical cost with depreciation taken using primarily the straight-line method over their estimated useful lives. Life ranges for property and equipment are as follows:

Buildings  and  improvements            30 - 39 years
Plant  machinery and equipment          5 - 7 years
Furniture  and  fixtures                5  -  7  years
Coach  fleet                            15  years
Coach refurbishments                    5 years
Vehicles                                5 - 10 years

Effective February 1, 2002, the Company changed its estimate with regard to depreciation of coaches owned by Obsidian Leasing and DW Leasing by establishing a salvage value for the coaches of approximately 38% of original cost. The depreciable lives of the coaches of fifteen years was not changed. This change in estimate resulted in a reduced depreciation expense during the year ended October 31, 2002 of approximately $200.

The Company's coach leasing business consists of a fleet of luxury coaches (generally a 45 foot bus shell converted to a luxury coach) that are leased to entertainment personalities, corporate groups and other traveling programs. The coach fleet is comprised of a mixture of vehicles ranging from new (the most recent acquired in December 2002) to approximately 10 years old. The average age of the coaches is four years. They can be segregated as follows:

             Age
             1-3 years               15 coaches
             4-6 years               13 coaches
             6-10 years               9 coaches

The initial cost of coaches acquired is depreciated over a straight-line basis to a salvage value of 38% of original cost. Subsequent enhancements and refurbishments of coaches are depreciated over five years using the straight-line method. The age of coaches in our fleet range from less than one year to ten years, with an average age of approximately four years. Actual value of coaches after 15 years is dependent on several factors including the level of maintenance and the market conditions at the time of disposal. We have not disposed of a material number of coaches, and our estimate of depreciation is based on information other than actual disposal experience. Accordingly, we continue to evaluate our estimates with respect to the actual depreciation of such vehicles based on market conditions and our experience in disposals when they occur. Should future factors indicate the current depreciation policy is not adequate, we will adjust the depreciation rates, and such adjustments may have an adverse impact on our results of operations.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED


CONCENTRATION OF CREDIT RISK:

The Company maintains cash balances at a bank, which at various times throughout the year exceeded the Federal Deposit Insurance Corporation (FDIC) limit.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables. The Company's customers are not concentrated in any one specific geographic region. The credit risk associated with trade receivables within the various industries may be affected by changes in economic or other conditions and may, accordingly, impact the Company's overall credit risk. The Company reviews a customer's credit history before extending credit. Allowances for doubtful accounts are established based on specific customer risk, historical trends and other information. Also see major customers described below.

Certain of Danzer Industries' employees, which represent 10% of total employees, are currently represented by the United Brotherhood of Carpenters and Joiners of America, Local Union No. 340, whose contract is in effect to January 2004. The contract contains provisions that affect compensation to be paid to employees included in the union.


GOODWILL, INTANGIBLE ASSETS AND DEFERRED COSTS:

Goodwill, net was $6,434 and $9,210 at October 31, 2002 and 2001, respectively. Accumulated amortization amounted to $76 at October 31, 2001. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, goodwill associated with acquisitions consummated after June 30, 2001 in the amount of $5,829 was not being amortized in the 2001 financial statements. All other goodwill was being amortized on a straight-line basis over 15 years through October 31, 2001. Effective November 1, 2001, the Company adopted SFAS No. 142 and completed transitional impairment testing during the third quarter. This transitional test resulted in an impairment charge of $2,015 that has been recorded as a change in accounting principle as discussed in Note 4.

Other intangible assets, net were $1,383 and $1,644 at October 31, 2002 and 2001, respectively. These amounts include trade names, customer relations and backlogs and other items, which are being amortized on a straight-line basis over lives ranging from three months to 15 years. At October 31, 2002 and 2001, accumulated amortization amounted to $430 and $169, respectively.

Deferred debt issuance costs are amortized over the term of the related debt, primarily four to five years.

Amortization of goodwill and other intangible assets described above for the year ended October 31, 2002 and the ten months ended October 31, 2001 was $440 and $303, respectively. Accumulated amortization on goodwill in the amount of $76 was written off in 2002 with the impairment discussed in Note 4.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED


INCOME TAXES:

The Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes, as required. Under SFAS No. 109, deferred tax assets and liabilities are recorded for any temporary differences between the financial statement and tax bases of assets and liabilities, using the enacted tax rates and laws expected to be in effect when the taxes are actually paid or received. (See Note 15.)


USE OF ESTIMATES:

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses and the related disclosures of contingent assets and liabilities. Significant items subject to such estimates and assumptions include valuation allowances for accounts receivable, inventories and deferred tax assets, the fair values of assets and liabilities when allocating the purchase price of acquisitions, and the carrying value of property and equipment and goodwill. Actual results may differ from those estimates.


CASH EQUIVALENTS:

For purposes of the statement of cash flows presentation, cash equivalents are unrestricted, highly liquid short-term cash investments with an original maturity of three months or less.


IMPAIRMENT OF LONG-LIVED ASSETS, INCLUDING INTANGIBLES:

The Company evaluates the carrying value of long-lived assets whenever significant events or changes in circumstances indicate the carrying value of these assets may be impaired. The Company evaluates potential impairment of long-lived assets by comparing the carrying value of the assets to the expected future cash flows resulting from the use of the assets. In addition, the Company adopted SFAS No. 142 effective November 1, 2001 and completed transitional impairment testing that resulted in an impairment charge of $2,015, which is recorded as a cumulative effect of change in accounting principle. In addition, the Company completed additional impairment testing in the fourth quarter, as further discussed in Note 4, resulting in an impairment charge of $720.


MAJOR CUSTOMERS:

The following is a list of the Company's customers that represent 10% or more of consolidated net sales:

                            Year Ended October      Ten Months Ended         Year Ended
                                    31,                October 31,          December 31,
                                   2002                   2001                  2000
                           ------------------------------------------------------------------
Butyl rubber sales:
  Customer (1)                       --                   13%                     34%
  Customer (2)                       --                    8%                     22%

There were no sales to individual customers in 2002 that accounted for more than 10% of consolidated net sales.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED


EARNINGS PER SHARE, AS RESTATED, SEE NOTE 3:

Basic per-share amounts are computed, generally, by dividing net income or loss attributable to common shareholders by the weighted-average number of common shares outstanding. Diluted per-share amounts are computed similar to basic per-share amounts except that the weighted-average shares outstanding are increased to include additional shares for the assumed exercise of stock options and warrants, if dilutive.

The weighted average common shares outstanding for the year ended December 31, 2000 have been reflected as zero, as no common shares were exchanged in the reverse merger.

As described in Note 9, the Company has a note payable agreement which is convertible by the holder to common stock totaling 5,000,000 shares at a conversion rate of $0.10 per share. In addition, and as described in Note 13, the Company has options outstanding to purchase a total of 800,000 shares of common stock, at a weighted average exercise price of $0.09. However, because the Company incurred a loss for the periods ended October 31, 2002 and 2001, respectively, the inclusion of those potential common shares in the calculation of diluted loss per share would have an antidilutive effect.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Basic and diluted earnings (loss) per share have been computed as follows:

                                                                      Year Ended      Ten Months Ended       Year Ended
                                                                   October 31, 2002   October 31, 2001   December 31, 2000
                                                                   ------------------ ------------------ -------------------

Income (loss) before discontinued operations and cumulative
 effect of accounting change                                         $       (3,275)    $       (1,019)    $           48
Change in fair value of mandatory redeemable preferred stock                     35                 70                 --
                                                                   ------------------ ------------------ -------------------

Income (loss) attributable to common shareholders before
 discontinued operations and cumulative effect of accounting
 change                                                                      (3,240)              (949)                48

Loss from discontinued operations, net of tax                                (1,040)            (3,376)                --
Cumulative effect of change in accounting principle                          (2,015)                --                 --
                                                                   ------------------ ------------------ -------------------

Net income (loss) attributable to common shareholders                $       (6,295)    $       (4,325)    $           48
                                                                   ================== ================== ===================

Weighted average common and common equivalent shares
 outstanding, basic and diluted                                          36,007,855         25,830,856         17,733,603
                                                                   ================== ================== ===================

Earnings (loss) per share, basic and diluted, attributable to common shareholders:
  From continuing operations                                         $       (.09)      $       (.04)      $           --
  Discontinued operations                                                    (.03)              (.13)                  --
  Cumulative effect of accounting change                                     (.06)             --                      --
                                                                   ------------------ ------------------ -------------------

Net income (loss) per share                                          $       (.18)      $       (.17)      $           --
                                                                   ================== ================== ===================

The Company's Series C Preferred Stock and Series D Preferred Stock, which have all the rights and privileges of the Company's common stock, are convertible at rates of 20 to 1 and 175 to 1, respectively. The inclusion of these potential common shares in the calculation of loss per share would have an antidilutive effect. However, pursuant to the Acquisition Agreement and Plan of Reorganization Agreement entered into in connection with the reorganization described in Note 1, these shares will be converted to common stock immediately upon approval by the stockholders. Accordingly, we are presenting the following pro forma information to indicate the effect on earnings per share had such shares been converted to common shares for the periods presented.

Pro forma basic and diluted loss per share have been computed below as if the Series C and Series D Preferred Stock were converted to common stock. For the year ended October 31, 2002 and the ten months ended October 31, 2001, respectively, the Series C Preferred Stock has been reflected on a weighted average basis outstanding as common shares of 81,194,826 and 75,212,925 respectively. There were no Series C Preferred Stock shares issued or outstanding during the year ended December 31, 2000. The Series D Preferred
Stock has been reflected on a weighted average basis outstanding as common shares of 297,264 for the year ended October 31, 2002. There were no Series D Preferred Stock shares issued or outstanding during the ten months ended October 31, 2001 or the year ended December 31, 2000.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED




                                                                     Year Ended      Ten Months Ended       Year Ended
                                                                  October 31, 2002   October 31, 2001   December 31, 2000
                                                                 ------------------- ------------------ -------------------

Pro forma weighted average common shares outstanding, basic
 and diluted                                                          117,499,946          73,809,790                 --
                                                                 =================== ================== ===================

Pro forma net loss per share, basic and diluted, attributable
 to common shareholders                                            $         (.05)   $           (.06)  $            (.00)
                                                                 =================== ================== ===================


The pro forma net loss per share is presented for informational purposes only and is not indicative of the weighted average common shares outstanding or net loss per share presented in accordance with accounting principles generally accepted in the United States of America.


INSURANCE RECOVERY:

On May 16, 2002, U.S. Rubber was damaged by a fire at an adjacent property. The Company completed processing its claims with its insurance carrier for damaged equipment and facilities and business interruption losses on August 16, 2002. There was no material gain or loss on involuntary conversion as a result of this fire. An insurance recovery related to the business interruption claim, net of incurred and anticipated costs, in the amount of $325 has been recognized as reduction of operating costs.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Comprehensive Income:

SFAS No. 130, Reporting Comprehensive Income, establishes standards for reporting and display of comprehensive income and its components in financial statements. It requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income consists of net earnings, the net unrealized gains or losses on available-for-sale marketable securities and is presented in the consolidated statement of stockholders' equity.


RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS:

In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. In addition, companies are required to review goodwill and intangible assets reported in connection with prior acquisitions, possibly disaggregate and report separately previously identified intangible assets and possibly reclassify certain intangible assets into goodwill. SFAS No. 142 establishes new guidelines for accounting for goodwill and other intangible assets. In accordance with SFAS No. 142, goodwill associated with acquisitions consummated after June 30, 2001 is not amortized. The Company implemented the remaining provisions of SFAS No. 142 on November 1, 2001. Since adoption, existing goodwill is no longer amortized but instead will be assessed for impairment at least annually. The adoption of this pronouncement resulted in $5,829 of goodwill not being amortized and the elimination of approximately $225 of amortization annually on another $3,381 of goodwill previously being amortized. The adoption of SFAS No. 142 also resulted in an impairment charge of $2,015 recorded as cumulative effect of change in accounting principle as further described in Note 4.

In June 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations. SFAS No. 143 addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for fiscal years beginning after June 15, 2002. The Company is currently assessing the impact of this new standard.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets," which requires a single accounting model to be used for long-lived assets to be sold and broadens the presentation of discontinued operations to include a "component of an entity" (rather than a segment of a business). A component of an entity comprises operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity. A component of an entity that is classified as held for sale, or has been disposed of, is presented as a discontinued operation if the operations and cash flows of the component will be (or have been) eliminated from the ongoing operations of the entity and the entity will not have any significant continuing involvement in the operations of the component.

The Company adopted SFAS No. 144 effective October 31, 2002. Consequently, the operating results of Champion, which were held for sale at October 31, 2002, are included as discontinued operations. Assets and liabilities of Champion are included in "Assets of subsidiaries held for sale" and "Liabilities of subsidiaries held for sale," respectively, at October 31, 2002 and 2001, as discussed in Note 5.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. SFAS No. 145, among other technical corrections, rescinds SFAS No's. 4 and 64 which required gains and losses from the early extinguishment of debt be classified as extraordinary items in the statement of operations. This statement is effective for fiscal years beginning after May 15, 2002 although early application is encouraged. The Company adopted SFAS No. 145 effective August 1, 2002. Accordingly, losses on early extinguishment of debt in the amount of $181 have been included in other expense in 2002.

In June 2002, the FASB issued Statement 146, Accounting for Costs Associated with Exit or Disposal Activities. This Statement requires the recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred versus the date the Company commits to an exit plan. In addition, this Statement states the liability should be initially measured at fair value. The Statement is effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

In January 2003, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. This statement provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement also amends the disclosure requirements of SFAS No. 123 to require more prominent and frequent disclosures in the financials statements about the effects of stock-based compensation. The transitional guidance and annual disclosure provisions of this Statement is effective for the October 31, 2003 financial statements. The interim reporting disclosure requirements will be effective for the Company's January 31, 2003 10-Q. Because the Company continues to account for employee stock-based compensation under APB opinion No. 25, the transitional guidance of SFAS No. 148 has no effect on the financial statements at this time.

3.   RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

In December 2002, the Company became aware of an error related to the accounting for the redeemable preferred stock issued in connection with subordinated debt pertaining to the United acquisition on July 31, 2002. The Company is restating its previously issued financial statements for the ten months ended October 31, 2001 for this error. In addition, we have also determined the weighted average common and common equivalent shares outstanding as previously reported should not have included Series C and Series D preferred stock as they have not yet been converted to common shares and thus are antidilutive. The Company is restating its previously issued financial statements for the year ended October 31, 2002 and the ten months ended October 31, 2001 for these errors. The restatements also include additional disclosures regarding depreciation of the coach fleet in the significant accounting policies.

Below is a comparison of previously reported and restated balances included in the Consolidated Balance Sheet and Statement of Operations as of and for the ten months ended October 31, 2001, as well as changes in the weighted average common shares outstanding and earnings per share for 2002 and 2001. The amounts included as previously reported exclude the effect of classification of Champion in discontinued operations.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




3.   RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS, CONTINUED

October 31, 2001                                            Previously           Change           As Restated
----------------                                             Reported
                                                        ------------------- ------------------ ------------------

Income Statement:
  Interest expense                                        $       2,277       $          35      $       2,312
  Loss from continuing operations                                  (984)                (35)            (1,019)
  Net loss                                                       (4,360)                (35)            (4,395)

 Weighted average common shares outstanding basic and
diluted                                                      63,367,140         (37,536,284)        25,830,856

  Earnings (loss) per share from continuing
    operations                                                    (.02)                (.02)              (.04)
  Net loss per share                                              (.07)                (.10)              (.17)

Balance Sheet:
  Net deferred tax assets                                           538                  14                552
  Deferred tax valuation reserve                                 (1,537)                (14)            (1,551)
  Long-term debt                                                 27,546              (1,470)            26,076
  Mandatory redeemable preferred stock                               --               1,435              1,435
  Additional paid-in capital                                      5,612                  70              5,682
  Retained earnings (deficit)                                    (4,360)                (35)            (4,395)



                                                            Previously
October 31, 2002                                             Reported            Change           As Restated
----------------                                        ------------------- ------------------ ------------------

Basic and diluted earnings (loss) per share attributable to common shareholders:
  From continuing operations                              $       (.02)       $       (.07)      $       (.09)
  Discontinued operations, net of tax                             (.01)               (.02)              (.03)
  Cumulative effect of accounting change,
    net of tax                                                    (.02)               (.04)              (.06)
                                                        ------------------- ------------------ ------------------

Net income (loss) per share                               $       (.05)       $       (.13)      $       (.18)
                                                        =================== ================== ==================

Weighted average common and common equivalent shares
outstanding, basic and diluted:                             117,499,946         (81,492,091)        36,007,855


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




3.   RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS, CONTINUED


The restated balances arise from the allocation of the proceeds to Series C Preferred Stock issued in conjunction with the related debt. The change in interest expense is related to accretion of interest resulting from the allocation of the mandatory redeemable preferred stock. The change in additional paid-in capital is the result of fair value changes on the redeemable preferred stock.

4. CHANGE IN ACCOUNTING PRINCIPLES, GOODWILL AND INTANGIBLE ASSETS, AND IMPAIRMENT OF LONG-LIVED ASSETS

As discussed in Note 2, the Company adopted the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of fiscal 2002. Accordingly, effective with the November 1, 2001 adoption of SFAS No. 142, goodwill is no longer amortized but is instead subject to an annual impairment test. The Company completed its transitional impairment test in conjunction with the adoption of SFAS No. 142 during the quarter ended July 31, 2002. The impairment test indicated that a portion of the goodwill related to the trailer manufacturing segment was impaired. Accordingly, $2,015 has been recorded as a cumulative effect of change in accounting principle. This charge was reflected in the first quarter pursuant to the implementation guidelines.

The Company reviews the recoverability of the carrying value of long-lived assets, primarily property, plant and equipment and related goodwill and other intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. Impairment losses are recognized when the fair value is less than the asset's carrying value. When indicators of impairment are present, the carrying values of the assets are evaluated in relation to the operating performance and future undiscounted cash flows of the underlying business. The net book value of the underlying assets is adjusted to fair value if the sum of expected future undiscounted cash flows is less than book value. Fair values are based on quoted market prices and assumptions concerning the amount and timing of estimated future cash flows and assumed discount rates, reflecting varying degrees of perceived risk.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



4. CHANGE IN ACCOUNTING PRINCIPLES, GOODWILL AND INTANGIBLE ASSETS, AND IMPAIRMENT OF LONG-LIVED ASSETS, CONTINUED

During October 2002, the Company also evaluated the recoverability of the long-lived assets, including the remaining goodwill associated with Danzer. Deteriorating performance, including reduced sales and the bankruptcy of a major customer, brought the recoverability of those assets into question. The evaluation resulted in an additional goodwill impairment charge of $720.

During October 2001, the Company completed an evaluation of the recoverability of the assets (primarily goodwill) of Champion. Certain events occurred during the period ended October 31, 2001 which caused the full recoverability of those assets to be brought into question. Deterioration of the performance of Champion, including lower overall sales demand and difficulties in achieving manufacturing efficiencies, resulted in the investment in Champion becoming impaired. Accordingly, during fiscal 2001, Champion recorded charges of $2,305 related to the impairment of goodwill. This charge was based on the estimated fair value of the long-lived assets of Champion. Operations of Champion have been classified as discontinued operations as further described in Note 5.

The changes in the carrying amounts of goodwill related to continuing operations are as follows:

                                               Trailer            Holding
                                            Manufacturing         Company             Total
                                         --------------------- ---------------- ------------------

Balance as of January 1, 2001              $           --        $          --    $           --
Goodwill arising from 2001 acquisitions             8,636                   650            9,286
2001 amortization                                     (76)                   --              (76)
                                         --------------------- ---------------- ------------------

Balance, October 31, 2001                           8,560                   650            9,210
Purchase price adjustment                             (41)                   --              (41)
Impairment charges                                   (720)                   --             (720)
Cumulative effect of change in
 accounting principle                              (2,015)                   --           (2,015)
                                         --------------------- ---------------- ------------------

Balance, October 31, 2002                  $        5,784              $   650    $        6,434
                                         ===================== ================ ==================

Had SFAS No. 142 been effective at the beginning of 2001, the nonamortization provisions would have reduced the net loss for the ten months ended October 31, 2001 by $76, resulting in an adjusted net loss of $4,319 and no change in earnings per share.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




5.   DISCONTINUED OPERATIONS

On October 30, 2002, the Company's Board of Directors agreed to sell the assets of Champion to an entity controlled by Messrs. Durham and Whitesell (Officers of the Company) for the assumption of all liabilities of Champion excluding its subordinated debt. The decision to divest Champion was based on the entity's inability to achieve profitable operations in the foreseeable future without substantial cash infusion. The Company also agreed in principal to settle the outstanding subordinated debt of Champion in exchange for a cash payment of $675 and issuance to the debt holder of 32,143 shares of the Company's Series D Preferred Stock. In addition, the agreement provides Markpoint the option to require the Company to repurchase these shares at a price of $21 per share. The repurchase option is available to Markpoint as follows: 16,072 shares during the period May 1, 2003 to June 1, 2003 and 16,071 shares during the period November 1, 2003 to December 1, 2003. The repurchase options expire if not exercised during the specified periods. The Company's repurchase obligation is guaranteed by Mr. Durham. The sale of Champion was completed on January 30, 2003. Champion is accounted for as a discontinued operation and therefore the results of operations and cash flows have been removed from the Company's continuing operations for all periods presented. In addition, assets and liabilities of Champion are included in the consolidated balance sheet as of October 31, 2002 and 2001 as "Assets of subsidiary held for sale" and "Liabilities of subsidiary held for sale," respectively.

A summary of the Company's discontinued operations for the year ended October 31, 2002 and ten months ended October 31, 2001 follows. There were no discontinued operations for the year ended December 31, 2000.

                                                                Year Ended      Ten Months Ended
                                                             October 31, 2002   October 31, 2001
                                                            ------------------- ------------------

Net sales                                                     $        2,882      $        3,365
Operating expenses                                                     4,066               4,148
Impairment loss                                                           --               2,305
Interest                                                                 290                 288
Net loss                                                              (1,040)             (3,376)

A summary of assets and liabilities of subsidiary held for sale at October 31, 2002 and 2001 are as follows:

                                                             October 31, 2002   October 31, 2001
                                                            ------------------- ------------------

Assets of subsidiary held for sale:
  Inventories                                                 $          551      $        1,131
  Other current assets                                                   177                 261
  Property and equipment, net                                            715                 848
  Other                                                                   95                 134
                                                            ------------------- ------------------

                                                              $        1,538      $        2,374
                                                            =================== ==================

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)


5.   DISCONTINUED OPERATIONS, CONTINUED


Liabilities of subsidiary held for sale
  Accounts payable and accrued expenses                       $          709      $          603
  Customer deposits                                                      313                 383
  Long-term debt                                                          --               1,362
  Long-term debt, related parties                                      1,826                  --
                                                            ------------------- ------------------

                                                              $        2,848      $        2,348
                                                            =================== ==================

6.   ACQUISITIONS AND PLAN OF REORGANIZATION

As previously discussed in Notes 1 and 2, on June 21, 2001, a change of control of the Registrant occurred through an Acquisition Agreement and Plan of Reorganization by and among Danzer, Danzer Industries, Inc., a wholly owned subsidiary of Danzer, and Partners, Timothy S. Durham (the newly elected Chairman of the Board of Danzer), and other individual owners of Pyramid and Champion. On the Acquisition Date, Danzer acquired: all of the outstanding capital stock of Pyramid in exchange for 810,099 shares of Danzer Series C Preferred Stock ("Danzer Preferred"); all of the outstanding capital stock of Champion for 135,712 shares of Danzer Preferred and all of the outstanding capital stock of U.S. Rubber for 1,025,151 shares of Danzer Preferred. On July 31, 2001, Danzer acquired all of the outstanding capital stock of United
Acquisition, Inc. ("UAI"), the holding company formed to acquire assets of United, from Partners for 2,593,099 shares of Danzer Preferred.

After the series of transactions were completed on July 31, 2001, Partners owned 75.42% of the total voting, convertible capital stock (Preferred) of Danzer. The preacquisiton Danzer shareholders and their successors owned the remaining capital stock representing 24.58% of the total voting capital stock (Common). Since the U.S. Rubber Companies are so much larger than Danzer, and the existing U.S. Rubber shareholders obtained a majority interest in the stock of Danzer, they have been treated, for accounting purposes, as the acquirer in the Reorganization (reverse merger). In addition, on July 31, 2001, Partners, through UAI, acquired substantially all of the assets of United, an Indiana-based manufacturer of enclosed cargo and specialty trailers, for approximately $15,358. The purchase price and purchase accounting has been allocated to the assets and liabilities of United based on their fair values. Partners exchanged 100% of its shares of UAI for shares of Series C Preferred Stock of Danzer. As a result, UAI became a wholly owned subsidiary of Danzer and will operate under the name of "United Expressline, Inc."


ACQUISITION OF DANZER AND SUBSIDIARY:

The purchase price and purchase accounting was allocated to the assets and liabilities of Danzer based on their fair values. The purchase price was based on the value of Danzer's equity determined by an appraisal company of $3,257 plus acquisition costs of $964.

An appraisal company conducted a valuation of Danzer's stock. The valuation allocation to tangible assets included $2,300 and $1,536 of net liabilities assumed. The excess of the purchase price over the fair value of the identifiable tangible and intangible net assets of $3,457 was allocated to goodwill. Of this amount, $650 was allocated to Danzer and $2,807 allocated to Danzer Industries, its subsidiary.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



6.   ACQUISITIONS AND PLAN OF REORGANIZATION, CONTINUED


ACQUISITION OF UNITED EXPRESSLINE, INC.:

An appraisal company conducted a valuation of United's intangible assets. These intangibles include existing brand name, noncompete, and the customer base. The valuation of intangibles included $822 for brand name, $886 for noncompete, and $105 for the customer base. The excess of the purchase price of $15,358 over the fair value of the identifiable tangible and intangible net assets of $5,821 has been allocated to goodwill. The value assigned to tangible assets totaled $7,563.

The following schedule is a description of acquisition costs of Danzer and United Expressline, Inc. and the respective purchase price allocations:

                                                                  Danzer             United
                                                            ---------------------------------------

Purchase price:
  Preferred stock                                             $        3,257     $           --
  Cash to seller                                                          --             11,050
  Seller note                                                             --              1,500
  Liabilities assumed                                                     --              1,670
  Acquisition costs, including amounts to related
    parties (see Note 16)                                                964              1,138
                                                            ---------------------------------------

Total purchase price                                          $        4,221     $       15,358
                                                            =======================================

Purchase price allocation:
  Current assets, including accounts receivable
    and inventory, net of current liabilities
    assumed                                                   $          329     $        5,559
  Land, property and equipment                                         2,300              2,004
  Goodwill                                                             3,457              5,829
  Intangible assets                                                       --              1,813
  Other assets                                                            65                153
  Less debt assumed                                                   (1,930)                --
                                                            ---------------------------------------

Total purchase price allocation                               $        4,221     $       15,358
                                                            =======================================


PRO FORMA INFORMATION:

The unaudited condensed consolidated results of operations on a pro forma basis as if the reorganization had occurred as of the beginning of the periods projected are as follows:

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



6.   ACQUISITIONS AND PLAN OF REORGANIZATION, CONTINUED

The unaudited condensed consolidated results of operations shown below are presented on a pro forma basis and represent the results of Danzer, Danzer Industries, U.S. Rubber, Pyramid, DW Leasing and Obsidian Leasing on a combined basis. Champion has been excluded from the amounts below, as it is currently shown as discontinued operations. In addition, United is treated as if the business combinations of these entities occurred at the beginning of the periods presented. The schedule below includes all depreciation, amortization and nonrecurring charges for all entities for the periods shown.

                                        Ten Months Ended      Year Ended
                                          October 31,        December 31,
                                              2001               2000
                                      ----------------------------------------

Net sales                                $        49,830     $        61,320

Income (loss) from continuing
 operations                              $          (491)    $           150

Income (loss) from continuing
 operations per share - basic and
 diluted                                 $         (.02)     $           .01

The pro forma financial information is presented for informational purposes only and is not indicative of the operating results that would have occurred had the Reorganization been consummated as of the above dates, nor are they necessarily indicative of future operating results.

7.   INVENTORIES

Inventories are stated at the lower-of-cost (first-in, first-out method) or market and are comprised of the following components:

                                                                October 31,        October 31,
                                                                   2002                2001
                                                             ------------------ -------------------

Raw materials                                                  $        3,655     $        3,470
Work-in-process                                                           709                604
Finished goods                                                          3,417              2,322
Valuation reserve                                                        (466)              (833)
                                                             ------------------ -------------------

Total                                                          $        7,315     $        5,563
                                                             ================== ===================

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



7.   INVENTORIES, CONTINUED

The Company provides valuation reserves for inventory considered obsolete or not currently available for use in production. Inventory reserves at U.S. Rubber are related to excess scrap butyl rubber not currently available for use without further processing; therefore, it has minimal value. Changes in the valuation reserve are as follows:


                                            U.S. Rubber United Total
                                         ------------------ ------------------ ------------------

Balance at January 1, 2001                 $       (1,338)    $           --     $       (1,338)
  Provision for losses                                (60)               (13)               (73)
  Use of reserved inventory                           578                 --                578
                                         ------------------ ------------------ ------------------

Balance at October 31, 2001                          (820)               (13)              (833)

  Provision for losses                                (50)                --                (50)
  Use of reserved inventory                           404                 13                417
                                         ------------------ ------------------ ------------------

Balance at October 31, 2002                $         (466)    $           --     $         (466)
                                         ================== ================== ==================

8.   PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is summarized by major classification as follows:

                                                                October 31,        October 31,
                                                                   2002                2001
                                                             ------------------ -------------------

Land and improvements                                          $          488     $          488
Buildings and improvements                                              3,520              3,557
Plant machinery and equipment                                           9,767              8,016
Furniture and fixtures                                                    334                247
Coach fleet and vehicles                                               12,971             13,187
Coach refurbishments                                                      341                220
                                                             ------------------ -------------------

Total                                                                  27,421             25,715
Less accumulated depreciation                                          (4,373)            (2,331)
                                                             ------------------ -------------------

Net property, plant and equipment                              $       23,048     $       23,384
                                                             ================== ===================

Depreciation expense of property, plant and equipment for the year ended October 31, 2002, the ten months ended October 31, 2001, and the year ended December 31, 2000 included in continuing operations was $2,128, $1,752, and $548, respectively.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




9.   FINANCING ARRANGEMENTS

The Company has the following outstanding debt as of October 31, 2002 and 2001:

                                                                                            Debt Amount
                                                                                -------------------------------------
                                                                                   October 31,        October 31,
                                                                                      2002               2001
                                                                                ------------------ ------------------

U.S. Rubber

Line of credit to a bank, bearing interest at prime (4.75% at October 31, 2002), borrowings not to exceed the greater of $4,000 or the borrowing base (85% of eligible accounts receivable and 42% of eligible inventories), interest payable monthly, balance due October 2005, collateralized by
 substantially all assets of U.S. Rubber*                                         $        1,528     $           --

Note payable to a bank, interest payable monthly at prime plus .50% (5.25% at
 October 31, 2002), monthly principal payments of $48, due October 2005,
 collateralized by substantially all assets of U.S. Rubber.*                               4,000                 --

Note payable to DC Investments, LLC, interest payable monthly at 15%, balloon
 payment due March 2007, subordinate to bank debt.                                           700                 --

Other                                                                                         76                 88

Line of credit                                                                                --              1,732

Notes payable to a bank                                                                       --              2,861

Notes payable to former owner (SerVaas, Inc.)                                                 --              2,480
                                                                                ------------------ ------------------

Subtotal U.S. Rubber                                                                       6,304              7,161
                                                                                ------------------ ------------------

* U.S. Rubber was in technical default of a loan covenant with its primary lender at October 31, 2002. The Company has obtained a waiver of the violation from its lender and a modification to the covenant requirements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



9.   FINANCING ARRANGEMENTS, CONTINUED


                                                                                            Debt Amount
                                                                                -------------------------------------
                                                                                   October 31,        October 31,
                                                                                      2002               2001
                                                                                ------------------ ------------------
Champion

Note payable to The Markpoint Company, interest payable monthly at 13.50%, commencing June 1, 2000, balloon payment of outstanding principal balance due
 May 2005, collateralized by substantially all assets of Champion and
 subordinate to notes payable to DC Investments LLC *                             $        1,250     $        1,250

Notes payable to DC Investments, LLC, interest payable monthly at rates
 ranging from 5.25% to 5.50%, balloon payments due January 2004 and June 2005              1,794                 --

Other                                                                                         32                 15

Line of credit, to bank                                                                       --                200

Notes payable to a bank                                                                       --              1,147
                                                                                ------------------ ------------------

Subtotal Champion                                                                          3,076              2,612
                                                                                ------------------ ------------------

*    Champion  was in  technical  default  of all its debt  with  The  Markpoint
     Company in 2002. The Company has reached agreement with The Markpoint Company to settle the debt as further discussed in Note 17. As a result of this agreement, $1,013 of the debt due The Markpoint Company has been classified as current.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



9.   FINANCING ARRANGEMENTS, CONTINUED


                                                                                            Debt Amount
                                                                                -------------------------------------
                                                                                   October 31,        October 31,
                                                                                      2002               2001
                                                                                ------------------ ------------------
Pyramid, DW Leasing and Obsidian Leasing

Various installment loans, repayable in monthly installments totaling $135 including interest ranging from the three-month LIBOR rate plus .12% (1.82% at
 October 31, 2002) to 13.1% through November 2007 and applicable balloon payments thereafter through December 2007, less unamortized discount ($387 at
 October 31, 2002) first lien on assets financed (finance acquisition and asset purchases). A portion of the borrowings guaranteed by the members of
 DW Leasing.                                                                      $       10,170     $       12,929

Former shareholders of Pyramid and related companies installment loans, repayable in monthly installments of interest at 9% through December 2002 with a balloon payment in January 2003, collateralized by Security Agreements for
 Pyramid, DW Leasing and the members of DW Leasing (finance
 acquisition), refinanced subsequent to year end.                                            928                928

Note payable to Fair Holdings, Inc., repayable in monthly installments of interest ranging from 10% to 14% through October 2012 and applicable balloon
 payments through November 2012.                                                           2,138                 --

Other                                                                                         37                 31
                                                                                ------------------ ------------------

Subtotal Pyramid, DW Leasing, and Obsidian Leasing                                        13,273             13,888
                                                                                ------------------ ------------------


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



9.   FINANCING ARRANGEMENTS, CONTINUED


                                                                                            Debt Amount
                                                                                -------------------------------------
                                                                                   October 31,        October 31,
                                                                                      2002               2001
                                                                                ------------------ ------------------

Danzer Industries

Line of credit to a bank, maximum borrowing equal to $1,000, with a base of 80%
 of eligible accounts receivable; plus 50% of raw material, work-in-process and finished goods inventory. Interest payable monthly at the LIBOR Daily Floating
 Rate plus 3.2% (4.94% at October 31, 2002), due March 2002, collateralized by substantially all assets of Danzer Industries
 and guaranteed by Obsidian Enterprises, Inc.*                                    $          875     $           75

Note payable to a bank, requires monthly principal installments of $6 plus interest at the LIBOR Daily Floating Rate plus 3.2% (4.94% at October 31,
 2002), due August 15, 2006. Collateralized by substantially all assets of
 Danzer Industries and guaranteed by Obsidian Enterprises, Inc.*                             917                983

Term loans payable to US Amada, Ltd. Monthly payments currently aggregating $13 including interest at 10%, loans due January 2003, collateralized by
 equipment financed                                                                          157                285

Equipment loans payable--monthly payments currently aggregating $2 including interest of 9.50% to 11.30% through November 2006. Collateralized by
 equipment financed.                                                                          88                 53

Other                                                                                         27                 10
                                                                                ------------------ ------------------

Subtotal Danzer Industries                                                                 2,064              1,406
                                                                                ------------------ ------------------

* In 2002, Danzer Industries was in technical default of certain loan covenants, as well as being in excess of borrowing base amounts in its credit agreement related to the line of credit and $1,000 note payable. Danzer and the bank have entered into a forbearance agreement which requires payment of these amounts by March 31, 2003. Accordingly, all related debt has been classified as current.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



9.   FINANCING ARRANGEMENTS, CONTINUED


                                                                                            Debt Amount
                                                                                -------------------------------------
                                                                                   October 31,        October 31,
                                                                                      2002               2001
                                                                                ------------------ ------------------

United

Line of credit to a bank, maximum borrowing equal to $3,750, with a base of 80%
 of eligible accounts receivable plus 50% of raw material, work-in-process and finished goods inventory. Interest payable monthly at prime plus .75% (5.50% at
 October 31, 2002), due February 1, 2004. Collateralized by substantially all assets of United and guaranteed by
 Obsidian Enterprises, Inc.*                                                      $        3,088     $        3,111

Notes payable to a bank, requires monthly principal installments of $48 plus interest ranging from prime plus 1% (5.75% at October 31, 2002) to prime plus
 2% (6.75 at October 31, 2002), due through July 2006, collateralized by substantially all assets of United and guaranteed by Obsidian Enterprises,
 Inc.*                                                                                     2,054              2,989

Subordinated note payable to Huntington Capital Investment Company, interest payable quarterly at 14% per annum, balloon payment of outstanding principal balance due July 26, 2006, less unamortized discount ($1,309 and $1,470 at
 October 31, 2002 and 2001, respectively). Unsecured and subordinate to line
 of credit and notes payable above.*                                                       2,191              2,030

Note payable to former shareholder, interest payable monthly at 9% per annum, balloon payment of outstanding principal balance due July 27, 2006. Unsecured and subordinate to line of credit, notes payable and Huntington
 debt above.*                                                                              1,500              1,500

Note payable to Renaissance (formerly parent Danzer Corporation), interest payable monthly at 8% per annum, with monthly principal payments beginning July
 2004 at a rate of $10 for each $1,000 of outstanding principal, due July 2008.
 Convertible at the option of the holder to common stock of Obsidian Enterprises at a conversion price of $.10 per share. The loan agreement also restricts dividend payments without the prior consent of the
 lender.*                                                                                    500                500

Note payable to a former shareholder, requires monthly principal installments
 of $16 including interest at 9%, due March 2003*                                             77                 --

Other                                                                                         83                112
                                                                                ------------------ ------------------

Subtotal United                                                                            9,493             10,242
                                                                                ------------------ ------------------

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



9.   FINANCING ARRANGEMENTS, CONTINUED


                                                                                            Debt Amount
                                                                                -------------------------------------
                                                                                   October 31,        October 31,
                                                                                      2002               2001
                                                                                ------------------ ------------------

United, continued

*United was in technical default of certain loan covenants with its senior and subordinated lender at October 2002. United has obtained waivers of the violations from the lenders and modifications of various covenants with these lenders.

Obsidian Enterprises, Inc.

Line of credit to Fair Holdings, maximum borrowing equal to $5,000, interest
 payable monthly at 10%, due January 2005                                                  1,798                 --

Note payable to Fair Holdings, interest payable monthly at 15%, balloon
 payment due March 2007                                                                      774                 --

Note payable to Fair Holdings, interest payable monthly at 5.25%, due October
 2005                                                                                        108                 --
                                                                                ------------------ ------------------

Subtotal Obsidian Enterprises, Inc.                                                        2,680                 --
                                                                                ------------------ ------------------

Total all companies                                                                       36,890             35,309

Less liabilities of subsidiary held for sale                                              (1,826)            (1,362)
Less related-party amounts presented separately                                           (5,518)                --
Less current portion                                                                      (5,667)            (7,871)
                                                                                ------------------ ------------------

                                                                                  $       23,879     $       26,076
                                                                                ================== ==================

Following are the maturities of long-term debt for each of the next five years and thereafter:


2003                                                           $      5,329***
2004                                                                  5,588
2005                                                                 11,977
2006                                                                  6,581
2007                                                                  2,050
Thereafter                                                            3,539
                                                             -------------------

                                                               $     35,064
                                                             ===================

*** The current portion of long-term debt includes $1,863 of amounts in default and classified as current.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



9.   FINANCING ARRANGEMENTS, CONTINUED

Various subsidiary companies were in violation of requirements to provide year-end financial statements to various lenders within 90 days of the close of the 2002 year end. Management received an extension of time from the lenders.

At October 31, 2002, the Company was in violation of negative covenants with Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC, the holders of debentures that completed the financing of United. The Company received a waiver of the violations as of October 31, 2002 and obtained modifications of terms with the debenture holders to provide for less stringent covenants. In exchange for the waiver and modifications, the Company issued warrants to the debenture holders to purchase up to 16,000 shares of the Company's common stock at an exercise price of $.20 per share.

The Company has an agreement with Partners that gives the Company the right to mandate a capital contribution from Partners if the lenders to U.S. Rubber and/or United were to declare a default. In that event, the Company has the right to enforce a capital contribution agreement with Partners up to $1,620 on U.S. Rubber and $1,000 on United to fund the respective subsidiary's shortfall. Those payments, if any, would be applied directly to reduce the respective subsidiary's debt obligations to the lender.

The following details significant changes in debt during the year ended October 31, 2002:


U.S. RUBBER:

During February 2002, U.S. Rubber entered into a "Second Amendment to Credit Agreement" with its then primary lender. The terms of the amendment required scheduled debt service payments under substantially the same terms through November 1, 2002 when all debt outstanding with the primary lender was to become due. The agreement also modified the terms of an operating lease with the lender requiring payment in full of the remaining lease obligation as of November 1, 2002.

During October 2002, this debt was refinanced with a new lender. In addition, the equipment that related to the operating lease was repurchased and the equipment, the unamortized loss related to the 2001 transaction, as discussed in
Note 10, and its related debt has been recorded at October 31, 2002.

On March 7, 2002, the Company completed a series of transactions with U.S. Rubber, SerVaas, Inc. ("SerVaas"), the former owner of U.S. Rubber, and DC Investments, LLC ("DC Investments"), an entity controlled by the Company's Chairman, whereby certain existing debt of U.S. Rubber was acquired from SerVaas. DC Investments acquired the SerVaas interest in the debt agreement with a remaining balance of $730, plus accrued interest of $123, for $700. U.S. Rubber then acquired this agreement in exchange for a new note payable to DC Investments with a face amount of $700. The note requires monthly interest payments at 15% per annum with the principal payable March 2007. The note is subordinate to debt outstanding with the senior lender of U.S. Rubber.

The Company also acquired the SerVaas interest in the U.S. Rubber $1,750 subordinated note payable, plus accrued interest of $255, in exchange for $700 and 30,000 shares of Series C Preferred Stock. The cash portion of the transaction was from the proceeds of a note payable in the amount of $700 issued to DC Investments. The note requires monthly interest payments at 15% per annum with the principal payable March 2007.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



9.   FINANCING ARRANGEMENTS, CONTINUED

No gain or loss was recognized in the SerVaas transactions because of the involvement of related parties. The transaction resulted in an increase in equity of the Company of $1,016, consisting of a $1,463 reduction of liabilities, offset by a tax impact of $447.


CHAMPION:

After October 31, 2001, Champion was in violation of its Senior Credit facility with Bank One. Champion was working under a forbearance agreement through March 15, 2002. Champion paid down the Bank One debt by $570 to Champion as consideration for such agreements. The Company made a capital contribution of $570 from loan proceeds from DC Investments. On March 20, 2002, DC Investments acquired the senior lender's loan to Champion in the amount of $602 in a nonrecourse assignment of the debt.


PYRAMID, DW LEASING AND OBSIDIAN LEASING:

During October 2002, Obsidian Leasing refinanced debt in the amount of $4,666 with Old National Bank. The refinancing was completed through both the existing lender at 80% of the then-outstanding balance and Fair Holdings. The new terms with the existing lender include interest at rates ranging from LIBOR plus .12 % to LIBOR plus 5.65% and a maturity of December 2004. The remaining 20% of the then-outstanding term notes was paid by borrowings from Fair Holdings of approximately $1,004. The transaction resulted in a discount on the new term loans in the amount of $387 and a loss on refinancing of $182.

During October 2002, Obsidian Leasing also refinanced debt in the amount of $2,836 with Edgar County Bank through borrowings from both Edgar County and Fair Holdings. Terms of the new term note with Edgar County include an 80% payoff of the then-outstanding term notes, interest at a rate of prime plus 2.75% and a maturity of September 2007. The remaining 20% of the then-outstanding term notes was paid by borrowings from Fair Holdings of approximately $584. The transaction did not result in a gain or loss.


UNITED:

On August 28, 2002, the agreements for one of the notes payable and the revolving line of credit were amended to extend the final maturities from July 1, 2003 to July 1, 2004 for the note payable and July 1, 2002 to February 1, 2004 for the revolving line of credit. In addition, the monthly principal installments on the note payable were decreased by $36 to $36 and maximum borrowings on the revolving line of credit were increased from $3,500 to $3,750.

10.  LEASING ARRANGEMENTS

In October 2001, the Company entered into a sales-leaseback arrangement. Under the arrangement, the Company sold equipment and leased it back for a period of five years. The leaseback has been accounted for as an operating lease. The loss of $218 realized in the transaction was deferred and was being amortized to income in proportion to rental expense over the term of the lease. Proceeds from the sale of $1,050 were used to reduce borrowings under the line of credit.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



10.  LEASING ARRANGEMENTS, CONTINUED

During October 2002, in conjunction with the refinancing described in Note 9, the Company repurchased the equipment. The unamortized loss of $175 as of October 24, 2002 was included as part of the equipment purchase price capitalized.

The Company has various operating lease commitments, principally related to machinery and equipment, office equipment, and facilities. The approximate future minimum annual rentals for the years under the terms of these leases, which expire on various dates through the year ending October 31, 2008, are as follows:


Year Ending October 31,

2003                                      $          450
2004                                                 353
2005                                                 274
2006                                                 189
2007                                                 124
Thereafter                                             7
                                        -------------------

                                          $        1,397
                                        ===================

Rental expense under operating leases for the year ended October 31, 2002, ten months ended October 31, 2001 and year ended December 31, 2000, in thousands, was $562, $514 and $130, respectively.

11.  EMPLOYEE BENEFIT PLANS

The Company, through certain of its subsidiaries, has defined contribution 401(k) plans which permit voluntary contributions up to 20% of compensation and which provide Company-matching contributions of up to 10% of employee contributions not to exceed 6% of employee compensation. 401(k) plan expense for the year ended October 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000 was approximately $148, $35 and $25, respectively.

12.  MANDATORY REDEEMABLE PREFERRED STOCK

In conjunction with the United acquisition described in Note 6, the Company issued 386,206 shares of Series C Preferred Stock to Huntington Capital Investment Corporation ("Huntington"), the senior subordinated lender of United. The note purchase agreement included a provision giving Huntington the option to require the Company to repurchase the Series C Preferred Stock. Under the terms of the agreement, Huntington has the option of requiring the Company to repurchase these shares at 90% of market value at the date of redemption upon the earlier of: a) fifth anniversary of issuance of such shares, b) default under the subordinated debt agreement, c) other factors related to a sale of substantially all assets of the Company as defined in the agreement. At October 31, 2002, the Company had violated certain financial covenants defined in the subordinated debt agreement with Huntington. The Company received a waiver of these violations as of October 31, 2002 and a modification to the covenants.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)


12.  MANDATORY REDEEMABLE PREFERRED STOCK, CONTINUED

A portion of the note purchase agreement proceeds of $3,500 was allocated to the stock issued based on the thirty day average closing value of the Company's common stock prior to the transaction. As the redemption value is variable, the Company recognizes changes in the estimated fair value each quarter. Changes in fair value are adjusted through additional paid in capital. At October 31, 2002, the estimated redemption requirement is $1,400 to be paid July 2006.

13.  STOCKHOLDERS' EQUITY

PREFERRED STOCK:

The original capital structure of Danzer prior to the merger was comprised of the following: 5,000,000 authorized shares of $.001 par value preferred stock; 10,500 shares authorized of the Class of 10% Cumulative Senior Preferred Stock (Series A) with no shares issued or outstanding as 7,650 shares were retired; (Series B) Cumulative Convertible Senior Preferred Stock with 16,000 shares authorized and no shares issued or outstanding as 16,000 shares were retired. In addition, the Company had 20,000,000 authorized shares of common stock with 17,760,015 shares outstanding at December 31, 2000.

In June 2001, Danzer issued an aggregate of 1,750,000 shares of Danzer unregistered common stock in connection with the exchange of $355 of debt. On June 21, 2001, Danzer amended its articles of incorporation to authorize up to 4,500,000 shares of Series C Preferred Stock. In conjunction with the merger and acquisitions (described in Note 6) of June 21, the Company issued 1,970,962 of Series C Preferred Stock. The shareholders of Pyramid and Champion then converted 824,892 shares of preferred stock to 16,497,840 of common stock. In addition, on July 5, 2001, the Company increased the authorized shares of common stock by 20,000,000 to 40,000,000. On July 31, 2001, the Company issued
2,593,099 shares of additional Series C Preferred Stock related to the United acquisition.

As a result of the reverse merger, U.S. Rubber became the accounting acquirer and accordingly, under purchase accounting, became the Registrant. Therefore, the 2000 financial statements became those of U.S. Rubber. However, under purchase accounting for a reverse merger, the stockholders' equity section of the Registrant (formerly Danzer Corporation) became the equity of the merged entity. Accordingly, the statement of changes in stockholders' equity reflects that purchase accounting.

On October 4, 2001, the Company changed its name from Danzer Corporation to Obsidian Enterprises, Inc. In addition, 5,000,000 shares of Preferred Stock were authorized with the domestication of Obsidian Enterprises, Inc. in Delaware. On October 9, 2001, the Company filed designation of preferences, rights and limitations of 4,600,000 shares of Series C Preferred Stock. This transaction results in 400,000 shares of authorized but undesignated preferred stock and cancellation of the Series A and B shares.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



13.  STOCKHOLDERS' EQUITY, CONTINUED

The Series C Preferred Stock is convertible at the option of the holder at any time, unless previously redeemed, into shares of common stock of the Company at an initial conversion rate of 20 shares of common stock for each share of convertible stock. However, the convertible preferred stock may not be converted prior to the corporation filing a registration statement of such shares. Holders of the convertible preferred stock have voting rights which entitle them to cast on each matter submitted to a vote of the stockholders of the Company the number of votes equal to the number of shares of common stock into which such shares of Series C Preferred could be converted.

As previously discussed in Note 9, on March 7, 2002, the Company completed a series of transactions with the subordinated lender at U.S. Rubber resulting in an increase in equity and a decrease in liabilities of $1,016. The subordinated lender received 30,000 shares of Series C Preferred Stock in this transaction.

On April 30, 2002, the Company converted $1,290 of debt and accrued interest owed to Partners and $596 of debt and accrued interest owed to Fair to equity through the issuance to Partners and Fair of 402,906 shares and 186,324 shares, respectively, of Series C Preferred Stock which are convertible into an aggregate of 11,784,600 shares of common stock of the Company.

In August 2002, warrants for 10,000 shares of Series C Convertible Stock were exercised. The shares were issued in exchange for a cash payment of $20.

On October 24, 2002, the Company amended its Articles of Incorporation to authorize 200,000 shares of Series D Preferred Stock. The Series D Preferred Stock is convertible at the option of the holder at any time, unless previously redeemed, into shares of common stock of the Company at an initial conversion rate of 175 shares of common stock for each share of Series D Preferred Stock. However, the stock may not be converted prior to the Company filing a registration statement for such shares. Holders of the Series D Preferred Stock have voting rights which entitle them to cast on each matter submitted to a vote of the stockholders of the Company the number of votes equal to the number of shares of common stock into which such shares of Series D Preferred could be converted.

On October 24, 2002, 88,300 of the Series D Preferred Stock shares were sold in the transactions described below which were exempt from Securities Act registration under Section 4(2) of the Securities Act, relating to sales by an issuer not involving a public offering.

On October 24, 2002, the Company converted $1,276 of debt to Partners in exchange for 72,899 shares of Series D Preferred Stock. The conversion was the result of Partners' requirement under the Plan of Reorganization to fund through the purchase of additional preferred stock certain ongoing administrative expenses of the Company to complete the Plan of Reorganization, complete all required current and prior year audits to meet the regulatory filing requirements, and ensure all annual and quarterly SEC filings are completed to enable the registration of the preferred stock issued to Partners.

On October 24, 2002, the Company converted $270 of debt to Fair in exchange for 15,431 shares of Series D Preferred Stock. The conversion was the result of Fair's agreement to cover similar expenses as Partners as described above in excess of the amount Partners was obligated to pay.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



13.  STOCKHOLDERS' EQUITY, CONTINUED

STOCK OPTIONS:

On May 7, 1990, Danzer's stockholders approved a stock option plan to issue both "qualified" and "nonqualified" stock options. Under the plan, 800,000 options to purchase shares of the Company's common stock may be issued at the discretion of the Company's Board of Directors. The option price per share is determined by the Company's Board of Directors, but in no case will the price be less than 85% of the fair value of the common stock on the date of grant. Options under the plan will have a term of not more than ten years with accelerated termination upon the occurrence of certain events.

In April 1998, Danzer granted 600,000 stock options, exercisable at $.10 per share, to its president. The options vest over two years and expire in April 2004. None of these options have been exercised as of October 31, 2002.

In September 1998, Danzer adopted a qualified  incentive stock option plan under
Section 422 of the Internal Revenue Code. Options granted under the plan will be granted at prices not less than fair value of the Company's stock at the date of grant, have a term not more than ten years and have other restrictions as determined by statute.

In September 1998, Danzer granted a total of 604,500 stock options, exercisable at $.10 per share, to certain employees. The options expired November 2001. As a result of voluntary termination, 75,000 options expired in 1999 and 192,000 options expired in 2000. The balance of 247,500 options outstanding expired November 1, 2002.

On July 24, 2001, the Board adopted, and on October 5, 2001, the Company's stockholders approved, the 2001 Long Term Incentive Plan (the "2001 Plan"). The 2001 Plan authorizes the granting to the Company's directors, key employees, advisors and consultants of options intended to qualify as Incentive Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), options that do not so qualify ("Non-Statutory Options"), restricted stock and Other Stock-Based Awards that are not Incentive Options or Non-Statutory Options. The awards are payable in Common Stock and are based on the formula which measures performance of the company. There was no performance award expense in 2002 or 2001. No options under this plan were granted to any employees. Options are exercisable for up to 10 years from the date of grant.

The Company has adopted the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation. Accordingly, no compensation expense has been recognized for the stock option plans. Had compensation expense for the Company's stock option plans been determined based on the fair value at the grant date for awards consistent with the provisions of SFAS No. 123, the Company's net income (loss) for the year ended October 31, 2002, ten months ended October 31, 2001, and the year ended December 31, 2000 would have been $(6,330), $(4,395), and $3, respectively. Basic and diluted net income (loss) per share as reported would not have changed in any period presented had such compensation expense been recorded.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



13.  STOCKHOLDERS' EQUITY, CONTINUED

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2000 (no options were granted during the year ended October 31, 2002 and the ten months ended October 31, 2001), respectively: risk-free interest rates of 6.4 and 5.5 percent; dividend yield of 0 percent in both years; expected lives of 5 years; and volatility of 978 and 170 percent. The estimated weighted average fair value of options granted during 2000 and 1999 were $0.10 and $0.05 per share, respectively.

Following is a summary of transactions of granted shares under option for the year ended October 31, 2002, the ten months ended October 31, 2001, and year ended December 31, 2000:


                                             2002                         2001                         2000
                                 ----------------------------- ---------------------------- ----------------------------
                                                  Weighted                      Weighted                     Weighted
                                                   Average                      Average                      Average
                                                  Exercise                      Exercise                     Exercise
                                    Shares          Price         Shares         Price         Shares         Price
                                 -------------- -------------- -------------- ------------- -------------- -------------

Outstanding, beginning of year     1,047,500            .09      1,137,500            .09     1,029,500            .09

Issued during the year                    --          --                --          --          450,000            .10
Canceled or expired during the
 year                               (247,500)           .10        (90,000)           .10      (192,000)           .09

Exercised during the year                 --          --                --          --         (150,000)           .10
                                 -------------- -------------- -------------- ------------- -------------- -------------

Outstanding, end of year             800,000            .09      1,047,500            .09     1,137,500            .09
                                 ============== ============== ============== ============= ============== =============

Eligible, end of year for
 exercise                            800,000*           .09      1,047,500            .09     1,137,500            .09
                                 ============== ============== ============== ============= ============== =============

A further summary about fixed options outstanding at October 31, 2002 is as follows:

                                                            Weighted
                                                             Average        Weighted                       Weighted
                                                            Remaining       Average                        Average
                                            Number         Contractual      Exercise        Number         Exercise
                                          Outstanding         Life           Price        Exercisable       Price
                                        ---------------- ---------------- ------------- ---------------- -------------

Exercise price of $.10                       600,000*       1.5 yr.              .10        600,000              .10

Exercise price of $.05                       200,000        1.2 yr.**            .05        200,000              .05

* In accordance with the Plan of Reorganization and Merger and the related "Letter agreements," the above options cannot be exercised until the Company amends its articles of incorporation to authorize shares of approximately 120,000,000 and has registered such shares.
** Includes extension of expiration date from December 31, 2002 to December 31, 2003 approved by the Company's Board of Directors on December 13, 2002.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



13.  STOCKHOLDERS' EQUITY, CONTINUED


STOCK WARRANTS:

Danzer issued warrants to purchase common stock to several parties. The following table summarizes the outstanding warrants for the year ended October 31, 2002 and the ten-month period ended October 31, 2001:

                                                Outstanding                                                 Outstanding
                                                  Warrants       Issued                        Warrants       Warrants
                                                October 31,    During the                      Exercised    October 31,
                                                    2001          Year       Exercise Price    in Period        2002
                                               --------------- ------------ ----------------- ------------ ---------------

Common Stock:
  Renaissance US Growth & Income Trust PLC               --        8,000            $.20            --            8,000
  BFSUS Special Opportunities Trust PLC                  --        8,000            $.20            --            8,000

Series C Preferred Stock:
  Duncan-Smith Co., 10,000 shares, expired
    August 31, 2002                                  10,000           --           $2.00       (10,000)              --

  Markpoint financing agreement expiring May
    2008 associated with Champion**                  Zero**           --            $.01            --           Zero**

** The number of warrants available under the agreement with Markpoint is based on twenty-five percent of the fair market value of Champion to be determined based on a formula including a multiple of EBITDA. No warrants are currently available under this agreement based on the operating results and stockholder's deficit of Champion. As discussed in Notes 5 and 17, the Company has agreed to a settlement with Markpoint. Accordingly, these warrants have been terminated.

In January 2003, the Company agreed to a modification of terms with the debenture holders to provide for less stringent covenants. In exchange for this modification, the Company issued warrants to each of the debenture holders to purchase up to 8,000 shares of the Company's common stock at an exercise price of $.20 per share. These warrants expire January 24, 2006. The issuance of the warrants had no material impact on earnings.


CONVERTIBLE DEBT:

As described in Note 9, the Company has a note payable agreement which is convertible by the holder to common stock totaling 5,000,000 shares at a conversion rate of $0.10 per share.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




14.  BUSINESS SEGMENT DATA AND GEOGRAPHIC DATA

The Company operates in three industry segments comprised of trailer and related transportation equipment manufacturing; coach leasing; and butyl rubber reclaiming. All sales are in North and South America primarily in the United States, Canada and Brazil. Selected information by segment follows (in thousands):

                                                                Year Ended October 31, 2002
                                       ------------------------------------------------------------------------------
                                             Trailer                             Butyl Rubber
                                          Manufacturing      Coach Leasing        Reclaiming            Total
                                       ------------------------------------------------------------------------------

Sales:
  Domestic                               $       38,911      $       6,374       $       9,336     $       54,621
  Foreign                                         1,864                 --                 789              2,653
                                       ------------------------------------------------------------------------------

Total                                    $       40,775      $       6,374       $      10,125     $       57,274

Cost of goods sold                        $      35,077      $       3,357       $       9,407      $      47,841

Loss before taxes                         $      (2,089)     $        (417)      $        (802)     $      (3,308)

Identifiable assets                       $      20,155      $      11,760       $      11,391      $      43,306*

Depreciation and amortization expense     $         705      $         779       $       1,084      $       2,568

*Identifiable assets, as stated above                                                               $      43,306
  Assets of subsidiary held for sale                                                                        1,538
  Corporate-level goodwill                                                                                    650
  Other corporate-level assets                                                                                429
                                                                                                 --------------------

  Total assets                                                                                      $      45,923
                                                                                                 ====================

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




14.  BUSINESS SEGMENT DATA AND GEOGRAPHIC DATA, CONTINUED

                                                             Ten Months Ended October 31, 2001
                                       ------------------------------------------------------------------------------
                                             Trailer                             Butyl Rubber
                                          Manufacturing      Coach Leasing        Reclaiming            Total
                                       ------------------------------------------------------------------------------

Sales:
  Domestic                               $       10,100      $       4,165       $       9,253     $       23,518
  Foreign                                           550                 --                 621              1,171
                                       ------------------------------------------------------------------------------

Total                                    $       10,650      $       4,165       $       9,874     $       24,689

Cost of goods sold                        $       8,955      $       1,618       $       8,884      $      19,457

Loss before taxes                         $         (96)     $        (570)      $        (725)     $      (1,391)

Identifiable assets                       $      22,941      $      13,330       $      10,205      $      46,476*

Depreciation and amortization expense     $         365      $         785       $         905      $       2,055
*Identifiable assets, as stated above                                                               $      46,476
Assets of subsidiary held for sale                                                                          2,374
                                                                                                 --------------------

Total assets                                                                                        $      48,850
                                                                                                 ====================

For the calendar year ended December 31, 2000, the Company operated in only one segment (butyl rubber reclaiming), which was the segment of the accounting acquirer U.S. Rubber. U.S. Rubber had foreign sales of $943 for 2000.

Obsidian Enterprises, Inc. (legal parent) allocates selling, general and administrative expenses to the respective companies primarily based on a percentage of sales. For the year and ten months ended October 31, 2002 and 2001, respectively, allocated corporate expenses by segment were as follows:

                                             Year Ended      Ten Months Ended
                                          October 31, 2002   October 31, 2001
                                         ------------------- ------------------

Trailer manufacturing                      $          934       $         245
Coach leasing                                         146                  96
Butyl rubber reclaiming                               232                 275
                                         ------------------- ------------------

                                           $        1,312       $         616
                                         =================== ==================

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




15.  INCOME TAXES

The Company files a consolidated federal tax return. The parent and each subsidiary record their share of the consolidated federal tax expense on a separate-return basis. Any additional income tax expense on recovery realized as a result of filing a consolidated tax return is recorded in consolidation. The Company and each subsidiary file separate state income tax returns. The Company accounts for income taxes in compliance with SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recorded for any temporary differences between the financial statement and tax bases of assets and liabilities, using the enacted tax rates and laws expected to be in effect when the taxes are actually paid or recovered.

The provision for (expenses) benefit for income taxes consists of the following:

                                                2002            2001            2000
                                           ------------------------------------------------

Current:
  Federal                                    $         --    $         --    $        152
  State                                               (15)            (36)             14
                                           ------------------------------------------------

                                                      (15)            (36)            166
                                           ------------------------------------------------

Deferred:
  Federal                                              41             350            (187)
  State                                                 7              58             (29)
                                           ------------------------------------------------

                                                       48             408            (216)
                                           ------------------------------------------------

Total                                        $         33    $        372    $        (50)
                                           ================================================

A reconciliation of income tax benefit (expense) from continuing operations at U.S. statutory rates to actual income tax benefit (expense) is as follows:

                                                 2002            2001           2000
                                           ------------------------------------------------

Benefit (tax) at statutory rate (34%)        $      1,125     $      1,609   $        (33)
Effect of nontaxable combined entity                  (18)            (166)            --
State income tax                                      (15)             (36)            (5)
Goodwill amortization                                  --              (26)            --
Non-deductible goodwill                              (245)              --             --
Valuation reserve applied to equity                (1,267)*             --             --
(Increase) decrease in valuation reserve              380           (1,038)            --
Other                                                  73               29            (12)
                                           ------------------------------------------------

                                             $         33     $        372   $        (50)
                                           ================================================

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)


15.  INCOME TAXES, CONTINUED

*On November 1, 2001, 27 coaches owned by DW Leasing were transferred to Obsidian Leasing in a tax-free exchange, as further described in Note 1. DW Leasing recorded a charge to equity as a deemed distribution of $1,590 on the date of the transaction, representing the deferred tax liability associated with the coaches transferred. A reduction of deferred tax valuation reserve of $(1,267) was also recorded in the consolidated financial statements as an increase in equity, as the addition of the above deferred tax liability resulted in the Company's ability to realize additional deferred tax assets on a consolidated basis.

Deferred income taxes represent the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                2002            2001            2000
                                           ------------------------------------------------

Deferred tax assets (liabilities):
  Accounts receivable                        $        199    $         32    $         --
  Inventories                                         307             472             517
  Accrued expenses                                    158             117              15
  Intangibles                                       1,004             791              --
  Operating loss carryforwards                      2,961           1,474              --
  Property and equipment                           (4,497)         (2,267)           (171)
  Other                                                80             (81)             --
                                           ------------------------------------------------

                                                      212             538             361
Less valuation reserves                            (1,171)         (1,537)             --
                                           ------------------------------------------------

Deferred tax assets (liabilities), net       $       (959)   $       (999)   $        361
                                           ================================================

Included in the accompanying balance sheet under the following:

                                                2002            2001            2000
                                           ------------------------------------------------

Deferred tax assets                          $        665    $        673    $        532
Deferred tax liabilities                           (1,624)         (1,672)           (171)
                                           ------------------------------------------------

                                             $       (959)   $       (999)   $        361
                                           ================================================

The amount of federal tax net operating loss carryforwards available at October 31, 2002 was $8,100. Certain of these loss carryforwards were generated by certain subsidiaries prior to the reverse merger transaction in June 2001 and have expiration dates through the year 2021. The use of preacquisition operating losses is subject to limitations imposed by the Internal Revenue Code. Utilization of these loss carryforwards is impacted by such limitations. Accordingly, the deferred tax assets related to premerger operating losses have been reserved with a valuation allowance to the extent they are not offset by deferred liabilities.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




15.  INCOME TAXES, CONTINUED

Federal tax net operating loss carryforwards and expiration dates as of October 31, 2002 are as follows:


                                             Premerger        Expiration Dates       Postmerger     Expiration Dates
                                          ---------------- ----------------------- ---------------- ------------------

                                             $  3,105        2008 through 2021         $  4,995     2021 through 2022
                                          ================                         ================

Cash payments of income taxes for the year ended October 31, 2002, ten months ended October 31, 2001 and for the year 2000 were $22, $44 and $8, respectively.

16.  RELATED PARTIES

The  Company  makes  advances,   receives  loans  and  conducts  other  business
transactions with affiliates resulting in the following amounts for the periods ended:

                                                                                    October 31,        October 31,
                                                                                       2002               2001
                                                                                 ------------------ ------------------
Balance sheets:
  Current assets:
    Accounts receivable, Obsidian Capital Partners                                 $        181       $         --
    Accounts receivable, Obsidian Capital Company                                            13                217
    Accounts receivable, other affiliated entities                                           12                 --
  Long-term portion:
    Investment banking fees, purchase accounting*                                            --              1,960
                                                                                 ------------------ ------------------

Total assets                                                                       $        206       $      2,177
                                                                                 ================== ==================

  Current liabilities:
    Accounts payable, Obsidian Capital Company                                     $        279       $        625
    Accounts payable, stockholders                                                          338                300
    Accounts payable, DC Investments and Fair Holdings                                       42                 --
    Accounts payable, other affiliated entities                                               9                 --
  Long-term portion:
    Accounts payable, Obsidian Capital Partners                                              --              2,170
  Notes payable, DC Investments                                                             700                 --
  Notes payable, Fair Holdings                                                            3,020                 --
  Line of credit, Fair Holdings                                                           1,798                 --
                                                                                 ------------------ ------------------
Total liabilities                                                                  $      6,186       $      3,095
                                                                                 ================== ==================

Statements of Operations:
  Interest expense, DC Investments and Fair Holdings                               $        322       $         --
  Interest expense, Obsidian Capital Partners                                                58                 --
  Rent expense, Obsidian Capital Company                                                     56                 15


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)



16.  RELATED PARTIES, CONTINUED

Related-party amounts classified as current reflect those portions of the total receivable or payable that were currently due in accordance with the terms, or were collected or paid subsequent to year end. Amounts classified as long term represent amounts not currently due or amounts that were converted to equity subsequent to year end as discussed in Note 18.

On February 13, 2002, DC Investments, LLC, a related party 50% owned by Mr. Durham (Chairman of the Company), purchased accounts receivable from DW Leasing, recorded by DW Leasing as deposits on trailers, in the amount of $1,051. DW Leasing used the proceeds from the purchase of the accounts receivable to pay off the accounts payable due Obsidian Capital Company in the amount of $624 and the amount due shareholders and other related parties in the approximate amount of $300.

The Company was obligated to the stockholders and certain employees (that were formerly stockholders of subsidiary companies) under note payable agreements acquired as part of the acquisitions. In addition, the Company has entered into note payable agreements with other affiliated entities. The details of these notes payable are included in Note 9.

*Subsidiaries of the Company paid Obsidian Capital Company, an entity controlled by Mr. Durham (Chairman of the Company), investment banking fees associated with the acquisitions and related financing on the Danzer and U.S. Rubber merger and the United acquisition. Amounts paid by U.S. Rubber, United, and Danzer in 2001 were $760, $600, and $600, respectively. 17. COMMITMENTS AND CONTINGENCIES

On April 29, 2002, Markpoint Equity Fund J.V. ("Markpoint"), a Texas joint venture for which The Markpoint Company serves as Managing Venturer, filed an action in the Texas District Court, Dallas County seeking payment of $1,250 owed by Champion under the subordinated credit facility described in Note 9. On January 27, 2003, the Company reached an agreement to settle this liability for a cash payment in the amount of $675 and the issuance to Markpoint of 32,143 shares of the Company's Series D Preferred Stock. In addition, the agreement provides Markpoint the option to require the Company to repurchase these shares at a price of $21 per share. The repurchase option is available to Markpoint as follows: 16,072 shares during the period May 1, 2003 to June 1, 2003 and 16,071 shares during the period November 1, 2003 to December 1, 2003. The repurchase options expire if not exercised during the specified periods. The Company's repurchase obligation is guaranteed by Mr. Durham. The sale of Champion was completed on January 30, 2003.

It is customary practice for companies in the cargo trailer industry to enter into repurchase agreements with lending institutions which have provided wholesale floor-plan financing to dealers. A portion of the wholesale sales of United are made pursuant to these agreements, which generally provide for purchase of United's products from the lending institutions for the balance due them in the event of repossession upon a dealer's default. The contingent liability is spread over many dealers and financial institutions and is reduced by the resale value of the products, which are required to be repurchased. Expenses incurred in connection with these agreements have been immaterial. The maximum potential repurchase commitment at October 31, 2002 was approximately $2,000.

In the normal course of business, the Company is liable for contract completion and product performance. In the opinion of management, such obligations will not significantly affect the Company's financial position or results of operations.

18.  SUBSEQUENT EVENTS

On October 30, 2002, the Company's Board of Directors agreed to sell the assets of Champion to an entity controlled by Messrs. Durham and Whitesell for the assumption of all liabilities of Champion. The sale of Champion was completed on January 30, 2003.

Subsequent to year end, United amended its credit agreement to provide additional working capital during the winter months. The amendment included a "temporary overline" line of credit with maximum borrowings not to exceed the lesser of $650 or the remainder of the borrowing base less the outstanding principal amount of the revolving line of credit. Interest is payable monthly at a rate of prime plus 3/4%. The temporary overline line of credit matures on March 31, 2003.

During January 2003, Obsidian Leasing refinanced debt in the amount of $928 to former shareholders of Pyramid and related companies. Terms of the new note with Fair Holdings include monthly interest payments of 13% of the outstanding principal amount and a balloon principal payment in January 2006. Accordingly, this debt has been classified as long term at October 31, 2002.

On December 17, 2002, Obsidian Leasing sold four coaches to DC Investments Leasing, LLC ("DC Investments Leasing"), a newly created entity owned 50% by Mr. Durham (Chairman of the Company) in exchange for DC Investments Leasing's satisfaction of the debt outstanding on such coaches. In addition, DC Investments Leasing also acquired five additional coaches that were previously to be purchased by the Company thereby eliminating the Company's existing purchase commitment for such coaches. DC Investments Leasing also entered into a management agreement with Pyramid under which all nine coaches described above will be leased by Pyramid.

On January 2, 2003, Obsidian Enterprises, Inc.'s line of credit with Fair Holdings was amended. Maximum borrowings were increased from $3,000 to $5,000.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




19.  SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED), AS RESTATED, SEE NOTE 3

     (dollars in thousands, except per share amounts)

YEAR ENDED OCTOBER 31, 2002

                                          First Qtr. Ended   Second Qtr. Ended   Third Qtr. Ended      Fourth Qtr.
                                               1/31/02            4/30/02             7/31/02        Ended 10/31/02
                                          ------------------ ------------------- ------------------ ------------------

Net sales                                   $       11,466     $       15,598      $       15,239     $     14,971

Gross profit                                         1,518              2,625               2,839            2,653

Income (loss) from continuing
 operations***                                      (1,207)              (570)                471           (1,531)**

Income (loss) from continuing
 operations per basic common and common
 equivalent share***                                  (.03)              (.02)                .00             (.04)

TEN MONTHS ENDED OCTOBER 31, 2001

                                             First Qtr.*     Second Qtr. Ended   Third Qtr. Ended      Fourth Qtr.
                                            Ended 1/31/01         4/30/01             7/31/01        Ended 10/31/01
                                          ------------------ ------------------- ------------------ ------------------

Net sales                                   $        3,626     $        4,014      $        4,685     $     14,474

Gross profit                                           408                911               1,260            2,764

Loss from continuing operations***                    (218)              (408)               (196)            (541)

Loss from continuing operations per
 common and common equivalent share***                (.01)              (.02)               (.01)          (.02)



                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (all amounts in thousands, except per share and share data)




YEAR ENDED DECEMBER 31, 2000

                                          First Qtr. Ended   Second Qtr. Ended   Third Qtr. Ended      Fourth Qtr.
                                               3/31/00            6/30/00             9/30/00        Ended 12/31/00
                                          ------------------ ------------------- ------------------ ------------------

Net sales                                   $        3,059     $        3,024      $        3,233     $        3,267

Gross profit (loss)                                    301                372                 373                147

Net income (loss)                                       86               (118)                146                (66)

Net income (loss) per common and common
 equivalent share                                    --                 --                  --                    --

* The first quarter for U.S. Rubber includes the first and second month (November and December) of 2000.
** The fourth quarter includes the charge for the impairment of goodwill of $720 for October 31, 2002.
*** Income (loss) from continuing operations for the quarter ended October 31, 2001 and for the quarters ended January 31, 2002, April 30, 2002, and July 31, 2002 have been restated due to factors discussed in Note 3. Changes in the income (loss) in each of these quarters ranged from $33 to $42. Earnings per share have been restated for each of the quarters in the years ended October 31, 2002 and 2001 as a result of changes discussed in Note 3.

                SCHEDULE II--VALUATION AND QUALIFYING OF ACCOUNTS

                           Year Ended October 31, 2002
                                 (in thousands)

                                                       Column C--Additions
                                               -----------------------------------
    Column A--Description          Column        (1)--Charged to    (2)--Charged to        Column            Column
                               B--Balance at                                                         r
                               Beginning of       Costs and           Other                          ibE--Balance at
                                  Period           Expenses      Accounts--Describe D--Deductions--Desc  End of Period
----------------------------- ---------------- ----------------- ----------------- ----------------- -----------------

Allowance for doubtful
 accounts                       $       80       $      415        $       --          $   --          $      495
                              ================ ================= ================= ================= =================

Inventory valuation
 allowances                     $      833       $       50        $       --          $ 417*          $      466
                              ================ ================= ================= ================= =================

Deferred tax valuation
 reserve                        $    1,551       $       --        $       --          $ 380***        $    1,171
                              ================ ================= ================= ================= =================


                        Ten Months Ended October 31, 2001
                                 (in thousands)

                               Column C--Additions
                                                 ---------------------------------
    Column A--Description      Column B--Balance    (1)--Charged     (2)--Charged to        Column            Column
                               at Beginning of    to Costs and        Other                         ribE--Balance at
                                   Period           Expenses     Accounts--Describe D--Deductions--Desc  End of Period
----------------------------- ------------------ --------------- ----------------- ----------------- -----------------

Allowance for doubtful
 accounts                       $       --         $       80      $       --        $       --        $       80
                              ================== =============== ================= ================= =================

Inventory valuation
 allowances                     $    1,338         $       73      $       --        $      578*       $      833
                              ================== =============== ================= ================= =================

Deferred tax valuation
 reserve                        $       --         $    1,038      $      513**      $       --        $    1,551
                              ================== =============== ================= ================= =================


*    Use of inventory previously reserved.
**   Valuation reserve of acquired companies recorded in purchase accounting.
***  Realization of operating losses against deferred tax liabilities.

ITEM 9. CHANGES AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

As previously reported in a Current Report Form 8-K filed on November 13, 2001, the Audit Committee of the Company's Board of Directors decided on November 7, 2001, to dismiss Linton, Shafer & Company, P.A. ("Linton Shafer") as the Company's independent auditors. The audit reports of Linton Shafer on the consolidated financial statements of the Company as of and for the years ended October 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2000 and 1999 and the period following October 31, 2000, there were no disagreements between the Company and Linton Shafer on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter from Linton Shafer confirming the statements set forth in this Item 9 was attached as Exhibit 16 to the Current Report on Form 8-K filed on November 13, 2001.

On November 7, 2001, the Board of Directors engaged McGladrey & Pullen, LLP ("McGladrey") as the Company's new independent auditors. During the fiscal years ended October 31, 2000 and 1999 and during the period following October 31, 2000, the Company did not consult McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice provided that McGladrey concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.


PART III


ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The following table sets forth information with respect to all Directors of the Company, including their ages, present principal occupations, other business experience during the last five years, membership on committees of the Board and directorships in other publicly held companies.

               Name                  Age                         Position                           Director Since

Timothy S. Durham                    40    Chief Executive Officer and Chairman of the Board             2001
Terry G. Whitesell                   63    President, Chief Operating Officer and Director               2001
Jeffrey W. Osler                     34    Executive Vice President, Secretary, Treasurer and            2001
                                           Director
Goodhue W. Smith, III+               51    Director                                                      1997
John A. Schmit*+                     33    Director                                                      2001
D. Scott McKain*                     47    Vice Chairman and Director                                    2001
Daniel S. Laikin+                    40    Director                                                      2001
Barry S. Baer                        59    Executive Vice President and Chief Financial Officer          N/A


*Members of the Compensation Committee
+Members of the Audit Committee

Mr. Durham has served as the Chief Executive Officer and Chairman of the Board and as a director of the Company since June 2001. He has served as a Managing Member and Chief Executive Officer of Obsidian Capital Company LLC, which is the general partner of Obsidian Capital Partners LP, since April 2000. Beginning in 1998, Mr. Durham founded and maintained a controlling interest in several
investment  funds,  including  Durham  Capital  Corporation,   Durham  Hitchcock
Whitesell and Company LLC, and Durham Whitesell & Associates LLC. From 1991 to 1998, Mr. Durham served in various capacities at Carpenter Industries, Inc., including as Vice Chairman, President and Chief Executive Officer. Mr. Durham also serves as a director of National Lampoon, Inc. Mr. Durham is Mr. Osler's brother-in-law.

Mr. Whitesell has served as the President and Chief Operating Officer and as a director of the Company since June 2001. Prior to that time he co-founded several entities with Mr. Durham, including Obsidian Capital Company, LLC, Durham Hitchcock Whitesell and Company LLC and Durham Whitesell & Associates LLC. Mr. Whitesell also is a Managing Member of Obsidian Capital Company LLC. From April 1992 until September 1998, Mr. Whitesell served as Executive Vice President of Carpenter Industries, Inc.

Mr. Osler has served as the Executive Vice President, Secretary and Treasurer and as a director of the Company since June 2001. He also is a Managing Member of Obsidian Capital Company LLC. and has served as Senior Vice President at Durham Whitesell & Associates LLC and Durham Capital Corporation since September 1998. Prior to that time, Mr. Osler served as the General Manager of Hilton Head National Golf Club. Mr. Osler is Mr. Durham's brother-in-law.

Mr. Smith has been a director of the Company since 1997. Mr. Smith founded Duncan-Smith Investments, Co., an investment banking firm in San Antonio, Texas, in 1978 and since that time has served as its Secretary and Treasurer. Mr. Smith also is a director of Citizens National Bank of Milam County, and Ray Ellison Mortgage Acceptance Co.

John A. Schmit has been a director since July 2001. Mr. Schmit joined Renaissance Capital Group, Inc. in 1997 and is a Vice President--Investments. Prior to joining Renaissance Capital Group, Mr. Schmit practiced law with the law firm of Gibson, Ochsner & Adkins in Amarillo, Texas from September 1992 to September 1994. Between August 1994 and May 1996, Mr. Schmit attended Georgetown University where he earned his L.L.M. in International and Comparative Law.

Mr. McKain has been a director of the Company since September 2001. He has served as the Chairman of McKain Performance Group since 1981. Mr. McKain also has been the Vice Chairman of Durham Capital Corporation since 1999. From 1983 to 1998, Mr. McKain was a broadcast journalist and television commentator. Mr. McKain has also authored several books and is a keynote speaker who presents high content workshops across the nation.

Mr. Laikin has served as a director of the Company since September 2001. Mr. Laikin is Chief Operating Officer and a director of National Lampoon, Inc., the owner of the "National Lampoon" trademark and engaged in the entertainment business. He has been a Managing Member of Fourleaf Management LLC, a management company of an investment fund that invests in technology related entities, since 1999. Mr. Laikin served as the Chairman of the Board of Biltmore Homes from 1993 to 1998.

Mr. Baer has served as the Executive Vice President and Chief Financial Officer of the Company since April 2002. From August 2000 to December 2001, he served as Executive Vice President and Chief Financial Officer of Apex Industries, Inc. Prior to August 2000, he had served as Vice President and Chief Operations Officer of Pharmaceutical Corporation of America.

EXECUTIVE OFFICERS

The Company's executive officers are appointed by the Board of Directors and hold office at the pleasure of the Board until successors are appointed and have qualified. Compliance with Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of the Company's Common Stock ("10% Shareholders") to file reports of ownership and reports of changes in ownership of the Company's Common Stock with the Securities Exchange Commission ("SEC"). Officers, Directors and Shareholders are required by SEC regulation to furnish the Company with copies of all forms they file under Section 16 (a). Based solely on its review of the copies of such forms received by it with respect to its fiscal year ended October 31, 2002, and written representations from certain reporting persons that no other reports were required to those persons, the Company believes that its officers, directors and 10% Shareholders have complied with all Section 16(a) requirements, except that Mr. Smith was late in reporting the exercise of a warrant.


ITEM 11. EXECUTIVE COMPENSATION


                           SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered during the Company's past three fiscal years ended October 31, 2001 by the CEO and executive officers.

                                                                                   Long-Term
                                      Annual Compensation                       Compensation Awards
--------------------------------------------------------------------------------------------------------------------
        Name and                                                                  Securities          All Other
                                                                                  Underlying
   Principal Position       Year           Salary               Bonus            Options/SARs        Compensation
------------------------- ---------- ------------------- -------------------- -------------------- -----------------
Timothy S. Durham,           2002           $75,000                 $0                 $0                   $0
Chief Executive              2001           $27,404                 $0                 $0                   $0
Officer(1)                   2000               N/A                N/A                N/A                  N/A
------------------------- ---------- ------------------- -------------------- -------------------- -----------------
------------------------- ---------- ------------------- -------------------- -------------------- -----------------
M. E. Williams,              2002               N/A                N/A                 $0                   $0
Chief Executive              2001          $110,000            $12,824                 $0                   $0
Officer(2)                   2000          $107,609             $9,375                 $0               $3,125
------------------------- ---------- ------------------- -------------------- -------------------- -----------------

(1) Mr. Durham was elected Chief Executive Officer and Chairman of the Board on June 21, 2001.
(2)  Mr. Williams resigned as Chief Executive Officer on June 21, 2001.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

No grants were made during fiscal 2002 pursuant to the Company's 1999 Stock Option Plan or the Company's 2002 Long Term Incentive Plan.

On December 13, 2002, the Company's Board of Directors approved the extension of options to acquire 200,000 shares of common stock from December 31, 2002 to December 31, 2003.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth information for 2002 with respect to Option/SAR exercises by the executive officers named in the Summary Compensation Table and the value of unexercised options and SARs as of October 31, 2002.

                                                                                Number of        Value of Unexercised
                                                                               Unexercised           In-the-Money
                               Shares Acquired on                             Options/SARs at       Options/SARs at
                                  Exercise (#)       Value Realzed ($)      Fiscal Year-End (#)   Fiscal Year-End ($)
----------------------------- --------------------- ---------------------- --------------------- ---------------------
            Name                                                               Exercisable/          Exercisable/
                                                                              Unexercisable         Unexercisable
----------------------------- --------------------- ---------------------- --------------------- ---------------------
M. E. Williams                      -0-                    -0-                   725,000/0              $78,750/01
----------------------------- --------------------- ---------------------- --------------------- ---------------------

                            COMPENSATION OF DIRECTORS

Directors who are not employees of the Company are entitled to a board meeting attendance fee of $750 plus reimbursement of expenses.


                   EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

The Company currently does not have any employment agreements with any of the Company's executive officers.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None


ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of common stock as of January 22, 2003, by (i) all persons known to the Company to be the beneficial owner of five percent or more of the common stock, (ii) each director of the Company, (iii) the chief executive officer and each of the Company's other most highly compensated executive officers whose total annual compensation for 2002 based on salary and bonus earned during 2002 exceeded $100,000 (the "named executive officers"); (iv) the current executive officers; and (v) all Company directors and executive officers as a group. This table does not include shares of common stock that may be purchased pursuant to options not exercisable within 60 days of the record date. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                     Common Stock           Series C Preferred Stock      Series D Preferred Stock
                                     ------------           ------------------------      ------------------------
                               Number of     Percentage of   Number of   Percentage of   Number of     Percentage of
                                Shares          Shares         Shares        Shares        Shares          Shares
    Name and Address of      Beneficially    Beneficially   Beneficially  Beneficially  Beneficially    Beneficially
                                         -
     Beneficial Owner            Owned           Owned         Owned         Owned         Owned           Owned
     ----------------            -----           -----         -----         -----         -----           -----
Executive Officers and
Directors:
Timothy S. Durham (1)            103,755,219    79.6%          3,942.193    90.2%            88,330       100.0%
                                           0
D. Scott McKain                      810,10      2.2%           --           --                  --           --
Jeffrey W. Osler (2)              87,874,705    71.6%          3,755,869    86.0%            72,899        82.5%
                                           0
John A. Schmit (3)                 5,000,00     13.9%           --           --                  --           --
Goodhue W. Smith, III (4)            298,334     *                 5,000      *                  --           --
Terry G. Whitesell (5)            94,787,685    76.5%          3,755,869    86.0%            72,899        82.5%
All current officers and                   3
directors as a group (8
persons)                         117,576,69     90.2%          3,947,193    90.4%            88,330       100.0%
Other 5% Owners:
Fair Holdings, Inc.(6)             6,426,905    15.1%            186,324     4.3%            15,431        17.5%
Huntington Capital                         -
Investment Company (7)                    -      --             386,206      8.8%                --          --
Obsidian Capital Partners,                 5
L.P. (8)                          87,874,70     70.9%          3,755,869    86.0%            72,899        82.5%
                                           7
Richard W. Snyder                  1,946,66      5.4%            --          --                  --          --

The number of shares of common stock above also includes the preferred stock converted to common equivalents.

*less than one percent

(1) Includes 7,338,103 shares of common stock directly owned by Mr. Durham; 2,088,366 shares held by Diamond Investments, LLC, for which Mr. Durham serves as Managing Member and for which shares Mr. Durham may be deemed to share voting and dispositive power; 3,755,869 shares of Series C preferred stock and 72,899 shares of Series D preferred stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares; 186,324 shares of Series C preferred stock and 15,431 shares of Series D preferred stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as an executive officer and shareholder of Fair Holdings, Inc. which directly owns such shares; and 27,140 shares of common stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as a managing member of Durham Whitesell and Associates, LLC, which directly owns such shares. The address of Mr. Durham is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(2) Includes 827,200 shares of common stock directly owned by Mr. Osler; and 3,755,869 shares of Series C preferred stock and 72,899 shares of Series D preferred stock over which Mr. Osler shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Osler due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares. The address of Mr. Osler is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(3) Represents shares that may be acquired pursuant to convertible debentures issued by the Registrant on July 19, 2001, to Renaissance US Growth Investment Trust PLC ("RUSGIT") and BFSUS Special Opportunities Trust PLC ("BFS"). Mr. Schmit is Vice President of Renaissance Capital Group, Inc., the investment manager of RUSGIT and BFS. Mr. Schmit disclaims beneficial ownership as to the shares beneficially owned by RUSGIT and BFS. The address of Mr. Schmit is 8080 North Central Expressway, Suite 210, Dallas, Texas 75206.

(4) Includes 81,667 shares of common stock and 5,000 shares of Series C Preferred Stock directly owned by Mr. Smith. The address of Mr. Smith is 711 Navarro, San Antonio, Texas 78205.

(5) Includes 6,885,840 shares of common stock directly owned by Mr. Whitesell; 3,755,869 shares of Series C preferred stock and 72,899 shares of Series D preferred stock over which Mr. Whitesell shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Whitesell due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares; and 27,140 shares of common stock over which Mr. Whitesell shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Whitesell due to his position as a managing member of Durham Whitesell and Associates, LLC, which directly owns such shares. The address of Mr. Whitesell is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(6) Consists of 186,324 shares of Series C preferred stock and 15,431 shares of Series D preferred stock directly owned by Fair Holdings, Inc.

(7) Based on the information reported in a Schedule 13G filed with the SEC on August 6, 2001.

(8) Consists of 3,755,869 shares of Series C preferred stock and 72,899 shares of Series D preferred stock directly owned by Obsidian Capital Partners, L.P. Voting and dispositive power over the shares may be deemed to be held by Obsidian Capital Partners, LP, Obsidian Capital Company, LLC and the managing members of Obsidian Capital Company LLC, which include Messrs. Durham, Whitesell and Osler.

                      Equity Compensation Plan Information

The following table presents information regarding grants under all equity compensation plans of the Company through October 31, 2002.



                                                                                             Number of securities
                                                                                            remaining available for
                                                                                             future issuance under
                                Number of securities to be    Weighted-average exercise    equity compensation plans
                                  issued upon exercise of       price of outstanding         (excluding securities
                                   outstanding options,         options, warrants and       reflected in the first
Plan Category                       warrants and rights                rights                       column)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans                  800,000                      $0.09                      2,150,000
approved by security
holders(1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
approved by security holders                     0                       0                                 0
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                      800,000                      $0.09                      2,150,000
------------------------------- ---------------------------- ---------------------------- ----------------------------


(1) The grants were made pursuant to the Company's 1990 Stock Option Plan and 1999 Stock Compensation Plan ("1999 Plan"). Shares remain available for grant under the 1999 Plan and the Company's 2001 Long Term Incentive Plan.


ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All dollar amounts in this Item 13 are in thousands (except for share and per share information).

A number of related party transactions occurred in connection with the change in
control  and   reorganization  of  the  Company  in  2001.  The   reorganization
transactions occurred in two parts:

o On June 21, 2001, the Company acquired from Obsidian Capital Partners, L.P., Mr. Durham and certain other shareholders all of the shares of Pyramid Coach, Inc.("Pyramid"); Champion Trailer, Inc. ("Champion") and U.S. Rubber Reclaiming, Inc. ("U.S. Rubber").

o On July 31, 2001, the Company acquired from Obsidian Capital Partners, L.P. and Mr. Durham substantially all of the assets of United Acquisition, Inc., which the Company now operates as United Expressline, Inc. ("United").

Prior to these transactions, DW Leasing, LLC ("DW Leasing"), a company owned by Messrs. Durham and Whitesell had entered into a number of transactions with Pyramid whereby coaches owned by DW Leasing were operated by Pyramid and the debt on these coaches were cross guaranteed by DW Leasing and Pyramid. Although the Company does not own any interest in DW Leasing, the accounts of DW Leasing are included in the financial statements of the Company (see Note 1 to the Company's Financial Statements).

The agreements entered into at the time of the Reorganization contemplated that the coaches and related debt would be promptly transferred by DW Leasing to the Company's subsidiary, Obsidian Leasing Co., Inc. ("Obsidian Leasing"). Twenty seven coaches were transferred by DW Leasing to Obsidian Leasing in November 2001 in consideration of the assumption of the related debt. Pyramid continues to operate the remaining seven coaches for DW Leasing pursuant to a management agreement. Prior to the Reorganization described above, DW Leasing and Pyramid were privately owned and structured in a tax-efficient manner. Because of the nature of this structure, transfer of the remaining seven coaches owned by DW Leasing would have adverse tax consequences to the owners of DW Leasing which were not contemplated in the Reorganization. Accordingly, the Company has agreed to continue to operate these coaches through DW Leasing. During 2002, the Company received gross revenue of $674 from the coaches operated by Pyramid for DW Leasing and paid fees of $538 to DW Leasing for the use of the coaches.

During 2002 and 2001, Obsidian Capital Partners, LP, the majority shareholder of the Company, advanced funds to the Company. These funds were advanced to fund losses of Champion and to fund the professional fees with respect to the filings with the Securities and Exchange Commission in connection with the reorganization in 2001, and closing costs in connection with the reorganization and the closing of the purchase of United. The maximum amount outstanding during 2002, related to funding of Champion losses and funding professional fees was $1,290 and $1,275, respectively. On April 25, 2002, $1,290 of the amounts advanced was converted to Series C Preferred Stock. On October 24, 2002, $1,275 of the amounts advanced was converted to Series D Preferred Stock. Advances during 2002 were as follows:

                                             Balance at          Additional           Amounts          Balance at
                                                                                   Converted to
                                                                Advances and        Equity for
                                          October 31, 2001    Interest Accrued    Preferred Stock   October 31, 2002
                                          ------------------ ------------------- ------------------ ------------------

Advances to fund Champion                   $      1,222       $         68        $     (1,290)      $         --

Advances to fund professional fees          $        948       $        327        $     (1,275)      $         --

During 2002, Fair Holdings, Inc. advanced funds to the Company to fund a debt reduction at Champion and to fund certain professional fees with respect to the filing with the Securities and Exchange Commission. The maximum amount outstanding in 2002 to Fair Holdings related to debt restructuring at Champion and funding certain professional fees was $596 and $270, respectively. On April 25, 2002, $596 of the amounts advanced was converted to Series C Preferred Stock. On October 24, 2002, $270 of the amounts advanced was converted to Series D Preferred Stock. Advances during 2002 were as follows:

                                                                                      Amounts
                                                                 Additional        Converted to
                                             Balance at         Advances and        Equity for         Balance at
                                          October 31, 2001    Interest Accrued    Preferred Stock   October 31, 2002
                                          ------------------ ------------------- ------------------ ------------------

Advances for debt reduction                 $         --       $        596        $       (596)      $         --

Advances for professional fees              $         --       $        270        $       (270)      $         --

In addition to the advances, Fair Holdings, Inc. has provided a $5,000 line of credit to the Company. The maximum amount outstanding in 2002 was $1,798. The line of credit is unsecured, bears interest at 10% per annum and matures in January 2005.

Fair Holdings, Inc. has also leased certain computer equipment to the Company on a short-term basis commencing on August 1, 2002. The rental paid in 2002 was $1.

Fair Holdings, Inc. lent Obsidian Leasing an aggregate of $1,588 in connection with the refinancing of coaches. The maximum amount outstanding during 2002 for this refinancing was $1,588. The loans are ten year, interest only loans, subordinate to the bank debt on the coaches and bear interest at 14% per annum.

The Company subleases its headquarters space from Fair Holdings, Inc. under a sublease with a monthly rental of $3,675. Prior to the sublease with Fair, the Company sublet space from Obsidian Capital Company and paid $56 to Obsidian Capital Company for its space in 2002.

Fair Holdings, Inc. leased certain computer equipment to Danzer under a twelve month lease effective August 1, 2002. The aggregate rental due under the twelve month lease is $8.

DW Trailer, a company owned by Messrs. Durham and Whitesell, has leased a forklift to Danzer under a 38 month lease at $1 per month.

United advanced Obsidian Capital Company $216, as a part of the closing of the purchase of the United transaction. The amount was paid back to United in 2002.

DC Investments, a company controlled by Mr. Durham, lent U.S. Rubber $700 pursuant to a subordinated note which bears interest at 15% per annum with the principal payable in March 2007. The loan was made to permit the Company to complete the elimination of the interest of SerVass, Inc. in U.S. Rubber.

During 2002 DC Investments purchased the senior secured loans to Champion from the bank which held them. The maximum amount outstanding to DC Investments in 2002 was $602. The loans bear interest at 5.5%.

On October 30, 2002, the Company entered into a Memorandum of Agreement with Messrs. Durham and Whitesell pursuant to which Champion agreed to sell all of its assets to an entity to be designated by Messrs. Durham and Whitesell subject to the payment by Messrs. Durham and Whitesell of $1.00 and the assumption by the entity acquiring the assets of all of the liabilities of Champion except for the liability of Champion to Markpoint Equity Growth Fund IV, which was settled by the Company. This transaction closed on January 30, 2003.

Management believes that the transactions described in this Item were on terms no less favorable to the Company and its subsidiaries than would have been the case for transactions with unrelated third parties.

PART IV


ITEM 14. CONTROLS AND PROCEDURES.

The Company maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the reports we file pursuant to the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. Such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. The Company's management recognizes that, because the design of any system of controls is based in part upon certain assumptions about the likelihood of future events and also is subject to other inherent limitations, any controls and procedures, no matter how well designed and operated, can provide only reasonable, and not absolute, assurance of achieving the desired objectives. The Company's management believes, however, that the Company's disclosure controls and procedures provide reasonable assurance that the disclosure controls and procedures are effective.

Within the 90 days prior to the filing of this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based on this evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect internal controls subsequent to the date of the most recent evaluation.


ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

               (a)  Documents filed as part of this Annual Report on Form 10-K:

                    (1)  Financial Statements.

                    See the Financial Statements included in Item 8.

                    (2)  Financial  Statement  Schedules Required to be Filed by
                         Item 8 on this Form.

                    See Item 8

                    (3)  Exhibits.

                    The  exhibits  filed as part of this  Annual  Report on Form
                    10-K are identified in the Exhibit Index, which Exhibit Index specifically identifies those exhibits that describe or evidence all management contracts and compensating plans or arrangements required to be filed as exhibits to this Report. Such Exhibit Index is incorporated herein by reference.

               (b)  Reports on Form 8-K

               The following Reports on Form 8-K were filed during the last quarter of the fiscal year ended October 31, 2001:

                    (1)  Report on Form 8-K regarding July 31, 2001  acquisition
                         of   substantially   all  of  the   assets   of  United
                         Expressline, Inc. (filed August 15, 2001).

                    (2) Report on Form 8-K regarding change in independent auditors (filed November 13, 2001).

                                   Signatures

In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Dated:  August 25, 2003                OBSIDIAN ENTERPRISES, INC.


                                       By: /s/ Timothy S. Durham
                                          -----------------------------
                                          Timothy S. Durham
                                          Chief Executive Officer

                                  EXHIBIT INDEX

  Exhibit No.                            Description                             Incorporated by Reference/Attached

2.1              Acquisition Agreement and Plan of Reorganization, dated      Incorporated by reference to Exhibit
                 June 21, 2001, by and among Registrant, Danzer Industries,   2.1 to the Registrant's Report on Form
                 Inc., Pyramid Coach, Inc., Champion Trailer, Inc., United    8-K filed on August 15, 2001
                 Acquisition, Inc., U.S. Rubber Reclaiming, Inc., Obsidian
                 Capital Partners, L.P. and Timothy S. Durham
2.2              Memorandum of Agreement between Champion Trailer, Inc. and   Incorporated by reference to Exhibit
                 Timothy S. Durham and Terry G. Whitesell                     2.1 to the Registrant's Report on Form
                                                                              8-K filed on November 6, 2002
3.1              Certificate of Incorporation (filed with Delaware            Incorporated by reference to Exhibit
                 Secretary of State on October 4, 2001)                       3.1 to the Registrant's Annual Report
                                                                              on Form 10-K for the Year Ended
                                                                              October 31, 2001
3.2              Certificate of Designations, Preferences, Rights and         Incorporated by reference to Exhibit
                 Limitations of Series C Preferred Stock                      3.2 to the Registrant's Annual Report
                                                                              on Form 10-K for the Year Ended
                                                                              October 31, 2001
3.3              Bylaws  of  the  Registrant   (Restated   Effective  as  of  Attached
                 September 27, 2002)
3.4              Certificate  of  Designations,   Preferences,   Rights  and  Attached+
                 Limitations of Series D Preferred Stock
4.1              Registration Rights Agreement, dated June 21, 2001           Incorporated by reference to Exhibit
                                                                              4.1 to the Registrant's Annual Report
                                                                              on Form 10-K for the Year Ended
                                                                              October 31, 2001
4.2              Amendment  and Joinder to  Registration  Rights  Agreement,  Incorporated by reference to Exhibit
                 dated July 27, 2001                                          4.2 to the Registrant's Annual Report
                                                                              on Form 10-K for the Year Ended
                                                                              October 31, 2001


4.3              8.00% Convertible Debenture Issued by Registrant on July     Incorporated by reference to Exhibit 2
                 19, 2001 to HSBC Global Custody Nominee Due July 19, 2008    to Schedule 13D filed September 20,
                                                                              2001 by Russell Cleveland, Renaissance
                                                                              Capital Group, Inc.
4.4              8.00% Convertible Debenture Issued by Registrant on July     Incorporated by reference to Exhibit 3
                 19, 2001 to Renaissance US Growth & Income Trust PLC Due     to Schedule 13D filed September 20,
                 July 19, 2008                                                2001 by Russell Cleveland, Renaissance
                                                                              Capital Group, Inc.
4.5              Convertible Loan Agreement, dated July 19, 2001, Among       Incorporated by reference to Exhibit
                 Registrant, BFSUS Special Opportunities Trust PLC,           4.5 to the Registrant's Annual Report
                 Renaissance US Growth & Income Trust PLC and Renaissance     on Form 10-K for the Year Ended
                 Capital Group, Inc.                                          October 31, 2001
10.1             2001 Long Term Incentive Plan*                               Incorporated by reference to Appendix
                                                                              E to the Registrant's Proxy Statement
                                                                              filed on September 18, 2001
10.2             Asset Purchase Agreement, dated April 20, 2000, between      Incorporated by reference to Exhibit
                 Champion Trailer Company, L.P. and Harold Peck, Mary Peck,   10.2 to the Registrant's Annual Report
                 Champion Trailer, Ltd. (f/k/a) Champion Trailer, LLC,        on Form 10-K for the Year Ended
                 Champion Collision, Ltd. (f/k/a) Champion Collision,         October 31, 2001
                 L.L.C. and Brandonson, Inc.
10.3             Stock and Asset Purchase Agreement, dated December 20,       Incorporated by reference to Exhibit
                 1999, among Timothy S. Durham, Terry Whitesell, DW           10.3 to the Registrant's Annual Report
                 Leasing, LLC, Bobby Michael, Becky Michael, Jennifer         on Form 10-K for the Year Ended
                 George, Pyramid Coach, Inc., Precision Coach, Inc.,          October 31, 2001
                 American Coach Works, Inc., Transport Trailer Service,
                 Inc., Rent-A-Box, Inc. and LBJ, LLC
10.4             Assumption Agreement and Second Amendment to Credit          Incorporated by reference to Exhibit
                 Agreement, dated June 18, 2001, among Bank One, Indiana,     10.4 to the Registrant's Annual Report
                 N.A., Champion Trailer, Inc. and Champion Trailer Company,   on Form 10-K for the Year Ended
                 L.P.                                                         October 31, 2001
10.5             Credit Agreement, dated December 29, 2000, between USRR      Incorporated by reference to Exhibit
                 Acquisition Corp. and Bank One, Indiana, N.A.                10.5 to the Registrant's Annual Report
                                                                              on Form 10-K for the Year Ended
                                                                              October 31, 2001

10.6             First Amendment to Credit Agreement, dated June 20, 2001,    Incorporated by reference to Exhibit
                 between U.S. Rubber Reclaiming, Inc. and Bank One,           10.6 to the Registrant's Annual Report
                 Indiana, N.A.                                                on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.7             Note Purchase Agreement, dated May 2, 2000, between          Incorporated by reference to Exhibit
                 Champion Trailer, Inc. and Markpoint Equity Growth Fund,     10.7 to the Registrant's Annual Report
                 J.V., and Related Documents                                  on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.8             Warrant, dated May 2, 2000, from Champion Trailer Company,   Incorporated by reference to Exhibit
                 LP to Markpoint Equity Growth Fund, J.V.                     10.8 to the Registrant's Annual Report
                                                                              on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.9             Management Agreement, dated December 29, 2000, between       Incorporated by reference to Exhibit
                 Obsidian Capital Company, LLC and USRR Acquisition Corp.     10.9 to the Registrant's Annual Report
                                                                              on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.10            Management Agreement, dated June 16, 2001, between           Incorporated by reference to Exhibit
                 Pyramid, Inc. and D.W. Leasing                               10.10 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.11            Promissory Note, dated June 1, 2001, from Obsidian Capital   Incorporated by reference to Exhibit
                 Company, LLC to U.S. Rubber Reclaiming, Inc.                 10.11 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.12            Promissory Note, dated June 11, 2001, from Champion          Incorporated by reference to Exhibit
                 Trailer, Inc. to Obsidian Capital Partners, LP               10.12 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001


10.13            Purchase Agreement, dated June 5, 2001, between United       Incorporated by reference to Exhibit
                 Expressline, Inc., United Acquisition, Inc., J.J.M.          10.13 to the Registrant's Annual
                 Incorporated and the Shareholders of United Expressline,     Report on Form 10-K for the Year Ended
                 Inc. and J.J.M. Incorporated                                 October 31, 2001
10.14            Promissory Note, dated July 27, 2001, from United            Incorporated by reference to Exhibit
                 Acquisition, Inc. to United Expressline, Inc.                10.14 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.15            Credit Agreement, dated July 27, 2001, between United        Incorporated by reference to Exhibit
                 Acquisition, Inc. and First Indiana Bank                     10.15 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.16            Loan and Security Agreement, dated January 21, 2000,         Incorporated by reference to Exhibit
                 between Danzer Industries, Inc. and Banc of America          10.16 to the Registrant's Annual
                 Commercial Finance Corp.                                     Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.17            Warrant, dated August 1997, by Danzer Corp. to               Incorporated by reference to Exhibit
                 Duncan-Smith Co. and Letter Agreement, dated June 21,        10.17 to the Registrant's Annual
                 2001, between Danzer Corp. and Duncan-Smith Co.              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.18            Stock Purchase Agreement, dated December 29, 2000, between   Incorporated by reference to Exhibit
                 USRR Acquisition Corp. and SerVaas, Inc.                     10.18 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.19            Subordinated Secured Promissory Note, dated December 29,     Incorporated by reference to Exhibit
                 2000, from USRR Acquisition Corp. to SerVaas, Inc.           10.19 to the Registrant's Annual

10.20            Supply and Consignment Agreement, dated December 29, 2000,   Incorporated by reference to Exhibit
                 between U.S.R.R. Acquisition and SerVaas, Inc.               10.20 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.21            Form of Installment Loan from Edgar County Bank & Trust      Incorporated by reference to Exhibit
                 Co. to DW Leasing Company, LLC, Related Documents and        10.21 to the Registrant's Annual
                 Schedule Identifying Material Details                        Report on Form 10-K for the Year Ended
                                                                              October 31, 2001

10.22            Loan Agreement, dated December 10, 1999, between Old         Incorporated by reference to Exhibit
                 National Bank and DW Leasing Company, LLC, and Related       10.22 to the Registrant's Annual
                 Documents                                                    Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.23            Form of Promissory Note from DW Leasing Company, LLC, to     Incorporated by reference to Exhibit
                 Former Shareholders of Pyramid Coach, Inc., Related          10.23 to the Registrant's Annual
                 Security Agreement, and Schedule Identifying Material        Report on Form 10-K for the Year Ended
                 Details                                                      October 31, 2001
10.24            Form of Promissory Note from DW Leasing Company, LLC to      Incorporated by reference to Exhibit
                 Star Financial Bank, Related Documents and Schedule          10.24 to the Registrant's Annual
                 Identifying Material Details                                 Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.25            Form of Lock-Up Agreement, dated July 19, 2001, and          Incorporated by reference to Exhibit
                 Schedule Identifying Material Details                        10.25 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.26            Master Lease Agreement, dated May 17, 2000, between Old      Incorporated by reference to Exhibit
                 National Bank and DW Leasing Company, LLC, and Related       10.26 to the Registrant's Annual
                 Documents                                                    Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.27            Loan Agreement, dated June 1, 2000, between DW Leasing       Incorporated by reference to Exhibit
                 Company LLC and Regions Bank and Security Agreement          10.27 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.28            Business Loan Agreement (Asset Based), dated August 15,      Incorporated by reference to Exhibit
                 2001, between Danzer Industries, Inc. and Bank of America,   10.28 to the Registrant's Annual
                 N.A.                                                         Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.29            1999 Stock Option Plan*                                      Incorporated by reference to Exhibit
                                                                              10.29 to the Registrant's Annual
                                                                              Report on Form 10-K for the Year Ended
                                                                              October 31, 2001

10.30            Amendment to Acquisition Agreement and Plan of               Incorporated by reference to Exhibit
                 Reorganization, dated December 28, 2001, between             10.30 to the Registrant's Annual
                 Registrant and Obsidian Leasing Company, Inc.                Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.31            Agreement and Plan of Reorganization and Corporate           Incorporated by reference to Exhibit
                 Separation, dated December 28, 2001, between DW Leasing      10.31 to the Registrant's Annual
                 LLC and Obsidian Leasing Company, Inc.                       Report on Form 10-K for the Year Ended
                                                                              October 31, 2001
10.32            Assignment and Assumption Agreement, dated February 19,      Incorporated by reference to Exhibit
                 2002, between Champion Trailer, Inc. and DW Leasing, LLC     10.1 to the Registrant's Quarterly
                                                                              Report on Form 10-Q for the Quarter
                                                                              Ended April 30, 2002
10.33            Assignment and Assumption Agreement, dated February 20,      Incorporated by reference to Exhibit
                 2002, between DW Leasing, LLC and Fair Holdings, Inc.        10.2 to the Registrant's Quarterly
                                                                              Report on Form 10-Q for the Quarter
                                                                              Ended April 30, 2002
10.34            Agreement to Purchase Subordinated Secured Promissory Note   Incorporated by reference to Exhibit
                 and Supply and Consignment Agreement, dated February 26,     10.3 to the Registrant's Quarterly
                 2002, among SerVaas, Inc., the Beurt SerVaas Revocable       Report on Form 10-Q for the Quarter
                 Trust, U.S. Rubber Reclaiming, Inc., Obsidian Enterprises,   Ended April 30, 2002
                 Inc. and DC Investments, LLC
10.35            Replacement Promissory Note, dated February 26, 2002, from   Attached+
                 Obsidian Enterprises, Inc. to Fair Holdings, Inc. in the
                 principal amount of $700,000 due March 1, 2007
10.36            Promissory Note from Obsidian Enterprises, Inc. in favor     Incorporated by reference to Exhibit
                 of Fair Holdings, Inc. in the principal amount of $570,000   10.5 to the Registrant's Quarterly
                 due February 1, 2007                                         Report on Form 10-Q for the Quarter
                                                                              Ended April 30, 2002
10.37            Subscription Agreement of Fair Holdings, Inc. for 186,324    Incorporated by reference to Exhibit
                 shares of Series C Preferred Stock                           10.6 to the Registrant's Quarterly
                                                                              Report on Form 10-Q for the Quarter
                                                                              Ended April 30, 2002

10.38            Subscription Agreement of Obsidian Capital Partners, LP      Incorporated by reference to Exhibit
                 for 402,906 shares of Series C Preferred Stock               10.7 to the Registrant's Quarterly
                                                                              Report on Form 10-Q for the Quarter
                                                                              Ended April 30, 2002
10.39            Second Amendment to Credit Agreement, dated August 28,       Incorporated by reference to Exhibit
                 2002, between United Expressline, Inc. and First Indiana     10.1 to the Registrant's Quarterly
                 Bank, N.A.                                                   Report on Form 10-Q filed for the
                                                                              Quarter Ended July 31, 2002
10.40            Promissory Note, dated January 17, 2002, from DW Leasing     Attached+
                 Company, LLC, to Fair Holdings, Inc.
10.41            Promissory Note, dated September 3, 2002, from Obsidian      Attached+
                 Enterprises, Inc., to Fair Holdings, Inc.
      10.42 Promissory Note, dated January 9, 2002, from Obsidian Attached
                    Enterprises, Inc. to Fair Holdings, Inc.
10.43            Credit Agreement, dated October 31, 2002, between Obsidian   Attached+
                 Leasing Company, Inc. and Old National Bank, N.A. and
                 Related Documents
10.44            Stock Purchase Agreement, dated July 27, 2001, between       Incorporated by reference to Exhibit A
                 Danzer Corporation and The Huntington Capital Investment     to the Schedule 13G filed by The
                 Company.
 10.45            Loan Agreement, dated September 24, 2002, between Edgar     Attached+
                 County Bank & Trust Co. and Obsidian Leasing Company, Inc.
10.46            Term Promissory Note, dated September 26, 2002, from         Attached+
                 Obsidian Leasing Company, Inc. to Fair Holdings, Inc.
10.47            Note Purchase Agreement, dated July 27, 2001, between        Attached+
                 United Acquisition, Inc. and The Huntington Capital
                 Investment Company.
10.48            Limited Forbearance Agreement, dated October 14, 2002,       Attached+
                 among Danzer Industries, Inc., Obsidian Enterprises, Inc.
                 and Bank of America, N.A.
10.49            Revolving Credit, Term Loan and Security Agreement, dated    Attached+
                 October 25, 2002, between PNC Bank, N.A. and U.S. Rubber
                 Reclaiming, Inc. and Related Documents

10.50            Term Promissory Note, dated October 31, 2002, from DW        Attached+
                 Leasing Company, LLC to Fair Holdings, Inc.
10.51            Rental Agreement, dated October 1, 2002, between DW          Attached+
                 Trailer, LLC and Danzer Industries, Inc.
10.52            Commercial Equipment Lease Agreement, dated August 1,        Attached+
                 2002, between Fair Holdings, Inc. and Danzer Industries,
                 Inc.
10.53            Commercial Equipment Lease Agreement, dated August 1,        Attached+
                 2002, between Fair Holdings, Inc. and Obsidian
                 Enterprises, Inc.
21               List of Subsidiaries                                         Attached+
31.1             Sarbanes-Oxley Act Section 302 Certification                 Attached
31.2             Sarbanes-Oxley Act Section 302 Certification                 Attached
32.1             Sarbanes-Oxley Act Section 906 Certification                 Attached
32.2             Sarbanes-Oxley Act Section 906 Certification                 Attached

* Indicates Exhibits that describe or evidence management contracts or compensatory plans or arrangements required to be filed as Exhibits to this Annual Report on Form 10-K.

+    Previously filed.

                                   APPENDIX E

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 10-Q

              [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                    For the three months ended July 31, 2003

                                       OR

              [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 For the transition period from ______ to ______

                         Commission file number 0-17430

                           OBSIDIAN ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                                    35-2154335
 (State of other jurisdiction of                       (IRS Employer
 Incorporation or organization)                     Identification No.)

     111 Monument Circle, Suite 4800
          Indianapolis, Indiana                            46204
(Address of principal executive offices)                (Zip Code)

                                 (317) 237-4122
              (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

             YES   X                       NO
                 -------                      ------

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act).

             YES                           NO    X
                 ------                       --------

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

             Common Stock                  Outstanding at
             $.0001 par value              July 31, 2003
                                           36,007,855 shares

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                                      INDEX



PART I - FINANCIAL INFORMATION:

  Item 1 - Condensed Consolidated Financial Statements:

     Condensed Consolidated Balance Sheets - July 31, 2003 and October 31, 2002

     Condensed Consolidated Statements of Operations
       Three Months and Nine Months Ended July 31, 2003 and 2002

     Condensed Consolidated Statement of Changes of Stockholders' Deficit
       And Comprehensive Loss

     Condensed Consolidated Statements of Cash Flows
       Nine Months Ended July 31, 2003 and 2002

     Notes to Condensed Consolidated Financial Statements

  Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations

  Item 3 - Quantitative and Qualitative Disclosures About Market Risk

  Item 4 - Controls and Procedures

PART II - OTHER INFORMATION:

  Item 1 - Legal Proceedings

  Item 2 - Changes in Securities and Use of Proceeds

  Item 3 - Defaults Upon Senior Securities

  Item 4 - Submission of Matters to a Vote of Security Holders

  Item 5 - Other Information

  Item 6 - Exhibits and Reports on Form 8-K




PART I--FINANCIAL INFORMATION
Item 1 Condensed Consolidated Financial Statements

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)
                                   (unaudited)

                                                                                     July 31,        October 31,
                                                                                       2003             2002
                                                                                 ----------------------------------
Assets

Current assets:
  Cash and cash equivalents                                                        $          329   $          920
  Marketable securities                                                                        80              137
  Accounts receivable, net of allowance for doubtful
  accounts of $492 for 2003 and $495 for 2002                                               4,597            3,307
  Accounts receivable, related parties                                                        229              206
  Inventories, net                                                                          7,692            7,315
  Prepaid expenses and other assets                                                           903            1,049
                                                                                 ----------------------------------

Total current assets                                                                       13,830           12,934

Property, plant and equipment, net                                                         24,271           23,048

Other assets:
  Goodwill                                                                                  6,434            6,434
  Other intangible assets, net of accumulated amortization of $787 for 2003 and
  $555 for 2002                                                                             1,562            1,853
  Other                                                                                        28              116
  Assets of subsidiary held for sale                                                           --            1,538
                                                                                 ----------------------------------

                                                                                   $       46,125   $       45,923
                                                                                 ==================================



The accompanying notes are an integral part of the condensed consolidated financial statements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)
                                   (unaudited)



                                                                                      July 31,       October 31,
                                                                                        2003             2002
                                                                                  ----------------------------------
Liabilities and Stockholders' Deficit

Current liabilities:
  Current portion of long-term debt                                                 $        6,889   $        5,667
  Current portion of long-term debt, related parties                                            73               --
  Accounts payable, trade                                                                    2,398            3,450
  Accounts payable, related parties                                                            805              668
  Accrued expenses and customer deposits                                                     2,473            1,558
                                                                                  ----------------------------------

Total current liabilities                                                                   12,638           11,343

Long-term debt, related parties                                                             13,107            5,518

Long-term debt, net of current portion                                                      20,155           23,879

Deferred income tax liabilities                                                                599            1,624

Liabilities of subsidiary held for sale                                                         --            2,848

Commitments and contingencies                                                                   --               --

Mandatory redeemable preferred stock:
  Class of Series C Preferred Stock: 386,206 shares outstanding for
  2003               and 2002                                                                1,125            1,400
Class of Series D Preferred Stock: 16,071 shares outstanding for 2003                          337               --

Stockholders' deficit:
  Common stock, par value $.0001 per share; 40,000,000 shares authorized,
  36,007,855 shares outstanding                                                                  3                3
  Preferred stock, 5,000,000 shares authorized; Class of Series C convertible preferred stock, par value $.001, 4,600,000 authorized, 3,982,193 issued and outstanding for 2003 and 2002, 200,000 shares of undesignated preferred stock
  authorized                                                                                     5                5
  Preferred stock, 200,000 shares authorized; Class of Series D convertible preferred stock, par value $.001, 104,402 and 88,330 shares issued and
  outstanding in 2003 and 2002, respectively                                                    --               --
Additional paid-in capital                                                                  11,873           10,184
Accumulated other comprehensive loss                                                          (106)             (49)
Accumulated deficit                                                                        (13,611)         (10,832)
                                                                                  ----------------------------------

Total stockholders' deficit                                                                 (1,836)            (689)
                                                                                  ----------------------------------

                                                                                    $       46,125   $       45,923
                                                                                  ==================================


The accompanying notes are an integral part of the condensed consolidated financial statements.


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (in thousands except per share and share data)
                                   (unaudited)

                                                      Three Months Ended                   Nine Months Ended
                                             -------------------------------------------------------------------------
                                               July 31, 2003     July 31, 2002      July 31, 2003     July 31, 2002
                                             -------------------------------------------------------------------------
Net sales                                      $       16,795    $       15,239     $       42,802    $       42,302

Cost of sales                                          14,390            12,400             37,445            35,320
                                             -------------------------------------------------------------------------

Gross profit                                            2,405             2,839              5,357             6,982

Selling, general and administrative expenses            1,976             1,855              6,229             6,118
Insurance recovery                                         --              (325)                --              (325)
                                             -------------------------------------------------------------------------

Income (loss) from operations                             429             1,309               (872)            1,189

Other income (expense):
  Interest expense, net                                  (889)             (839)            (2,577)           (2,616)
  Other income (expense)                                  (59)                1                (52)              (32)
                                             -------------------------------------------------------------------------

Income (loss) before income taxes,
 discontinued operations and cumulative
 effect of change in accounting principle                (519)              471             (3,501)           (1,459)

Income tax benefit                                        212                --                771               155
                                             -------------------------------------------------------------------------

Income (loss) before discontinued
 operations and cumulative effect of change
 in accounting principle                                 (307)              471             (2,730)           (1,304)

Loss from discontinued operations, net of
 tax                                                       --              (364)               (49)           (1,085)
                                             -------------------------------------------------------------------------

Income (loss) before cumulative effect of
 change in accounting principle                          (307)              107             (2,779)           (2,389)

Cumulative effect of change in accounting
 principle                                                 --                --                 --            (2,015)
                                             -------------------------------------------------------------------------

Net income (loss)                              $         (307)   $          107     $       (2,779)   $       (4,404)
                                             =========================================================================


The accompanying notes are an integral part of the condensed consolidated financial statements.





                                                      Three Months Ended                   Nine Months Ended
                                              ------------------------------------------------------------------------
                                                July 31, 2003     July 31, 2002     July 31, 2003     July 31, 2002
                                              ------------------------------------------------------------------------
Basic and diluted income (loss) per share attributable to common shareholders:
  From continuing operations:
    Basic                                       $          .00    $          .01    $         (.07)   $         (.03)
                                              ========================================================================
    Diluted                                     $          .00    $          .00    $         (.07)   $         (.03)
                                              ========================================================================

  Discontinued operations, net of tax:
    Basic                                       $          .00    $         (.01)   $         (.00)   $         (.03)
                                              ========================================================================
    Diluted                                     $          .00    $         (.00)   $         (.00)   $         (.03)
                                              ========================================================================

  Cumulative effect of change in accounting principle:
    Basic                                       $          .00    $          .00    $          .00    $         (.05)
                                              ========================================================================
    Diluted                                     $          .00    $          .00    $          .00    $         (.05)
                                              ========================================================================

  Net income (loss):
    Basic                                       $          .00    $          .00    $         (.07)   $         (.11)
                                              ========================================================================
    Diluted                                     $          .00    $          .00    $         (.07)   $         (.11)
                                              ========================================================================

  Weighted average common shares outstanding:
    Basic                                           36,007,855        36,007,855        36,007,855        36,007,855
                                              ========================================================================
    Diluted                                        149,915,726       128,701,226        36,007,855        36,007,855
                                              ========================================================================



The accompanying notes are an integral part of the condensed consolidated financial statements.

                                              OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                           CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT AND COMPREHENSIVE LOSS
                             (dollars in thousands)
                                   (unaudited)
                                                                    Series C          Series D             Accumu-
                                                                   Convertible      Convertible             lated
                                                                    Preferred         Preferred    Addi-    Other
                                                Common Stock          Stock             Stock     tional   Compre-  Accumu-
                               Comprehensive  --------------------------------------------------- Paid-in  hensive   lated
                                   Loss       Shares    Amount    Shares Amount     Shares Amount Capital   Loss    Deficit   Total
                               -----------------------------------------------------------------------------------------------------

Balance at October 31, 2002      $    --    36,007,855    $3    4,368,399 $ 5       88,330  $--   $10,184  $ (49) $(10,832)  $ (689)

Contribution to capital from
 sale of Champion to related
 party                                --            --    --           --  --           --   --     1,142    --         --    1,142

Fair value adjustment on
 redeemable preferred stock           --            --    --           --  --           --   --       275    --         --      275

Tax effect of sale of coaches
 to DC Investments Leasing, LLC       --            --    --           --  --           --   --       (96)   --         --      (96)

Extension of stock options            --            --    --           --  --           --   --        30    --         --       30

Issuance of mandatory
 redeemable preferred stock           --            --    --           --  --       32,143   --        --    --         --       --

Assignment of Mandatory
 redeemable preferred stock           --            --    --           --  --                --       338    --         --      338

Unrealized loss on
 available-for-sale marketable
 securities                          (57)           --    --           --  --           --   --        --   (57)        --      (57)

Net loss                          (2,779)           --    --           --  --           --   --        --    --     (2,779)  (2,779)
                               ----------------------------------------------------------------------------------------------------

Total comprehensive loss         $(2,836)
                               ===========

Balance at July 31, 2003                    36,007,855    $3    4,368,399 $ 5      120,473  $--   $11,873  $(106) $(13,611) $(1,836)
                                            =======================================================================================



The accompanying notes are an integral part of the condensed consolidated financial statements.




                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)


                                                                                            Nine Months Ended
                                                                                      -------------------------------
                                                                                      July 31, 2003   July 31, 2002
                                                                                      -------------------------------
Cash flow from operating activities:
  Loss from continuing operations                                                       $    (2,730)   $    (3,319)
  Adjustments to reconcile loss from continuing operations to net cash provided by
   (used in) operating activities:
  Depreciation and amortization                                                               2,232          1,907
  Goodwill impairment loss                                                                       --          2,015
  Other                                                                                        (538)          (349)
  Changes in operating assets and liabilities:
    Accounts receivable, net                                                                 (1,289)        (1,317)
    Inventories, net                                                                           (376)          (498)
    Other, net                                                                                 (252)         1,451
                                                                                      -------------------------------

Net cash used in operating activities                                                        (2,953)          (110)
                                                                                      -------------------------------

Cash flows from investing activities:
  Capital expenditures                                                                         (560)          (575)
  Other                                                                                          23             16
                                                                                      -------------------------------

Net cash used in investing activities                                                          (537)          (559)
                                                                                      -------------------------------

Cash flows from financing activities:
  Advances from (repayments to) related parties, net                                         (1,414)           272
  Net borrowings on lines of credit                                                           1,907          1,143
  Borrowings (repayments) on long-term debt, including related parties                        2,447           (822)
                                                                                      -------------------------------
                                                                                      -------------------------------

Net cash provided by financing activities                                                     2,940            593

Net cash provided by (used in) discontinued operations                                          (41)             6
                                                                                      -------------------------------
                                                                                      -------------------------------

Decrease in cash and cash equivalents                                                          (591)           (70)

Cash and cash equivalents, beginning of period                                                  920            529
                                                                                      -------------------------------

Cash and cash equivalents, end of period                                                $       329    $       459
                                                                                      ===============================

Interest paid                                                                           $     2,577    $     2,389
                                                                                      ===============================

Taxes paid                                                                              $        63    $        --
                                                                                      ===============================



The accompanying notes are an integral part of the condensed consolidated financial statements.



                                                                                       Nine Months Ended
                                                                                 -------------------------------
                                                                                  July 31, 2003  July 31, 2002
                                                                                 -------------------------------


Supplemental disclosure of noncash operating, investing and financing activities:
Acquisition of coaches and equipment through issuance of debt                      $     2,304     $        --
Contribution to capital from sale of Champion to related party                     $     1,142     $        --
Issuance of mandatory redeemable preferred stock in conjunction with the sale
 of Champion                                                                       $       338     $        --
Assignment and assumption of mandatory redeemable preferred stock to Fair
 Holdings                                                                          $       675     $        --
Tax effect of sale of coaches to a related party                                   $        96     $        --
Fair value change on mandatory redeemable preferred stock                          $       275     $       341
Reclassification of debt due to assumption of credit agreement by Fair Holdings    $     1,488     $        --
Conversion of debt to preferred stock and additional paid-in capital               $        --     $     3,348
Conversion of accounts payable, related parties to debt                            $        --     $     1,295
Purchase price adjustment and conversion of accounts payable to debt for United    $        --     $       294



The accompanying notes are an integral part of the condensed consolidated financial statements.


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)


1. BASIS OF PRESENTATION, DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business:

Obsidian Enterprises, Inc. ("Obsidian Enterprises"), formerly Danzer Corporation, was reorganized (the "Reorganization") through an Acquisition and Plan of Reorganization with U.S. Rubber Reclaiming, Inc. and Related Entities
("U.S. Rubber Companies"), which was consummated on June 21, 2001 (the "Effective Date"). The Acquisition and Plan of Reorganization of Obsidian Enterprises with U.S. Rubber Companies was accounted for as a reverse acquisition as the shareholders of the U.S. Rubber Companies owned a majority of the outstanding stock of Obsidian Enterprises subsequent to the Acquisition and Plan of Reorganization. For accounting purposes, U.S. Rubber Reclaiming, Inc. is deemed to have acquired Obsidian Enterprises.

Pursuant to the Plan of Acquisition and Reorganization, United Expressline, Inc. was acquired July 31, 2001.

The accompanying financial data as of July 31, 2003 and for the three and nine months ended July 31, 2003 and 2002 has been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. The October 31, 2002 consolidated balance sheet was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These consolidated financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the period ended October 31, 2002. The Company follows the same accounting policies in preparation of interim reports.

In the opinion of management, all adjustments (which include normal recurring adjustments except as disclosed herein) necessary to present a fair statement of financial position as of July 31, 2003, results of operations for the three and nine months ended July 31, 2003 and cash flows and stockholders' deficit for the nine months ended July 31, 2003 have been made. The results of operations for the three and nine months ended July 31, 2003 are not necessarily indicative of the operating results for the full fiscal year or any future periods.

The entities resulting from the merger described above, considered accounting subsidiaries of U.S. Rubber Reclaiming, Inc. (the accounting acquirer) and legal subsidiaries of Obsidian Enterprises, Inc. (formerly Danzer) after the Acquisition and Plan of Reorganization, are as follows:

U.S. Rubber Reclaiming, Inc. ("U.S. Rubber", the accounting acquirer), which is engaged in reclaiming scrap butyl rubber into butyl reclaim for resale to manufacturers of rubber products.

Obsidian Enterprises, Inc. (formerly Danzer, the legal acquirer), a holding company.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

1. BASIS OF PRESENTATION, DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Danzer Industries, Inc. ("Danzer Industries"), which is principally engaged in the design, manufacture and sale of truck bodies and cargo trailers.

Pyramid Coach, Inc. ("Pyramid"), which is engaged in the leasing of coaches, designed and fitted out for use for travel by country, rock bands and other business enterprises, primarily on weekly to monthly leases. The coach leasing segment also includes the assets, liabilities, equity and results of operations of DW Leasing, LLC ("DW Leasing"), Obsidian Leasing Company, Inc. ("Obsidian Leasing"), formed November 1, 2001 and DC Investments Leasing, LLC ("DC Investments Leasing), formed December 13, 2002. DW Leasing and DC Investments Leasing are controlled by individuals who are also controlling shareholders of Obsidian Enterprises, Inc. and, accordingly, Pyramid. DW Leasing, Obsidian Leasing and DC Investments Leasing also own the majority of the coaches operated by Pyramid. All intercompany transactions are eliminated in consolidation.

United Expressline, Inc. ("United") manufactures and sells general use cargo trailers and specialty trailers used in the racing industry and for other special purposes.

Champion Trailer, Inc. ("Champion") manufactures and sells transport trailers to be used primarily in the auto racing industry. During October 2002, the Company's Board of Directors agreed to a plan to dispose of substantially all assets and liabilities of Champion as further discussed in Note 3. The sale of Champion was completed January 30, 2003. Accordingly, the operations of Champion are classified as discontinued operations in the accompanying financial statements.

Basis of Presentation:

Over the past year, the Company has undertaken various actions to improve its operations and liquidity. Such actions include the sale of Champion described in
Note 3, as well as conversion of debt to equity and refinancing of certain of its debt agreements as described in detail in the Company's 10-K for the year ended October 31, 2002. Management believes that the Company has financing agreements in place to provide adequate liquidity and working capital throughout fiscal 2003. However, there can be no assurance that such working capital and liquidity will in fact be adequate. Therefore, the Company may be required to draw upon other liquidity sources. The Company has therefore secured an increased financial commitment from Fair Holdings, Inc. ("Fair Holdings"), an entity controlled by the Company's Chairman, to provide, as needed, additional borrowings under a $8,000 line of credit agreement, which expires January 9, 2005. As of July 31, 2003, availability under the agreement is approximately $2,480.

The Company incurred a net loss for the year ended October 31, 2002 of $6,330, which included an asset impairment charge of $720, cumulative effect of change in accounting principle of $2,015 and a loss from discontinued operations of $1,040. In addition, the Company incurred a loss from continuing operations of $307 and $2,730 for the three and nine months ended July 31, 2003, respectively. Several of the Company's subsidiaries were acquired in highly leveraged transactions and this factor combined with the loss has contributed to its failure to meet certain financial covenants required by two of its lenders. As of July 31, 2003, the lenders have waived all covenant violations.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)


1. BASIS OF PRESENTATION, DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

In view of these matters realization of assets and satisfaction of liabilities in the ordinary course of business is dependent on the Company's ability to generate sufficient cash flow to satisfy its obligations on a timely basis, maintain compliance with its financing agreements and continue to receive financing support from Fair Holdings to provide liquidity if needed.

Management, as a part of its plan towards resolving these issues and generating positive cash flow and earnings, has taken the actions as described in the Company's 10-K for the year ended October 31, 2002 as well as the actions described below during the nine months ended July 31, 2003.

     o During 2002, the Board of Directors authorized the Chairman of the Board to explore various options regarding the operations at Champion. Options included divestiture, restructuring of operations or closing the facility. It was determined in the best interests of the Company to sell Champion. On January 30, 2003, the Company completed the sale of substantially all assets of Champion to an entity owned by Messrs. Durham and Whitesell, Chairman and President of the Company, respectively. The sale resulted in an increase in equity of $1,142 as further described in Note 3.

     o During December 2002, the Company sold certain coaches of Obsidian Leasing to DC Investments Leasing for assumption of the existing debt. DC Investments Leasing then refinanced this debt at terms more favorable than the previous terms.

     o On April 1, 2003, the Company obtained an increase in its available line of credit with Fair Holdings to $8,000.

     o On January 3, 2003, Obsidian Leasing refinanced debt due to former shareholders in the amount of $928 with Fair Holdings at terms further described in Note 4.

     o During January 2003, United and U.S. Rubber obtained modifications to provide less stringent requirements on certain financial covenants with their respective lenders.

     o On March 28, 2003, Fair Holdings acquired the line of credit and term debt due to the senior lender of Danzer in the amount of $1,488 under an assignment and assumption agreement. The maturity date of the line of credit included in the assignment and assumption agreement was extended to April 2006, and the debt covenants required by the senior lender were waived through the end of the term. All other terms of the assumed notes remain the same.

     o During March 2003, United completed a compensation review and update and provided a revised pay scale which realigns the Company with its industry and reduces compensation costs. United also continues to develop its new production facility to increase productivity and plant efficiency.

     o During 2003, U.S. Rubber has continued to consolidate its butyl reclaiming operations from two plants to one to maximize production and efficiently utilize equipment. The consolidation has caused some pieces of equipment to be temporarily idle until the Company completes its implementation of a new production process for "fine grind rubber". Existing and new equipment will be required to complete the "fine grind" production line. The new process will maximize the use of the existing raw materials in the Company's existing butyl reclaim production and also provide additional products of natural rubber.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)


1. BASIS OF PRESENTATION, DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The above factors combined with additional actions by management at the operating subsidiaries are expected to contribute to an increase in the Company's working capital and liquidity.

Although management believes the actions described above will improve operations and liquidity, there can be no assurance that such actions will sufficiently improve operations or liquidity. In addition, management is continuing to explore various opportunities to refinance the current outstanding debt.

Significant Accounting Policies:

Earnings Per Share:

Basic per-share amounts are computed, generally, by dividing net income or loss attributable to common shareholders by the weighted-average number of common shares outstanding. Diluted per-share amounts are computed similar to basic per-share amounts except that the weighted-average shares outstanding are increased to include additional shares for the assumed conversion of Company's Series C and Series D Preferred Stock and assumed exercise of stock options and warrants, if dilutive.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

1. BASIS OF PRESENTATION, DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Basic and diluted earnings (loss) per share have been computed as follows:


                                                   Three Months Ended                     Nine Months Ended
                                          -------------------------------------- -------------------------------------
                                            July 31, 2003      July 31, 2002       July 31, 2003      July 31, 2002
                                          ------------------ ------------------- ------------------ ------------------

Income (loss) before discontinued
 operations and cumulative effect of
 change in accounting principle             $         (307)    $          471      $       (2,730)    $       (1,304)
Change in fair value of mandatory
 redeemable preferred stock                            411                (82)                275                341
                                          ------------------ ------------------- ------------------ ------------------

Income (loss) attributable to common
 shareholders before discontinued
 operations and cumulative effect of
 change in accounting principle                        104                389              (2,455)              (963)

Loss from discontinued operations, net
of tax                                                  --               (364)                (49)            (1,085)

Cumulative effect of change in
accounting principle                                    --                 --                  --             (2,015)
                                          ------------------ ------------------- ------------------ ------------------

Net income (loss) attributable to
 common shareholders                        $           10-4   $           25      $       (2,504)    $       (4,063)
                                          ================== =================== ================== ==================

Weighted average common shares outstanding:
   Basic                                        36,007,855         36,007,855          36,007,855         36,007,855
                                          ================== =================== ================== ==================
   Diluted                                     149,915,726        128,701,226          36,007,855         36,007,855
                                          ================== =================== ================== ==================

Earnings (loss) per share attributable
 to common shareholders:
  From continuing operations:
    Basic                                   $          .00     $          .01      $         (.07)    $         (.03)
    Diluted                                            .00                .01                (.07)              (.03)

  Discontinued operations, net of tax:
    Basic                                              .00               (.01)               (.00)              (.03)
    Diluted                                            .00               (.00)               (.00)              (.03)

                                          ------------------ ------------------- ------------------ ------------------
  Cumulative effect of change in
    accounting principle:
                                          ------------------ ------------------- ------------------ ------------------
    Basic                                              .00                .00                 .00               (.05)
    Diluted                                            .00                .00                 .00               (.05)
                                          ------------------ ------------------- ------------------ ------------------

Net income (loss):
  Basic                                     $          .00     $          .00      $         (.07)    $        (0.11)
                                          ================== =================== ================== ==================
  Diluted                                   $          .00     $          .00      $         (.07)    $        (0.11)
                                          ================== =================== ================== ==================

The Company's Series C Preferred Stock and Series D Preferred Stock, which have all the rights and privileges of the Company's common stock, are convertible at rates of 20 to 1 and 175 to 1, respectively. The inclusion of these potential common shares in the calculation of loss per share would have an antidilutive effect. However, pursuant to the Acquisition Agreement and Plan of Reorganization entered into in connection with the Reorganization, these shares will be converted to common stock immediately upon approval by the stockholders. Accordingly, we are presenting the following pro forma information to indicate the effect on earnings per share had such shares been converted to common shares for the periods presented.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

1. BASIS OF PRESENTATION, DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Pro forma basic and diluted loss per share have been computed below as if the Series C and Series D Preferred Stock were converted to common stock. For the three and nine months ended July 31, 2003, the Series C Preferred Stock has been reflected on a weighted average basis outstanding as common shares of
87,367,980. For the three and nine months ended July 31, 2002, the Series C Preferred Stock has been reflected on a weighted average basis outstanding as common shares of 87,167,980 and 79,111,259, respectively. The Series D Preferred Stock has been reflected on a weighted average basis outstanding as common shares of 21,082,775 and 19,283,594 for the three and nine months ended July 31, 2003, respectively. There were no Series D Preferred Stock shares issued or outstanding during the three and nine months ended July 31, 2002.


                                                    Three Months Ended                      Nine Months Ended
                                          --------------------------------------- --------------------------------------
                                            July 31, 2003       July 31, 2002       July 31, 2003      July 31, 2002
                                          ------------------- ------------------- ------------------ -------------------

Pro forma weighted average common shares outstanding:
  Basic                                        144,458,610         123,175,835         142,659,429        115,119,114
  Diluted                                      149,915,726         128,701,226         142,659,429        115,119,114

Pro forma basic and diluted income (loss) per share, attributable to common shareholders:
  From continuing operations:
    Basic                                   $        .00        $        .00        $       (.02)      $       (.01)
                                          =================== =================== ================== ===================
    Diluted                                 $        .00        $        .00        $       (.02)      $       (.01)
                                          =================== =================== ================== ===================

  Discontinued operations, net of tax:
    Basic                                   $        .00        $       (.00)       $       (.00)      $       (.01)
                                          =================== =================== ================== ===================
    Diluted                                 $        .00        $       (.00)       $       (.00)      $       (.01)
                                          =================== =================== ================== ===================

  Cumulative effect of change in accounting principle:
    Basic                                   $        .00        $        .00        $        .00       $       (.02)
                                          =================== =================== ================== ===================
    Diluted                                 $        .00        $        .00        $        .00       $       (.02)
                                          =================== =================== ================== ===================

Net income (loss):
    Basic                                   $        .00        $        .00        $       (.02)      $       (.04)
                                          =================== =================== ================== ===================
    Diluted                                 $        .00        $        .00        $       (.02)      $       (.04)
                                          =================== =================== ================== ===================


The pro forma net income (loss) per share is presented for informational purposes only and is not indicative of the weighted average common shares outstanding or net income (loss) per share presented in accordance with accounting principles generally accepted in the United States of America.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

1. BASIS OF PRESENTATION, DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Company has a note payable agreement which is convertible by the holder to common stock totaling 5,000,000 shares at a conversion rate of $0.10 per share. In addition, the Company has options outstanding to purchase a total of 800,000 shares of common stock, at a weighted average exercise price of $.09. These additional shares have been included in the calculation of weighted average common shares outstanding on a diluted basis for the three-month periods ended July 31, 2003 and 2002, respectively. However, because the Company incurred a loss for the nine months ended July 31, 2003 and 2002, respectively, the inclusion of those potential common shares in the calculation of diluted loss per share would have an antidilutive effect.

Asset Impairment

The Company's truck body division at Danzer continues to negatively impact the Company's cash flows. The trailer production line was put in place in the fourth quarter of 2002 to support the production needs at United and also provide a new product line to the existing customers of Danzer and open a potential new market along the East coast of the U.S. Given the current state of the telecommunications industry and economic conditions, management will continue to evaluate the operations and progress with the implementation of the trailer production. Management also expects to make a decision to continue or discontinue operations by the end of fiscal 2003. In conjunction with the analysis of the Danzer operations, we are also analyzing the potential for asset impairment at the Danzer operation. Total assets of Danzer as of July 31, 2003 were $3,395, which consists of $1,396 of current assets and $1,999 of net property and equipment, and represents approximately 7% of total consolidated assets.

Recently Issued Pronouncements:

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 46 (FIN No. 46), Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No., 51. This Interpretation addresses the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date. It applies in the first interim period beginning after June 15, 2003, to variable interest entities in which an entity holds a variable interest that it acquired prior to February 1, 2003. DW Leasing and DCI Leasing, which are included in the Company's consolidated financial statements, may be subject to the provisions of FIN No. 46. However, management does not expect the adoption of FIN No. 46 to have a material impact on the Company's financial position, results of operations, cash flows, or its debt covenants as these entities have generated negative operating results in the past and the current operating model does not anticipate income in excess of losses previously recognized in the consolidated financial statements. Should future operating results exceed expectations, income generated by these entities in excess of previously recognized losses would be charged to minority interest in the consolidated statement of operations and recognized as minority interest on the consolidated balance sheet.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. SFAS 148 amends FASB Statement No. 123 (SFAS 123), Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of SFAS 148 are effective for fiscal years ending after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Company plans to continue accounting for stock options under Accounting Principles Bulletin Opinion No. 25, Accounting for Stock Issued to Employees, (APB No. 25) and has adopted the disclosure provisions of SFAS 148.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, which amends SFAS No. 133. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement is effective for contracts entered into or modified after June 30, 2003. We do not anticipate that the adoption of this statement will have a significant impact on our financial statements.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)


In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. The standard further defines the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity or report between the liability and equity section of the balance sheet. The standard requires that those instruments be classified as liabilities in statements of financial position. This standard is effective for interim periods beginning after June 15, 2003. We believe the adoption of this standard will result in mandatory redeemable preferred stock currently reported on our balance sheet between equity and liabilities being reclassified as a liability. We do not expect the adoption of SFAS No. 150 to have a material impact on the Company's results of operations, cash flows, or its debt covenants.

2. INVENTORIES

Inventories are stated at the lower-of-cost (first-in, first-out method) or market and are comprised of the following components:

                                         July 31,          October 31,
                                           2003              2002
                                     ------------------ -------------------

Raw materials                          $       4,819      $        3,655
Work-in-process                                  618                 709
Finished goods                                 2,614               3,417
Valuation reserve                               (359)               (466)
                                     ------------------ -------------------

Total                                  $       7,692      $        7,315
                                     ================== ===================

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)


3. DISCONTINUED OPERATIONS

On October 30, 2002, the Company's Board of Directors agreed to sell the assets of Champion to an entity controlled by Messrs. Durham and Whitesell (Officers of the Company) for the assumption of all liabilities of Champion excluding its subordinated debt. The decision to divest Champion was based on the entity's inability to achieve profitable operations in the foreseeable future without substantial cash infusion. The Company also agreed in principal to settle the outstanding subordinated debt due to Markpoint Equity Fund J.V. ("Markpoint") from Champion in exchange for a cash payment of $675 and issuance to the debt holder of 32,143 shares of the Company's Series D Preferred Stock. In addition, the agreement provides Markpoint the option to require the Company to repurchase these shares at a price of $21 per share. The sale of Champion was completed on January 30, 2003. Champion is accounted for as a discontinued operation and therefore the results of operations and cash flows have been removed from the Company's continuing operations for all periods presented. In addition, assets and liabilities of Champion included in the sale have been removed from the consolidated balance sheet as of July 31, 2003 and are included in the consolidated balance sheet as of October 31, 2002 as "Assets of subsidiary held for sale" and "Liabilities of subsidiary held for sale," respectively.

The sale of Champion resulted in an increase in equity of the Company of $1,142, net of tax of $97. No gain or loss was recognized on the sale because of the involvement of related parties.

A summary of the Company's discontinued operations for the three and nine months ended July 31, 2003 and 2002 are as follows:




                               Three Months Ended                     Nine Months Ended
                      -------------------------------------- -------------------------------------
                        July 31, 2003      July 31, 2002       July 31, 2003      July 31, 2002
                      ------------------ ------------------- ------------------ ------------------

Net sales               $           --     $          236      $          170     $        2,629
Operating expenses                  --               (530)               (286)            (3,501)
Interest                            --                (70)                (85)              (213)
Other                               --                 --                 127                 --
Tax benefit                         --                 --                  25                 --
                      ------------------ ------------------- ------------------ ------------------

Net loss                $           --     $         (364)     $          (49)    $       (1,085)
                      ================== =================== ================== ==================


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

3. DISCONTINUED OPERATIONS, CONTINUED

A summary of assets and liabilities of Champion held for sale at October 31, 2002 are as follows:

                                                     October 31, 2002
                                                   ---------------------

Inventories                                          $          551
Other current assets                                            177
Property and equipment, net                                     715
Other                                                            95
                                                   ---------------------

                                                     $        1,538
                                                   =====================

Accounts payable and accrued expenses                $          709
Customer deposits                                               313
Long-term debt, related parties                               1,826
                                                   ---------------------

                                                     $        2,848
                                                   =====================


4. FINANCING ARRANGEMENTS

Obsidian Leasing:

On January 3, 2003, Obsidian Leasing refinanced debt in the amount of $928 to former shareholders of Pyramid and related companies. Terms of the new note with Fair Holdings include monthly interest payments of 13% of the outstanding principal amount and a balloon principal payment in January 2006.

On December 17, 2002, Obsidian Leasing sold four coaches to DC Investments Leasing in exchange for DC Investments Leasing's satisfaction of the debt outstanding on such coaches. In addition, DC Investments Leasing also acquired five additional coaches that were previously to be purchased by the Company thereby eliminating the Company's existing purchase commitment for such coaches. The Company refinanced the debt on the four coaches in addition to financing the five additional coaches. DC Investments Leasing entered into an agreement with First Indiana for $2,741 of the debt with interest payable at prime plus 1/2% and a maturity of December 2007. DC Investments Leasing also incurred debt with Fair Holdings for the remaining 20% of the net book value of the transferred and new coaches. Terms of the debt with Fair Holdings include monthly interest payments on the principal amount of $677 at 14% and a maturity of January 2008. DC Investments Leasing also entered into a management agreement with Pyramid under which all nine coaches described above will be leased by Pyramid.

United:

On December 26, 2002, United amended its credit agreement to provide additional working capital during the winter months. The amendment included a "temporary overline" line of credit with maximum borrowings not to exceed the lesser of $650 or the remainder of the borrowing base less the outstanding principal amount of the revolving line of credit. Interest is payable monthly at a rate of prime plus 3/4%. The temporary overline line of credit matured on June 30, 2003. The Company is currently in negotiations with its lender to convert the temporary overline to additional availability under the current line of credit. Should such an agreement not be reached, the line will be repaid from borrowings under the Company's line of credit with Fair Holdings and from operating cash flow.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

4. FINANCING ARRANGEMENTS, CONTINUED

United was in technical default of certain loan covenants with its subordinated lender at July 31, 2003. United has obtained a waiver of the violations from the lender.

Obsidian Enterprises:

On April 1, 2003, Obsidian Enterprises, Inc.'s line of credit with Fair Holdings was amended. Maximum borrowings were increased from $5,000 to $8,000.

At October 31, 2002, the Company was in violation of negative covenants with Renaissance US Growth & Income Trust PLC and FBSUS Special Opportunities Trust PLC, the holders of debentures that completed the financing of United. During January 2003, the Company received a waiver of the violations and obtained modifications of terms with the debenture holders to provide for less stringent covenants. In exchange for the waiver and modifications, the Company issued warrants to the debenture holders to purchase up to 16,000 shares of the Company's common stock at an exercise price of $.20 per share.

Danzer:

As of January 31, 2003, Danzer was in violation of certain covenants included in its credit agreement and First Forbearance Agreement dated October 14, 2002 with its senior lender. On February 28, 2003, the Company and the lender entered into a Second Forbearance Agreement waiving these violations. On March 28, 2003, the credit agreement was assumed by Fair Holdings under an assumption and continuation agreement. An amendment was made as of the effective date of the agreement to extend the maturity date of the line of credit agreement to April 1, 2006 and the debt covenants required by the senior lender were waived through the end of the term. All other terms of the agreement will continue as stated in the original agreement dated August 15, 2001.

5. MANDATORY REDEEMABLE PREFERRED STOCK

In conjunction with the sale of Champion discussed in Note 3, the Company agreed to settle the outstanding subordinated debt due to Markpoint from Champion in exchange for a cash payment of $675 and issuance to the debt holder of 32,143 shares of the Company's Series D Preferred Stock. The agreement provides Markpoint the option to require the Company to repurchase these shares at a price of $21 per share. The repurchase option is available to Markpoint as follows: 16,072 shares during the period May 1, 2003 to June 1, 2003 and 16,071 shares during the period November 1, 2003 to December 1, 2003. On May 12, 2003, under an Assignment Agreement, the Company transferred all rights, title and interest in the Put Option to Fair Holdings. Markpoint exercised its option on May 12, 2003 and was paid $338 by Fair Holdings. The exercise of the option resulted in the reduction of the liability and an increase in additional paid in capital of $338.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

6. STOCKHOLDERS' DEFICIT

Stock Options

The Company accounts for stock-based compensation under the provisions of APB No. 25. The Company has adopted the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation. Accordingly, no compensation expense is recognized if the exercise price of stock options equals the fair market value of the underlying stock at the date of grant. Had compensation expense for the Company's stock option plans been determined based on the fair value at the grant date for awards consistent with the provisions of SFAS No. 123, the Company's basic and diluted net income (loss) per share would have been as follows:

                                                    Three Months Ended                     Nine Months Ended
                                           -------------------------------------- -------------------------------------
                                             July 31, 2003      July 31, 2002       July 31, 2003      July 31, 2002
                                           ------------------ ------------------- ------------------ ------------------

Net income (loss) as reported                $         (307)    $          107      $       (2,779)    $       (4,404)
Deduct total stock-based employee
 compensation expense determined under
 fair value methods                                      --                 --                  --                 --
                                           ------------------ ------------------- ------------------ ------------------

Pro forma net income (loss)                            (307)               107              (2,779)            (4,404)

Income (loss) per share:
  As reported:
    Basic                                    $           .00    $           .00     $          (.07)   $          (.11)
    Diluted                                  $           .00    $           .00     $          (.07)   $          (.11)

  Pro forma:
    Basic                                    $           .00    $           .00     $          (.07)   $          (.11)
    Diluted                                  $           .00    $           .00     $          (.07)   $          (.11)


The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2000 and 1999, respectively: risk-free interest rates of 6.4 and 5.5 percent; dividend yield of 0 percent in both years; expected lives of 5 years; and volatility of 978 and 170 percent. The estimated weighted average fair value of options granted during 2000 and 1999 were $0.10 and $0.05 per share, respectively.

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

7. BUSINESS SEGMENT DATA AND GEOGRAPHIC DATA

The Company operates in three industry segments comprised of trailer and related transportation equipment manufacturing (trailer manufacturing); coach leasing; and butyl rubber reclaiming. All sales are in North and South America primarily in the United States, Canada and Brazil. Selected information by segment follows:


                                                            Three Months Ended July 31, 2003
                                      ------------------------------------------------------------------------------
                                      Trailer Manufacturing   Coach Leasing     Butyl Rubber           Total
                                                                                 Reclaiming
                                      ------------------------------------------------------------------------------
Sales:
  Domestic                              $       10,402         $       2,562    $       2,338     $       15,302
  Foreign                                        1,132                    --              361              1,493
                                      ------------------------------------------------------------------------------

Total                                   $       11,534         $       2,562    $       2,699     $       16,795

Cost of goods sold                      $       10,378         $       1,525    $       2,487     $       14,390

Income (loss) before taxes              $         (427)        $         153    $        (141)    $         (415)*

Identifiable assets                     $       20,163         $      14,167    $      10,993     $       45,323**

Depreciation and amortization expense   $          176         $         281    $         329     $          786

Interest expense                        $          357         $         311    $         117     $          785***


*Identifiable income (loss) before taxes, as stated above                                         $         (415)
  Corporate-level loss before taxes, not identifiable with a specific segment                               (104)
                                                                                                --------------------

Total loss before taxes                                                                           $         (519)
                                                                                                ====================

**Identifiable assets, as stated above                                                            $       45,323
    Corporate-level intangibles                                                                              650
    Other corporate-level assets                                                                             152
                                                                                                --------------------

Total assets                                                                                      $       46,125
                                                                                                ====================

***Identifiable interest expense, as stated above                                                 $          785
      Corporate-level interest expense, not identified with a specific segment                               104
                                                                                                --------------------

Total interest expense                                                                            $          889
                                                                                                ====================


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

7. BUSINESS SEGMENT DATA AND GEOGRAPHIC DATA, CONTINUED

                                                             Three Months Ended July 31, 2002
                                       ------------------------------------------------------------------------------
                                             Trailer         Coach Leasing       Butyl Rubber           Total
                            Manufacturing Reclaiming
                                       ------------------------------------------------------------------------------
Sales:
  Domestic                               $       10,475      $       1,959       $       2,672     $       15,106
  Foreign                                            --                 --                 133                133
                                       ------------------------------------------------------------------------------

Total                                    $       10,475      $       1,959       $       2,805     $       15,239

Cost of goods sold                       $        8,952      $         997       $       2,451     $       12,400

Income  before taxes                     $           34      $         163       $         305     $          502*

Identifiable assets                      $       19,897      $      12,670       $      10,650     $       43,217**

Depreciation and amortization expense    $          178      $         169       $         289     $          636

Interest expense                         $          321      $         365       $         122     $          808***

*Identifiable income before taxes, as stated above                                                 $          502
  Corporate-level loss before taxes, not identifiable with a specific segment                                 (31)
                                                                                                 --------------------

Total income before taxes                                                                          $          471
                                                                                                 ====================

**Identifiable assets, as stated above                                                             $       43,217
    Corporate-level intangibles                                                                               650
                                                                                                 --------------------

Total assets                                                                                       $       43,867

***Identifiable interest expense, as stated above                                                  $          808
      Corporate-level interest expense, not identified with a specific segment                                 31
                                                                                                 --------------------

 Total interest expense                                                                            $          839
                                                                                                 ====================

                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

7. BUSINESS SEGMENT DATA AND GEOGRAPHIC DATA, CONTINUED

                                                              Nine Months Ended July 31, 2003
                                       ------------------------------------------------------------------------------
                                             Trailer         Coach Leasing       Butyl Rubber           Total
                            Manufacturing Reclaiming
                                       ------------------------------------------------------------------------------
Sales:
  Domestic                               $       27,391      $       5,082       $       6,989     $       39,462
  Foreign                                         2,355                 --                 985              3,340
                                       ------------------------------------------------------------------------------

Total                                    $       29,746      $       5,082       $       7,974     $       42,802

Cost of goods sold                       $       27,132      $       2,879       $       7,434     $       37,445

Loss before taxes                        $       (2,317)     $        (246)      $        (669)    $       (3,232)*

Identifiable assets                      $       20,163      $      14,167       $      10,993     $       45,323**

Depreciation and amortization expense    $          364      $         704       $         570     $        1,638

Interest expense                         $        1,038      $         914       $         356     $        2,308***


*Identifiable loss before taxes, as stated above                                                   $       (3,232)
   Corporate-level loss before taxes, not identifiable with a specific segment                               (269)
                                                                                                 --------------------

Total loss before taxes                                                                            $       (3,501)
                                                                                                 ====================

**Identifiable assets, as stated above                                                             $       45,323
    Corporate-level intangibles                                                                               650
    Other corporate-level assets                                                                              152
                                                                                                 --------------------

Total assets                                                                                       $       46,125
                                                                                                 ====================

***Identifiable interest expense, as stated above                                                  $        2,308
      Corporate-level interest expense, not identified with a specific segment                                269
                                                                                                 --------------------

      Total interest expense                                                                       $        2,577
                                                                                                 ====================


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

7. BUSINESS SEGMENT DATA AND GEOGRAPHIC DATA, CONTINUED

                                                              Nine Months Ended July 31, 2002
                                       ------------------------------------------------------------------------------
                                             Trailer         Coach Leasing       Butyl Rubber           Total
                            Manufacturing Reclaiming
                                       ------------------------------------------------------------------------------
Sales:
  Domestic                               $       30,210      $       4,513       $       7,134     $       41,857
  Foreign                                            --                 --                 445                445
                                       ------------------------------------------------------------------------------

Total                                    $       30,210      $       4,513       $       7,579     $       42,302

Cost of goods sold                       $       26,134      $       2,336       $       6,850     $       35,320

Loss before taxes                        $         (772)     $        (237)      $        (297)    $       (1,306)*

Identifiable assets                      $       19,897      $      12,670       $      10,650     $       43,217**

Depreciation and amortization expense    $          639      $         579       $         800     $        2,018

Interest expense                         $          936      $       1,097       $         430     $        2,463***

*Identifiable income (loss) before taxes, as stated above                                          $       (1,306)
  Corporate-level loss before taxes, not identifiable with a specific segment                                (153)
                                                                                                 --------------------

Total loss before taxes                                                                            $       (1,459)
                                                                                                 ====================

**Identifiable assets, as stated above                                                              $      43,217
  Corporate-level intangibles                                                                                 650
                                                                                                 --------------------

Total assets                                                                                       $       43,867

***Identifiable interest expense, as stated above                                                  $        2,463
      Corporate-level interest expense, not identified with a specific segment                                153
                                                                                                 --------------------

      Total interest expense                                                                       $        2,616
                                                                                                 ====================


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)

7. BUSINESS SEGMENT DATA AND GEOGRAPHIC DATA, CONTINUED

Obsidian Enterprises, Inc. (legal parent) allocates selling, general and administrative expenses to the respective companies primarily based on a percentage of sales. For the three months and nine months ended July 31, 2003 and 2002, allocated corporate expenses by segment were as follows:



                                    Three Months Ended                      Nine Months Ended
                          -------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------
                             July 31, 2003       July 31, 2002      July 31, 2003      July 31, 2002
                          -------------------------------------------------------------------------------

Trailer manufacturing        $           199     $           146    $           856    $           828
Coach leasing                             42                  27                134                120
Butyl rubber reclaiming                   45                  38                234                185
                          -------------------------------------------------------------------------------

                             $           286     $           211    $         1,224    $         1,133
                          ===============================================================================


8. RELATED PARTIES

The  Company  makes  advances,   receives  loans  and  conducts  other  business
transactions with affiliates resulting in the following amounts for the periods ended:



                                                             July 31,          October 31,
                                                               2003               2002
                                                         ------------------ ------------------
Balance sheet:
  Current assets:
    Accounts receivable, Obsidian Capital Partners         $        156       $        181
    Accounts receivable, Fair Holdings                               12                 --
    Accounts receivable, Obsidian Capital Company                    12                 13
    Accounts receivable, other affiliated entities                   49                 12
                                                         ------------------ ------------------

Total assets                                               $        229       $        206
                                                         ================== ==================

  Current liabilities:
    Accounts payable, Obsidian Capital Company             $        274       $        279
    Accounts payable, stockholders                                  321                338
    Accounts payable, DC Investments and Fair Holdings              197                 42
    Accounts payable, other affiliated entities                      13                  9
    Notes payable, Fair Holdings                                     73                 --
  Long-term portion:
    Notes payable, DC Investments                                   700                700
    Notes payable, Fair Holdings                                  7,025              3,020
    Line of credit, Fair Holdings                                 5,382              1,798
                                                         ------------------ ------------------

Total liabilities                                          $     13,985       $      6,186
                                                         ================== ==================


                   OBSIDIAN ENTERPRISES, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (in thousands except share and per-share data)
                                   (unaudited)


8. RELATED PARTIES, CONTINUED

                                                   Three Months Ended                     Nine Months Ended
                                          -------------------------------------- -------------------------------------
                                            July 31, 2003       July 31, 2002      July 31, 2003      July 31, 2002
                                          ------------------- ------------------ ------------------ ------------------

Statement of operations:
  Interest expense, DC Investments and
  Fair Holdings                             $        432        $         58       $        935       $        140
  Interest expense, Obsidian Capital
  Partners                                  $         --        $         --       $         --       $         58
  Rent expense, Obsidian Capital Company    $         15        $         16       $         30       $         41
  Rent expense, Fair Holdings               $         13        $         --       $         31       $         --


Related-party amounts classified as current reflect those portions of the total receivable or payable that were currently due in accordance with the terms, or were collected or paid subsequent to July 31, 2003 or October 31, 2002, respectively. Amounts classified as long term represent amounts not currently due, amounts that are expected to be converted to equity subsequent to July 31, 2003 and October 31, 2002, respectively, or amounts converted to long-term debt subsequent to July 31, 2003.

In addition to the transactions described above, Fair Holdings acquired from the Company all rights and interest in a Put Option for Series D Preferred Stock held by Markpoint as discussed in Note 5. Fair Holdings has also agreed to purchase shares subject to the second put option held by Markpoint which may be exercised in November 2003.


9. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company is liable for contract completion and product performance. In the opinion of management, such obligations will not significantly affect the Company's financial position or results of operations.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation

IMPORTANT NOTE ABOUT FORWARD-LOOKING STATEMENTS.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. The Company and its representatives may from time to time make written or oral forward-looking statements, including statements included in or incorporated by reference into this Quarterly Report on Form 10-Q and the Company's other filings made with the Securities and Exchange Commission. These forward-looking statements are based on management's views and assumptions and involve risks, uncertainties and other important factors, some of which may be beyond the control of the Company, that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in this Item 2., Management's Discussion and Analysis of Financial Condition and Results of Operations, in this Form 10-Q. Readers should carefully review the risks described in this and other documents that the Company files from time to time with the Securities and Exchange Commission. The forward-looking statements speak only as of the date that they are made and the Company undertakes no obligation to update or revise any of the forward-looking statements.

OVERVIEW

The Company operates in three industry segments, comprised of trailer and related transportation equipment manufacturing, butyl rubber reclaiming, and coach leasing. Trailer and related transportation equipment manufacturing includes the operations of United and Danzer Industries. Butyl rubber reclaiming includes the operations of U.S. Rubber and coach leasing includes the operations of Pyramid, DW Leasing, Obsidian Leasing and DC Investments Leasing.

Champion is accounted for as a discontinued operation, therefore, its results of operations and cash flow have been removed from the Company's continuing operations for all periods presented.

RESULTS OF OPERATIONS

The Company's overall operating results and financial condition during the three and nine months ended July 31, 2003 compared to the three and nine months ended July 31, 2002 continue to be adversely affected by the overall economic situation in the United States through lower than anticipated product demand in the trailer and related transportation equipment manufacturing segment and by the limited availability of raw materials in the butyl reclaiming segment.

The following table shows net sales by product segment:


                                            Three Months Ended                          Nine Months Ended
                                 ------------------------------------------ -------------------------------------------
                                    July 31, 2003         July 31, 2002        July 31, 2003         July 31, 2002
                                 --------------------- -------------------- --------------------- ---------------------

Trailer manufacturing                $     11,534          $     10,475         $     29,746          $     30,210
Butyl rubber reclaiming                     2,699                 2,805                7,974                 7,579
Coach leasing                               2,562                 1,959                5,082                 4,513
                                 --------------------- -------------------- --------------------- ---------------------

Net Sales                            $     16,795          $     15,239         $     42,802          $     42,302
                                 ===================== ==================== ===================== =====================

The following is a discussion of the major elements impacting the Company's operating results by segment for the three-month and nine-month periods ended July 31, 2003 compared to the three-month and nine-month periods ended July 31, 2002. The comments that follow should be read in conjunction with the Company's condensed consolidated financial statements and related notes contained in this Form 10-Q.

TRAILER AND RELATED TRANSPORTATION EQUIPMENT MANUFACTURING

The following table shows sales, cost of sales and gross profit for this segment for the periods indicated:


                                            Three Months Ended                          Nine Months Ended
                                 ------------------------------------------ -------------------------------------------
                                    July 31, 2003         July 31, 2002        July 31, 2003         July 31, 2002
                                 --------------------- -------------------- --------------------- ---------------------

Net Sales                            $     11,534          $     10,475         $     29,746          $     30,210
Cost of Sales                              10,378                 8,952               27,132                26,134
                                 --------------------- -------------------- --------------------- ---------------------

Gross Profit                         $      1,156          $      1,523         $      2,614          $      4,076
                                 ===================== ==================== ===================== =====================

Gross Profit %                             10.0%                 14.5%                 8.8%                 13.5%
                                 ===================== ==================== ===================== =====================

Three  Months  Ended July 31, 2003  Compared to The Three  Months Ended July 31,
2002

Net sales in this segment for the three months ended July 31, 2003 as compared to the comparable three month period ended July 31, 2002 increased 10.1% in the amount of $1,059. Sales in this segment were higher than the prior year due primarily to the sales of cargo trailers. Production and sales of the cargo trailers increased due to the additional cargo manufacturing facility and the implementation of a discount/rebate program that was implemented in February 2003 for the cargo trailers to stimulate sales. Additional sales of cargo trailers were also made to existing customers that historically purchased truck bodies. The trailer market remains very price competitive and all major competitors are offering similar discount programs. The sales of truck bodies for the three months ended July 31, 2003 decreased $36 compared to July 31, 2002. The decrease in sales was due primarily to the loss of this segment's primary truck body customer due to the customer's bankruptcy. We believe sales of truck bodies will continue at a level below 2002 as the Company does not anticipate any orders from this segment's primary truck body customer in the future.

     o The gross profit percentage decreased 4.5% for the three months ended July 31, 2003. The reduction in gross profit is attributable to three primary factors. First, the sales discount/rebate program discussed above has reduced gross profit by approximately 3.3%. Second, during the fourth quarter of 2002, the Company opened an additional cargo trailer manufacturing facility. This facility did not obtain a level of efficiency of existing facilities until the end of the third quarter. Efficiency improved during the third quarter and is expected to be in line with existing facilities through the end of fiscal 2003. Lastly, gross profit has been negatively impacted by a reduction in sales of truck bodies, which has reduced the ability to absorb overhead at the truck body manufacturing facility. During late 2002, the Company began manufacturing cargo trailers in this facility to provide additional capacity and serve new markets. Production levels are increasing but have not yet reached a level of efficiency of existing cargo trailer facilities. Management is currently analyzing the use of the truck body facility and considering options of continuing production of truck bodies and cargo trailers, discontinuing one of these lines at this facility or closing the facility. A decision is expected prior to October 31, 2003. In conjunction with the analysis of operations at the truck body manufacturing facility, management is also analyzing any potential asset impairment at this facility. Total assets of Danzer at July 31, 2003 were $3,395, which consists of $1,396 of current assets and $1,999 of net property and equipment, and represents approximately 7% of consolidated total assets.

Nine Months Ended July 31, 2003 Compared to The Nine Months Ended July 31, 2002

Sales in this segment decreased $464 or 1.5% over the comparable period of 2002. The decrease was primarily related to the following factors. First the sales of cargo trailers have increased approximately $900 over the nine months ended July 31, 2002 as a result of additional production facilities and sales to existing customers in new markets. The Company also began a sales discount/rebate program to stimulate sales. While this program did increase the units sold, it resulted in a lower average price per unit. This increase was offset by the decrease in sales of truck bodies by approximately $1,400 over the nine months ended July 31, 2003. This reduction was related to the continued depressed condition of the telecommunications industry which has historically been a significant consumer of truck bodies, as well as the bankruptcy filing of a significant truck body customer in late 2002. We believe sales of truck bodies will continue at a level below 2002, as we do not anticipate any orders from this segment's primary truck body customer in the future, and a replacement market has not yet been developed.

The gross profit decreased 4.7% primarily as a result of decreased volume at the Company's truck body plant which resulted in an inability to absorb fixed overhead costs. To offset these costs, management began production of cargo trailers in this facility during late 2002. Inefficiencies in the start up of this operation and additional production facilities have also had a negative impact in gross profit margins as compared to the nine months ended July 31, 2002. Management believes gross profits will continue to be adversely impacted by the lack of sales volume in truck bodies. The sales discounts/rebates offered during 2003 have ended as of July 31, 2003 with the introduction of new product lines to compete in the market at higher gross margins than the discounted cargo trailers.

BUTYL RUBBER RECLAIMING

The following table shows sales, cost of sales and gross profit for this segment for the periods indicated:

                                            Three Months Ended                          Nine Months Ended
                                 ------------------------------------------ -------------------------------------------
                                    July 31, 2003         July 31, 2002        July 31, 2003         July 31, 2002
                                 --------------------- -------------------- --------------------- ---------------------

Net Sales                            $     2,699           $     2,805          $     7,974           $     7,579
Cost of Sales                              2,487                 2,451                7,434                 6,850
                                 --------------------- -------------------- --------------------- ---------------------

Gross Profit                         $       212           $       354          $       540           $       729
                                 ===================== ==================== ===================== =====================

Gross Profit %                             7.9%                 12.6%                 6.8%                  9.6%
                                 ===================== ==================== ===================== =====================

Three  Months  Ended July 31, 2003  Compared to The Three  Months Ended July 31,
2002

Net sales for the three months ended July 31, 2003 compared to same period for 2002 decreased $106 or 3.7%. The decrease relates to the demand from the Company's tire manufacturing customers for the three months ended July 31, 2003. The decreased demand was partially offset by a price increase of 2.2% over the comparable period for 2002. While sales have been steady with the additional price increase, management does not anticipate the return to historical levels due to the availability of raw materials discussed below.

The gross profit percentage decreased 4.7% for the three months ended July 31, 2003. This decrease was due to the decrease in volume, increase in the cost to obtain raw material and ongoing equipment maintenance. The Company has consolidated part of its equipment from two plants into one to maximize the production facilities. A portion of the equipment not consolidated with a carrying value of approximately $650 is used at various times for additional capacity and toll grinding but at times may be temporarily idle. The equipment is being evaluated on an ongoing basis for its use in a production process for "fine ground" rubber. Existing and new equipment will be required to complete the "fine grind" production line. If it is determined the idle equipment does not have any foreseeable use, the equipment will be reclassified as idle equipment on the balance sheet, not depreciated and tested for impairment.

Reserves have been established primarily for inventory not usable without additional processing costs and currently usable only when mixed in the production process at a low rate with quality raw material. Reserves are reversed when such inventory is used in production. For the three months ended July 31, 2003, the Company utilized $19 of its reserve.

Nine Months Ended July 31, 2003 Compared to The Nine Months Ended July 31, 2002

Net sales in this segment for the nine months ended July 31, 2003 as compared to the nine-month period ended July 31, 2002 increased 5.2% in the amount of $395. Sales in this segment were higher than the nine months ended July 31, 2002 because of increased demand from Company's tire manufacturing customers and an increase in pricing. While the Company experienced an increase in sales throughout calendar year 2002, management does not anticipate a return to historic levels of sales of reclaimed butyl rubber to tire manufacturers during fiscal 2003, in part due to the lack of consistent sources of raw materials. Net sales also increased over the third quarter of 2002 due to increased demand for pipeline mastic wraps produced with reclaimed butyl rubber. Demand for this product fell dramatically beginning in October 2001 as a result of a decline in the price of crude oil in late 2001, which caused a decline in new oil exploration. As the price of crude oil increased, the demand for those uses has also increased. Although this demand has increased from its lows at the end of fiscal 2001 and beginning of fiscal 2002, demand has not returned to historical levels.

Gross profit percentage decreased 2.8% for the nine months ended July 31, 2003 compared to the nine months ended July 31, 2002. The primary reason for this decrease is a lack of a consistent supply of raw materials and increasing energy costs. The Company's reclaim process is most efficient when raw material consists of primarily road worn inner tubes with a mix of other butyl rubber. Since the introduction of the tubeless tire for automobiles in the 1970s, sources of material have declined substantially and the cost of available raw materials has increased. As a result of having to use less than optimum raw material mix in the reclaiming process, additional processing time is incurred to ensure delivery of quality product. Management has been testing other materials including butyl pad scrap as a replacement material for the past several years with some success. In addition, alternative sources of material, including overseas sources, are being pursued to provide a consistent supply of material in the future. Until such time that consistent sources of raw materials are available, sales growth and gross profit in this segment will be limited.

COACH LEASING

The following table shows sales, cost of sales and gross profit for this segment for the periods indicated:


                                            Three Months Ended                          Nine Months Ended
                                 ------------------------------------------ -------------------------------------------
                                    July 31, 2003         July 31, 2002        July 31, 2003         July 31, 2002
                                 --------------------- -------------------- --------------------- ---------------------

Net Sales                           $      2,562          $      1,959         $      5,082          $      4,513
Cost of Sales                              1,525                   997                2,879                 2,336
                                 --------------------- -------------------- --------------------- ---------------------

Gross Profit                        $      1,037          $        962         $      2,203          $      2,177
                                 ===================== ==================== ===================== =====================

Gross Profit %                            40.5%                 49.1%                43.3%                 48.2%
                                 ===================== ==================== ===================== =====================


Three  Months  Ended July 31, 2003  Compared To The Three  Months Ended July 31,
2002

Sales for the three months ended July 31, 2003 increased $603 or 30.7% from the period July 31. 2002. The increase in sales relates to a higher utilization of the fleet for three months ended July 31, 2003 compared to the same period for 2002. The Company has increased its fleet size by adding four new buses during the current fiscal year to a total of 37 coaches as of July 31, 2003 compared to 30 coaches for the same period for 2002. The increase in number of coaches to the fleet is expected to increase revenues during the remainder of 2003.

Gross profit percentage decreased 8.6% for the three months ended July 31, 2003 compared to the period July 31, 2002. The reduction is attributable primarily to the cost of maintaining a larger fleet and the need to sublease additional buses from third parties for the three months ended July 31, 2003 to meet current demand. The Company has also had increased operating costs for insurance.

Nine Months Ended July 31, 2003 Compared To The Nine Months Ended July 31, 2002

Sales for the nine months ended July 31, 2003 increased 12.6% in the amount of $569 over the comparable nine-month period ended July 31, 2002. The increase in sales is attributable to increased utilization of the coach fleet. Management believes the increased utilization resulted from its marketing efforts and specialized tour groups (i.e. golf course trips) and corporate customers. These customers are in addition to the traditional country and western performers who have traditionally been this segment's primary customer base.

Gross profit percentage for this segment was 43.3% for the nine months ended July 31, 2003 compared to 48.2% for the comparable nine-month period ended July 31, 2002. As noted above the reduction is attributable primarily to the need to sublease additional buses from third parties to meet current demand and increased operating costs for insurance.

Selling, General And Administrative (SG&A) Expenses

The Company's selling, general and administrative expenses increased $121 or 6.5% for the three months ended July 31, 2003 compared to the three-month period ended July 31, 2002 and $111 or 1.8% for the nine months ended July 31, 2003 compared to the nine-month period ended July 31, 2002. The increases are related primarily to the overall increase in the use of outside professionals for services in assisting with amended filings for restatements.

Interest Expense

Interest expense as a percentage of average borrowings is as follows:

                                            Three Months Ended                          Nine Months Ended
                                 ------------------------------------------ -------------------------------------------
                                    July 31, 2003         July 31, 2002        July 31, 2003         July 31, 2002
                                 --------------------- -------------------- --------------------- ---------------------

Average debt borrowings             $     40,101          $     35,893         $     37,844          $      36,448

Interest expense as a
 percentage of average debt
 borrowings                                2.2%                  2.4 %                6.8%                  7.8%

Interest expense as a
 percentage of average debt
 borrowings, annualized                    8.8%                  9.6%                 9.5%                 10.8%
                                 ===================== ==================== ===================== =====================

The decrease is primarily due to the reduction of the prime rate and refinancing of a significant portion of the coach debt at lower rates during the fourth quarter of fiscal 2002.

Income Tax Provision

The income tax benefit for the three-month period ended July 31, 2003 increased by $212 compared to the three-month period ended July 31, 2002 and increased $616 for the nine-month period ended July 31, 2003 as compared to the nine-month period ended July 31, 2002. The income tax benefit is created primarily through net operating loss carryforwards recognized to the extent they are available to offset the Company's net deferred tax liability. Any quarterly tax benefits are based on the estimated effective tax rate for the full year.

Discontinued Operations

On October 30, 2002, the Company's Board of Directors agreed to sell substantially all assets of Champion to an entity controlled by Messrs. Durham and Whitesell in exchange for assumption of all liabilities of Champion, other than its subordinated debt. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for Impairment of Long-Lived Assets, the operating results of Champion have been classified as discontinued operations. The losses from discontinued operations for the nine months ended July 31, 2003 and 2002 represent the losses of Champion during these periods, net of tax benefit of $25 and $0, respectively. The loss from discontinued operations for the three and nine months ended July 31, 2003 and were $0 and $49, respectively, as compared to the three and nine months ended July 31, 2002 and totaled $364 and $1,085, respectively.

Substantially all assets of Champion subject to its liabilities were sold on January 30, 2003. No gain or loss was recognized in the consolidated statement of operations due to the involvement of related parties. This transaction resulted in an increase in equity of $1,142.

Liquidity And Capital Resources

Each of the subsidiaries of the Company have separate revolving credit agreements and term loan borrowings through which the subsidiary finances its operations together with cash generated from operations. The principal balances of some of these loans reflect the fact that Obsidian Capital Partners ("Partners"), from whom three of the four subsidiaries were purchased, entered into highly leveraged acquisitions of U.S. Rubber, Pyramid, and United.

This high level of debt has created liquidity issues for the Company and the stringent financial covenants that are common for this type of debt increase the probability that the Company's subsidiaries may from time to time be in technical violation of their credit agreements. These risks are mitigated, in part, for the Company's United and U.S. Rubber subsidiaries by the right described below under "Guarantees of Partners." Liquidity and capital resources have also been negatively impacted by consolidated losses.

The high level of debt also subjects the Company to additional liquidity risk should interest rates increase by a material amount. Approximately 46% of the Company's outstanding debt is variable and based on market factors such as the prime rate or LIBOR rates. A significant increase in these market indexes could have a material adverse affect on the Company's liquidity.

The Company's working capital position (current assets over current liabilities) was positive at July 31, 2003 by $1,192. The working capital position was $1,591 at October 31, 2002. This decrease is attributable to the lack of positive results primarily from the Trailer manufacturing segment and certain line of credit renewal dates which resulted in reclassification of $4,288 to current liability as of July 31, 2003. This is partially offset by the assumption of Danzer Industries bank debt by Fair Holdings and the extension of the term resulting in a reclassification of $1,488 of debt from current to long term.

The Company continues to address liquidity and working capital issues. Management believes that the steps started in 2002 and currently underway will continue to improve the Company's working capital, strengthen its equity and place the Company in a position to successfully enhance its liquidity. These steps include:

     o During 2002, the Board of Directors authorized the Chairman of the Board to explore various options regarding the operations at Champion. Options included divestiture, restructuring of operations or closing the facility. It was determined in the best interests of the Company to sell Champion. On January 30, 2003, the Company completed the sale of substantially all assets of Champion to an entity owned by Messrs. Durham and Whitesell, Chairman and President of the Company, respectively. The sale resulted in an increase in equity of $1,142 as further described in Note 3.

     o During December 2002, the Company sold certain coaches of Obsidian Leasing to DC Investments Leasing for assumption of the existing debt. DC Investments Leasing then refinanced this debt at terms more favorable than the previous terms.

     o On April 1, 2003, the Company obtained an increase in its available line of credit with Fair Holdings to $8,000.

     o On January 3, 2003, Obsidian Leasing refinanced debt due to former shareholders in the amount of $928 with Fair Holdings at terms further described in Note 4.

     o During January 2003, United and U.S. Rubber obtained modifications to provide less stringent requirements on certain financial covenants with their respective lenders.

     o On March 28, 2003, Fair Holdings acquired the line of credit and term debt due to the senior lender of Danzer in the amount of $1,488 under an assignment and assumption agreement. The maturity date of the line of credit included in the assignment and assumption agreement was extended to April 2006, and the debt covenants required by the senior lender were waived through the end of the term. All other terms of the assumed notes remain the same.

     o During March 2003, United completed a compensation review and update and provided a revised pay scale which realigns the Company with its industry and reduces compensation costs. United also continues to develop its new production facility to increase productivity and plant efficiency.

     o During 2003, U.S. Rubber has continued to consolidate its butyl reclaiming operations from two plants to one to maximize production and efficiently utilize equipment. The consolidation has provided some pieces of equipment to be at times temporarily idle until the Company completes its implementation of a new production process for "fine ground rubber". Existing and new equipment will be required to complete the "fine grind" production line. The new process will maximize the use of the existing raw materials in the Company's existing Butyl reclaim production and also provide additional products of natural rubber.

     o The Company's truck body division at Danzer continues to negatively impact the Company's cash flows. The trailer production line was put in place in the fourth quarter of 2002 to support the production needs at United and also provide a new product line to the existing customers of Danzer and open a potential new market along the East coast of the U.S. Given the current state of the Telecommunications industry and economic conditions management will continue to evaluate the operations and progress with the implementation of the trailer production. Management also expects to make a decision to continue or discontinue operations by the end of fiscal 2003.

     o As a result of the actions described above, management believes that the Company has financing agreements in place to provide adequate liquidity and working capital for the remainder of fiscal 2003. However, there can be no assurance that refinancing will be obtained or that such working capital and liquidity will, in fact, be adequate. Future liquidity is also dependent upon the ability of the company to generate profitable operations and positive cash flow from its operating entities and maintain compliance with its credit agreements.


Financial Covenant Waivers

At July 31, 2003, United Expresslines and US Rubber were in violation of certain financial covenants with Huntington Capital Investment Company and PNC Bank, respectively. United and US Rubber have received waivers of these violations.

Funds Availability

On a consolidated basis, as of July 31, 2003, the Company had approximately $329 of cash and cash equivalents. Danzer Industries, U.S. Rubber, United and Obsidian Enterprises each have revolving credit lines available for working capital at each individual entity. Borrowings under the credit facilities are available to the lesser of the maximum amount or the borrowing base as defined in the credit agreement. At July 31, 2003, additional current availability under these credit lines and maximum additional availability if supported by their individual borrowing base are:

         Company            Current Availability       Maximum Availability
------------------------ --------------------------- --------------------------
Danzer Industries                 $       0                   $        0
U.S. Rubber                              62                        2,240
United                                    0                            0
Obsidian Enterprises                  2,480                        2,480

The Company generated negative net cash flow of $2,953 from operations during the nine months ended July 31, 2003. Cash used in operations during this period is primarily due to increases in inventories and accounts receivable and decreases in accounts payable. The Company increased inventories during the first and second quarters primarily in the Trailer Manufacturing segment to improve the Company's ability to deliver orders during the balance of the year when demand was expected to increase. Inventory has continued to be above historic levels primarily due to lower than expected demand of Cargo Trailers. Accounts receivable increased in both the Trailer Manufacturing and Coach Leasing segments primarily due to increasing sales in the summer months in both segments. Funding during this period was provided through borrowings on lines of credit and from related parties.

Refinancing Activities

Refinancing activity during the nine months ended July 31, 2003 included the following:

     o On December 17, 2002, Obsidian Leasing sold four coaches to DC Investments Leasing in exchange for DC Investments Leasing's satisfaction of the debt outstanding on such coaches. DC Investments Leasing paid this debt through a refinancing at terms that included a reduction in interest rates. In addition, DC Investments Leasing also acquired five additional coaches that were previously to be purchased by the Company thereby eliminating the Company's existing purchase commitment for such coaches. DC Investments Leasing also entered into a management agreement with Pyramid under which all nine coaches described above will be leased by Pyramid.

     o On January 5, 2003, Obsidian Leasing refinanced debt in the amount of $928 to former shareholders of Pyramid and related companies. Terms of the new note with Fair Holdings include monthly interest payments of 13% of the outstanding principal amount and a balloon principal payment in January 2006.

     o On March 28, 2003, Danzer's line of credit and term loan were assumed by Fair Holdings. The maturity date on the line of credit was extended to April 1, 2006 and all covenants were waived.

Guarantees Of Partners

The Company has an agreement with Partners that gives it the right to mandate a capital contribution from Partners if the lenders to U.S. Rubber or United were to declare a default. In either of those events, the Company has the right to enforce a capital contribution agreement with Partners up to $1,620,000 on U.S. Rubber and $1,000,000 on United to fund the respective subsidiary's shortfall. These payments, if any, would be applied directly to reduce the respective subsidiary's debt obligations to the lender.

Cash Flows

A summary of our contractual cash obligations for the fiscal years ending 2003 through 2006 and 2007 and thereafter at July 31, 2003 is as follows:


                                                                                                           2007 and
       Contractual Obligations             Total         2003         2004         2005         2006      Thereafter
                                        ------------ ------------- ------------ ------------ ------------ ------------

Long-term debt, and all debt service
 interest payments                       $   54,931   $    4,284    $    8,931   $   20,640   $   10,239   $   10,837
Operating leases                              1,397          450           353          274          189          131
Mandatory redeemable preferred stock          1,462           --           337           --        1,125           --
                                        ------------ ------------- ------------ ------------ ------------ ------------

Total contractual cash obligations       $   57,790   $    4,734    $    9,621   $   20,914   $   11,553   $   10,968
                                        ============ ============= ============ ============ ============ ============

Cash flow and liquidity are discussed further below, and the footnotes to our financial statements discuss cash flow, liquidity and the current classification of debt.

We also have a commercial commitment as described below:



   Other Commercial Commitment       Total Amount Committed     Outstanding at July 31,        Date of Expiration
                                                                          2003
----------------------------------- -------------------------- --------------------------- ---------------------------
Line of credit, related party             $           1,000          $           1,000     April 1, 2006
Line of credit                                        3,750                      3,750     February 1, 2004
Line of credit                                        4,000                      2,068     October 1, 2005
Line of credit                                          650                        650     June 30, 2003*
Line of credit, related party                         8,000                      5,519     January 9, 2005

*Currently in negotiations with lender.



The Company's net cash used in operations for the nine months ended July 31, 2003 was $2,953. This is comprised of a loss from continuing operations of $2,730, offset by noncash changes as follows: depreciation and amortization of $2,232, deferred tax benefit of $820, accretion of interest expense of $286, and the extension of stock options of $30. In addition, the Company had increases in accounts receivable of $1,289, inventories of $376, accrued expenses and customer deposits of $915, and other assets of $146 and a decrease in accounts payable of $1,055.

Net cash flow provided from financing activities for the nine months ended July 31, 2003 was $2,940. This is comprised of borrowings of long-term debt and net borrowings of short-term debt of $1,984 and borrowings from related parties of $4,982, offset by principal repayments of long-term debt of $2,612. In addition, the Company repaid $1,414 of related-party payables.

Cash flow used in investing activities for the nine months ended July 31, 2003 was $537 This is comprised of purchases of equipment of $560 and other of $23.

The total decrease in cash is summarized as follows:


                                                                  Nine Months Ended
                                                        --------------------------------------
                                                             July 31,           July 31,
                                                               2003               2002
                                                        ------------------- ------------------
Net cash used in operations                               $       (2,953)     $         (110)
Net cash used in investing activities                               (537)               (559)
Net cash provided by financing activities                          2,940                 593
Net cash provided by (used in) discontinued operations               (41)                  6
                                                        ------------------- ------------------

Decrease in cash and cash equivalents                     $         (591)     $          (70)
                                                        =================== ==================


Critical Accounting Policies

Our significant accounting policies are summarized in Note 2 to the consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended October 31, 2002 and describe the significant accounting policies and methods used in the preparation of the consolidated financial statements. Some of the most critical policies are also discussed below.

As a matter of policy, we review our major assets for impairment. Our major operating assets are accounts receivable, inventory, intangible assets and property and equipment. We have not historically experienced significant bad debts expense, although the filing of Chapter 11 bankruptcy during 2002 of a customer resulted in a bad debt charge of $379. However, we believe our reserve for doubtful accounts of $492 should be adequate for any exposure to loss in our July 31, 2003 accounts receivable. We have also established reserves for slow-moving and obsolete inventories and believe the reserve of $359 is adequate. We depreciate our property and equipment and amortize intangible assets (except for goodwill) over their estimated useful lives. Property and equipment are reviewed for impairment when events and circumstances indicate impairment factors may be present. Currently, operating results at our truck body manufacturing facility, including the bankruptcy of a significant truck body customer, indicate the assets of this facility may be subject to impairment. Accordingly, we are analyzing these assets for impairment in conjunction with our analysis of the continuing operations of this facility. In addition, consolidation of facilities at our butyl rubber reclaiming operation has resulted in some equipment at that facility being temporarily idle as we implement a new production line for "fine grind" rubber. Should this new process not utilize all of the idle equipment, we will analyze such equipment for impairment.

Goodwill and intangibles are reviewed annually for impairment or more frequently when events and circumstances indicate potential impairment factors are present. The Company has established the first day of the fourth quarter as the date for its annual goodwill impairment test. In assessing the recoverability of the Company's goodwill, the Company must make various assumptions regarding estimated future cash flows and other factors in determining the fair values of the respective assets. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for these assets in future periods. Any such resulting impairment charges could be material to the Company's results of operations.

The initial cost of coaches acquired is depreciated over a straight-line basis to a salvage value of 38% of original cost. Subsequent enhancements and refurbishments of coaches are depreciated over five years using the straight-line method. The age of coaches in our fleet range from less than one year to nine years, with an average age of approximately four years. Actual value of coaches after 15 years is dependent on several factors including the level of maintenance and the market conditions at the time of disposal. We have not disposed of a material number of coaches, and our estimate of depreciation is based on information other than actual disposal experience. Accordingly, we continue to evaluate our estimates with respect to the actual depreciation of such vehicles based on market conditions and our experience in disposals when they occur. Should future factors indicate the current depreciation policy is not adequate, we will adjust the depreciation rates, and such adjustments may have an adverse impact on our results of operations.

In conjunction with financing of the acquisition of United, the Company issued 386,206 shares of Series C preferred stock to Huntington Capital Investment Corporation ("Huntington"). The note purchase agreement includes a provision that gives Huntington the option to require the Company to repurchase these shares at 90% of market value upon the earlier of: a) fifth anniversary of issuance of such shares, b) default under the subordinated debt agreement, c) other factors related to a sale of substantially all assets of the Company as defined in the agreement. Increases in the value of the Company's stock will result in a corresponding increase to this repurchase requirement. Accordingly, a substantial increase in stock price at the repurchase date may have an adverse impact on the Company's liquidity. At July 31, 2003, the Company had violated certain financial covenants defined in the subordinated debt agreement with Huntington. The Company received a waiver of these violations as of July 31, 2003.

Item 3 Quantitative And Qualitative Disclosures About Market Risk

The Company is exposed to market risk related to interest rate changes. See the discussion of market risk in Management's Discussion and Analysis of Financial Condition and Results of Operations in Item 2, which discussion is incorporated by reference herein.

Item 4 Controls And Procedures

The Company maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the reports we file pursuant to the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. Such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. The Company's management recognizes that, because the design of any system of controls is based in part upon certain assumptions about the likelihood of future events and also is subject to other inherent limitations, any controls and procedures, no matter how well designed and operated, can provide only reasonable, and not absolute, assurance of achieving the desired objectives. The Company's management believes, however, that the Company's disclosure controls and procedures provide reasonable assurance that the disclosure controls and procedures are effective.

The  Company  has  carried out as of July 31,  2003,  an  evaluation,  under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based on this evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect internal controls subsequent to the July 31, 2003 evaluation.


                           Part II--Other Information

Item 1.  Legal Proceedings

The Company is party to ordinary litigation incidental to its business. No current pending litigation is expected to have a material adverse effect on results of operations, financial condition or cash flows.

Item 2.  Changes In Securities And Use Of Proceeds
None.

Item 3.  Defaults Upon Senior Securities
None.

Item 4.  Submission Of Matters To A Vote Of Security Holders
None.

Item 5.  Other Information
None.

Item 6.  Exhibits And Reports On Form 8-K

Exhibits

The exhibits filed as part of this Form 10-Q are listed in the Exhibit Index, which is incorporated herein by reference.

Reports on Form 8-K
None.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           OBSIDIAN ENTERPRISES, INC.

September 15, 2003         By: /s/ Timothy S. Durham
--------------------       -----------------------------------------------------
 Date                             Timothy S. Durham, Chairman and Chief
                                  Executive Officer

September 15, 2003         By: /s/ Rick D. Snow
--------------------       -----------------------------------------------------
Date                              Rick D. Snow, Executive Vice President/
                                  Chief Financial Officer




                                  Exhibit Index

   Exhibit No.                              Description
------------------ --------------------------------------------------------------- ------------------
      10.1         Employment  Agreement,  dated April 30, 2003, between Obsidian     Attached
                   Enterprises, Inc. and Rick D. Snow.*

      31.1         Certification of Timothy S. Durham.                                Attached

      31.2         Certification of Rick D. Snow.                                     Attached
      32.1         Statement  Regarding  Certification  Pursuant  to 18 U.S.C.ss.     Attached

                   1350 by Timothy S. Durham, Chief Executive Officer.
      32.2         Statement  Regarding  Certification  Pursuant  to 18 U.S.C.ss.     Attached

                   1350 by Rick D. Snow, Chief Financial Officer.

* Indicates exhibits that describe or evidence management contracts or compensatory plans or arrangements required to be filed as exhibits.


                           OBSIDIAN ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                November 19, 2003

                             THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry G. Whitesell and Jeffrey W. Osler, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Common Stock the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of Obsidian Enterprises, Inc. (the "Company"), to be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, on Wednesday, November 19, 2003 at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as follows:

1.      Election of Seven (7) Directors.

   [ ]  FOR all nominees listed below (EXCEPT as marked to the contrary below)
        INSTRUCTIONS:   To withhold  authority to vote for any individual
                        nominee, strike a line through such nominee's name
                        in the following list:
        Timothy S. Durham       Daniel S. Laikin       D. Scott McKain

        Jeffrey W. Osler        John A. Schmit         Goodhue W. Smith, III

        Terry G. Whitesell

   [ ]  WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2.      Amendment of Certificate of Designation for Series C Preferred Stock

        [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3.      Amendment of Certificate of Designation for Series D Preferred Stock

        [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

4. Amendment of Certificate of Incorporation to effect a 50-to-1 reverse stock split

        [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

5. Amendment of Certificate of Incorporation to decrease number of shares of authorized capital stock from 45,000,000 to 15, 000,000 shares

        [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

6. Ratification of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003

        [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

7. In their discretion, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, this proxy will be voted FOR the election of the nominees for director listed above and FOR Proposals 2, 3, 4, 5 and 6. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.

                                        Dated____________________________, 2003

                                             ---------------------------------
                                                        Signature
                                             ---------------------------------
                                                        Signature

                              Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.

                                                                  PROXY CARD FOR
                                                              SERIES C PREFERRED
                                                                    STOCKHOLDERS


                           OBSIDIAN ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                November 19, 2003

                             THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry G. Whitesell and Jeffrey W. Osler, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Series C Preferred Stock the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of Obsidian Enterprises, Inc. (the "Company"), to be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, on Wednesday, November 19, 2003 at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as follows:

1.     Election of Seven (7) Directors.
       [ ] FOR all nominees listed below(EXCEPT as marked to the contrary below)
           INSTRUCTIONS:   To withhold  authority to vote for any individual
                           nominee,  strike a line through such nominee's name
                           in the following list:
           Timothy S. Durham         Daniel S. Laikin     D. Scott McKain

           Jeffrey W. Osler          John A. Schmit       Goodhue W. Smith, III

           Terry G. Whitesell

       [ ] WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2.     Amendment of Certificate of Designation for Series C Preferred Stock

       [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3.     Amendment of Certificate of Designation for Series D Preferred Stock

       [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

4. Amendment of Certificate of Incorporation to effect a 50-to-1 reverse stock split

       [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

5. Amendment of Certificate of Incorporation to decrease number of shares of authorized capital stock from 45,000,000 to 15, 000,000 shares

       [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

6. Ratification of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003.

       [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

7. In their discretion, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, this proxy will be voted FOR the election of the nominees for director listed above and FOR Proposals 2, 3, 4, 5 and 6. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.
                                        Dated____________________________, 2003

                                        ---------------------------------
                                                        Signature
                                        ---------------------------------
                                                        Signature

                              Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.

                                                                 PROXY CARD FOR
                                                             SERIES D PREFERRED
                                                                   STOCKHOLDERS

                           OBSIDIAN ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                November 19, 2003

                             THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry G. Whitesell and Jeffrey W. Osler, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Series d Preferred Stock the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of Obsidian Enterprises, Inc. (the "Company"), to be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, on Wednesday, November 19, 2003 at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as follows:

1.    Election of Seven (7) Directors.
      [ ] FOR all nominees listed below (EXCEPT as marked to the contrary below)
          INSTRUCTIONS:    To withhold  authority to vote for any individual
                           nominee,  strike a line through such nominee's name
                           in the following list:
          Timothy S. Durham         Daniel S. Laikin     D. Scott McKain

          Jeffrey W. Osler          John A. Schmit       Goodhue W. Smith, III

          Terry G. Whitesell

      [ ] WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2.    Amendment of Certificate of Designation for Series C Preferred Stock

      [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3.    Amendment of Certificate of Designation for Series D Preferred Stock

      [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

4. Amendment of Certificate of Incorporation to effect a 50-to-1 reverse stock split

      [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

5. Amendment of Certificate of Incorporation to decrease number of shares of authorized capital stock from 45,000,000 to 15, 000,000 shares

      [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

6. Ratification of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003.

      [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

7. In their discretion, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, this proxy will be voted FOR the election of the nominees for director listed above and FOR Proposals 2, 3, 4, 5 and 6. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.
                                        Dated____________________________, 2003

                                        ---------------------------------
                                                     Signature
                                        ---------------------------------
                                                     Signature

                              Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.